                                                                    EXHIBIT 99.1

                              ADOPTION CERTIFICATE
                                     FOR THE
                               FREDRIKSON & BYRON
                    MODEL OPTIONAL 401(k) PROFIT SHARING PLAN

          Polaris Industries L.P.                             the "Employer"),
          ---------------------------------------------------
         (Name of Proprietor, Partnership, Corporation or Other Organization)

Of 1225 Highway 169 North, Minneapolis, MN  55441-5978 hereby:
  -----------------------------------------------------
                               (Business Address)

                  A.       ESTABLISHMENT OR AMENDMENT OF PLAN.

          / /              1.       (NEW PLAN).  Establishes, effective
                           _____________________, 19__, a profit sharing
                           plan to be known as:

                           ---------------------------------------------------

                           ---------------------------------------------------
                            (Official name of plan, including Employer's name
                                         or other identification)

                           by adoption of the Fredrikson & Byron Model
                           Optional 401(k) Profit Sharing Plan;

                                                   OR

          /X/              2.       (AMENDMENT OF EXISTING PLAN).  Amends,
                           effective JANUARY 1, 1989*,

                             Polaris Industries L.P. 401(k)
                             Retirement/savings Plan
                           ---------------------------------------------------
                                           (Name of previous plan)

                           which was established on May 30, 1986,
                           and made effective as of June 1, 1985,
                           by adoption of the Fredrikson & Byron Model Optional 401(k) Profit Sharing Plan, such amended Plan to be known as:

                              Polaris Industries L.P. 401(k)
                              Retirement/Savings Plan
                           ---------------------------------------------------
                            (Name of existing plan or new name which includes
                             Employer's name or other identifying information)

                  B. EMPLOYER STATUS. As of the effective date of this new or amended Plan, the Employer was a:

                  / /      1.       Sole Proprietor

*SEE MISCELLANEOUS SPECIAL PROVISIONS, ITEM 39.

                  / /      2.       Partnership
                                      Any partner owns more than 10% profits or
                                      capital interest:   / /   Yes  / /  No

                  / /      3.       Corporation
                                      S Corporation       / /   Yes  / /  No

                  /X/      4.       Other form of organization
                                        Describe:     Limited Partnership

  *  *  *  *  *  *  *  *  *  *  *  *  *  *  *  *  *  *  *  *  *

                  C. EFFECT OF MODEL PLAN PROVISIONS. All terms, conditions and provisions of the Model Plan which are not changed by the elections in this Adoption Certificate are adopted as the governing provisions of this Plan. However, any provision of the Model Plan which states that the provision is effective only if designated in the Adoption Certificate shall be considered adopted only if the appropriate designation is made in this Adoption Certificate.

                  D. ELECTIVE PROVISIONS. By completing the following sections of this Adoption Certificate, the Employer executing this Adoption Certificate hereby elects to implement the corresponding elective provisions of the Model Plan. In addition, any other Employer adopting this Plan as a participating Employer, whether at the time this Adoption Certificate is executed or thereafter, thereby elects to be bound by such provisions. Parenthetical remarks shall be considered merely illustrative and not a binding part of this Adoption Certificate.

                           1.       DEFINITION OF EMPLOYER AND DESIGNATED
EMPLOYER. [Section 2.2.2; Section 2.2.3]. The term "Employer" includes the Employer executing this Adoption Certificate and the following (i) predecessor employers, or (ii) for-profit or nonprofit corporations, trusts, partnerships or proprietorships which have adopted this Plan as participating Employers in accordance with its terms:

                                    a.      Name:     Polaris Industries, Inc.
                                            Address:  1225 North County Road 18
                                                      Minneapolis, MN 55441-5078
                                            EIN:
                                                      ------------------------

                                    b.      Name:     N/A
                                            Address:
                                                      ------------------------

                                                      ------------------------
                                            EIN:
                                                      ------------------------

                           Attach separate exhibit identified as Exhibit A if
the term "Employer" includes more than two predecessors or participating Employers.

                           The "designated Employer" authorized to amend or
terminate the Plan, appoint, remove or enter into an agreement with the Funding Agent, and to exercise such other powers and duties as are specified in the Model Plan, is ______________________________ (if blank is not filled in, the designated Employer is the Employer executing this Adoption Certificate).

                           2. DEFINITION OF FUNDING AGENT [Section 2.2.6]. The Funding Agent is:

                           /X/      a.      Trustee

                           / /      b.      Other:
                                                   ----------------------------

                                                   ----------------------------

                           3.       DEFINITION OF ELIGIBLE EMPLOYEE
[Section 2.2.8]. The term "eligible employee" does not include the following cate- gory(ies) of employees: (i) employees who are hired by the employer as temporary project employees; and (ii) seasonal employees; provided, however, that if a seasonal employee meets the requirements to participate in the plan, such employee shall be treated as an eligible employee.

                           4.       PLAN ADMINISTRATOR [Section 2.2.15].
The Plan Administrator is Polaris Industries L.P.

                           5.       EFFECTIVE DATE [Section 2.3.1].

                                    a.      Effective date of the Plan:
            June 1, 1985

                                    b.      Effective date of the Plan
            restatement or other amendment:   January 1, 1989*

                           6.       PLAN YEAR [Section 2.3.2].  The fiscal
year (tax accounting year) of the Employer as of the date of execution of this Adoption Certificate is January 1 - December 31. In the event of a change in such fiscal year, the fiscal year for all purposes in and under the Plan shall be the actual fiscal year of the Employer, regardless of the dates set forth in this Section 6.

                           The plan year is:

                           /X/      a.      The fiscal year; or

                           / /      b.
                                            ----------------------------------

*SEE MISCELLANEOUS SPECIAL PROVISIONS, ITEM 39.

                           7.       ENTRY DATE [Section 2.3.3].

                                    Elects optional entry date:

                           / /      a.      As provided in the Plan;

                           / /      b.      First day of each month;

                           / /      c.      Each day of the plan year; or

                           /X/      d.      January 1, April 1, July 1 and
                                            October 1 Each Year

                           8.       NORMAL RETIREMENT DATE [Section 2.3.5].
The normal retirement date is:

                                    a.      [Section 2.3.5.1]  The 65th (not
                                            greater than 65th) birthday of the
                                            participant.

                                    b.      [Section 2.3.5.2] The N/A (not
                                            greater than 5th) anniversary of the
                                            participant's original Plan entry
                                            date.

                           9.       EARLY RETIREMENT DATE [Section 2.3.6].

                           /X/ Authorizes early retirement at age 55 upon completion of N/A years of vesting service

                           10.      SERVICE [Section 2.4.1].  Service for
eligibility and vesting includes service with the following predecessor(s) of
the Employer or unrelated employer(s):   Polaris Industries, Inc.

                           11.      HOURS OF SERVICE EQUIVALENCY
                                    [Section 2.4.2.2].

                           /X/      a.      10 hours for each day;

                           / /      b.      45 hours for each week;

                           / /      c.      95 hours for each semimonthly
                                            payroll period; or

                           / /      d.      190 hours for each month

         N/A               12.      YEAR OF SERVICE FOR ELIGIBILITY
                                    [Section 2.4.3.1.2].

                           / / Elects to exclude years of service prior to breaks in service if employee has no vested interest ("Rule of Parity")

         N/A               13.      YEAR OF SERVICE FOR VESTING
                                    [Section 2.4.3.2].

                           / /      [Section 2.4.3.2.1] Elects to exclude years
                                    of service prior to lower of age   and 18
                                    (not applicable if "4-40" vesting elected)

                           / / [Section 2.4.3.2.2] Elects to exclude all years of service before Plan or predecessor plan adopted (not applicable if "4-40" vesting elected)

                           / / [Section 2.4.3.2.3] Elects to exclude all years of service prior to participant's termination of employment, but only if employment terminated before Plan or predecessor plan established (not applicable if "4-40" vesting elected)

                           / / [Section 2.4.3.2.4] Elects to exclude all years of service following breaks in service for certain purposes

                           / / [Section 2.4.3.2.5] Elects to exclude years of service before break in service until completion of year of service

                           / / [Section 2.4.3.2.6] Elects to exclude years of service prior to breaks in service if participant has no vested interest ("Rule of Parity")

         N/A               14.      DEFINITION OF COMPENSATION [Section 2.6.10].

                           / / With respect to plan years beginning before January 1, 1992, elects to include bonuses paid in the plan year but not accrued for a prior plan year and bonuses accrued for the plan year and paid not later than the due date for filing the Employer's federal income tax return for such plan year (whether or not deductible for such plan year). ELECTION AVAILABLE ONLY FOR ACCRUAL-BASIS TAXPAYER. ELECTION NOT AVAILABLE WITH RESPECT TO PLAN YEARS BEGINNING ON AND AFTER JANUARY 1, 1992.

         N/A               15.      DEFINITION OF COVERED COMPENSATION
                                    [Section 2.6.11].

                           / /      a.      Elects to INCLUDE salary reduction
                                            contributions by the Employer on
                                            behalf of the participant to a
                                            cafeteria plan [Section 2.6.11]

         N/A                        b.      Elects to INCLUDE the following
                                            amounts includible in federal gross
                                            income but not considered by the
                                            Employer to constitute regular
                                            compensation [Sectio5n 2.6.11.5]:

                                    / /     i.       Club dues

                                    / /     ii.      Expense reimbursements

                                    / /     iii.     Automobile allowances

                                    / /     iv.      Other allowances, as
                                                     follows:

                                                     --------------------------
                                                     --------------------------
                                                     --------------------------

                                    / /     v.       Other taxable fringe
                                                     benefits, as follows:

                                                     --------------------------
                                                     --------------------------
                                                     --------------------------

         N/A                        c.      Elects to EXCLUDE the following
                                            [Section 2.6.11.6]:

                                    / /     i.       Discretionary bonuses

                                    / /     ii.      Formula bonuses

                                    / /     iii.     Incentive compensation
                                                     payments

                                    / /     iv.      Overtime

                                    / /     v.       Commissions
                                                     (____% excluded if less
                                                     than 100%)

         N/A               / /      d.      Elects to INCLUDE compensation paid
                                            prior to Plan entry or reentry date
                                            [Section 2.6.11.7]

         N/A               16.      INTEGRATION LEVEL [Section 2.6.14].

                                    a.      For plan years beginning prior to
                                            January 1, 1989, the integration
                                            level is:

                                    / /     i.       The taxable wage base in
                                                     effect on the first day of
                                                     the plan year

                                    / /     ii.      $________, but not greater
                                                     than the taxable wage base
                                                     in effect on the first day
                                                     of the plan year

                                    / /     iii.     $________, increasing each
                                                     year by $________, but in
                                                     no case greater than the
                                                     taxable wage base in effect
                                                     on the first day of the
                                                     plan year

                                    b.      For plan years beginning on and
                                            after January 1, 1989, the
                                            integration level is:

                                    / /     i.       The taxable wage base in
                                                     effect on the first day of
                                                     the plan year

                                    / /     ii.      $_________, but not
                                                     greater than the
                                                     taxable wage base in effect
                                                     on the first day of the
                                                     plan year

                                    / /     iii.     $_________, increasing each
                                                     year by $________, but
                                                     in no case greater than the
                                                     taxable wage base in effect
                                                     on the first day of the
                                                     plan year

                           17.      PARTICIPATION [Section 3.1.2;
                                    Section 3.1.3; Section 3.1.4].

                                    a.      Service required:

                                    /X/     i.       Six months (not greater
                                                     than 30 for plan years
                                                     beginning prior to January
                                                     1, 1989, nor greater than
                                                     18 for plan years beginning
                                                     after December 31, 1988);
                                                     with respect to ________
                                                     participation in Salary
                                                     Deferral Contributions and
                                                     Matching Contributions
                                                     only, six  months (not
                                                     greater than six months
                                                     for plan years beginning
                                                     after December 31, 1988)

                                    / /     ii.      _____ year(s) of service
                                                     (not greater than three for
                                                     plan years beginning prior
                                                     to January 1, 1989, nor
                                                     greater than two for plan
                                                     years beginning after
                                                     December 31, 1988); with
                                                     respect to participation in
                                                     Salary Referral
                                                     Contributions and Matching
                                                     Contributions only, ______
                                                     year(s) of service (not
                                                     greater than one year of
                                                     service for plan years
                                                     beginning after
                                                     December 31, 1988)

                                    b.      Minimum age required:

         N/A*                       / /     i.       Age 21

                                    / /     ii.      Age __ (less than 21)

                                    c.      Other conditions unrelated to age
and service:    N/A

         N/A               18.      CASH OPTION CONTRIBUTIONS [Section 4.1.2].

                           / /      Elects to authorize Cash Option
                                    Contributions in an amount equal to
                                    _____% of the aggregate amount of such
                                    Cash Option Contribution and that portion of the Employer's Non-401(k) Contribution allocated without regard to integration with Social Security

                           19.      SALARY DEFERRAL CONTRIBUTIONS [Section 4.2].

                           / /      a.      Elects to authorize Salary Deferral
                                            Contributions

                                    /X/     i.       Elects maximum Reduction
                                                     Percentage of 15%

         N/A                        / /     ii.      Elects to limit Reduction
                                                     Percentage to whole
                                                     percentages

                           / /      b.      Elects not to authorize Salary
                                            Deferral Contributions beginning
                                            _______________________________.
                                            However, provisions applicable to
                                            Salary Deferral Contributions and
                                            other elective contributions shall
                                            continue to be applicable to such
                                            contributions held in the Plan.
                                            (NOTE: This Adoption Certificate may
                                            not be used if Plan does not and
                                            will not hold Salary Deferral
                                            Contributions or elective
                                            contributions.)

                           20.      MATCHING CONTRIBUTION [Section 4.5].

                           /X/      a.      Matching Contribution percentage is
                                            100% of participant's Salary
                                            Deferral Contributions.  (If blank
                                            is not filled in, or
________________
*EFFECTIVE FEBRUARY 1, 1994.  PRIOR TO SUCH DATE THE AGE REQUIREMENT WAS AGE 21.

                                            if 0% is elected, Matching
                                            Contribution percentage for each
                                            plan year, if any, will be as
                                            established by the Employer and
                                            communicated to participants
                                            employed by it during such plan
                                            year.)

                           /X/      b.      Elects to make Matching Contribution
                                            only on each participant's Salary
                                            Deferral Contributions which do not
                                            exceed 4* % of covered compensation

         N/A               / /      c.      Elects to limit maximum amount of
                                            Matching Contribution for a plan
                                            year to amount of Employer's current
                                            and accumulated profits

                           21. NONDEDUCTIBLE EMPLOYEE CONTRIBUTIONS [Section 4.8.1].

         N/A** / /         Elects to authorize Nondeductible Employee
                                    Contributions

                           22.      CONTRIBUTION OF INSURANCE POLICIES
                                    [Section 4.8.3].

         N/A               / /      Elects to authorize participants to
                                    contribute insurance policies to the Plan

                           23.      ALLOCATION FORMULA FOR FORFEITURES AND
NON-401(k) CONTRIBUTION [Section 6.2].

                                    a.    Elects the following formula: (Elect
                                          i, ii, iii or iv)

                                    /X/     i.       Nonintegrated formula
                                                     [Section 6.2.2.1]

                                    / /     ii.      Integrated three-step
                                                     allocation
                                                     [Section 6.2.2.2]

                                    / /     iii.     Integrated four-step
                                                     allocation
                                                     [Section 6.2.2.3]
                                                     First-step percentage: ___%

                                    / /     iv.      Unit allocation
                                                     [Section 6.2.2.4]
                                                     First-step percentage: ___%

                                                        Covered compensation
                                                        increments
                                                        [Section 6.2.2.4.1.1]:
                                                        $__________


                                     -ix-
______________________
*EFFECTIVE FEBRUARY 1, 1994.  EFFECTIVE FEBRUARY 1, 1990 AND PRIOR TO
FEBRUARY 1, 1994, THE MATCHING CONTRIBUTION PERCENTAGE WAS 3%. PRIOR TO FEBRUARY 1, 1990, THE MATCHING CONTRIBUTION PERCENTAGE WAS 2%.
**EFFECTIVE FOR PLAN YEARS BEGINNING ON AND AFTER JANUARY 1, 1987, NONDEDUCTIBLE EMPLOYEE CONTRIBUTIONS ARE NO LONGER PERMITTED.

                                                        Number of full units for
                                                        each full increment of
                                                        covered compensation
                                                        Section 6.2.2.4.1.1]:
                                                        ______ units

                                                        Number of full units for
                                                        each full year of
                                                        service
                                                        [Section 6.2.2.4.1.2]:
                                                        _____  units

                           /X/      b.      Elects to require 1,000 hours of
                                            service during the plan year to
                                            share in nontop-heavy contribution

                           /X/      c.      Elects to require employment on the
                                            last day of the plan year to share
                                            in nontop-heavy contribution

                           24. VESTING [Section 7.1.4.1].

                                    a.      Elects one of the following vesting
                                            schedules for Non-401(k)
                                            Contribution Account:

                                    /X/     i.       Immediate full vesting
                                                     [Section 7.1.4.1.1].

                                            ii.      Top-heavy schedules
                                                     [Section 7.1.4.1.2]:

                                            / /      (A)      Six-year or
                                                              modified six-year
                                                              vesting

                    YEARS OF SERVICE               %            NOT LESS THAN

          Less than 1 year                       _____
          1 year but less than 2 years           _____
          2 years but less than 3 years          _____               (20%)
          3 years but less than 4 years          _____               (40%)
          4 years but less than 5 years          _____               (60%)
          5 years but less than 6 years          _____               (80%)
          6 years or more                        _____              (100%)

                                            / /      (B)      Three-year vesting

                    YEARS OF SERVICE               %            NOT LESS THAN

          Less than 1 year                       _____
          1 year but less than 2 years           _____
          2 years but less than 3 years          _____
          3 years or more                        _____              (100%)

                                    / /     iii.     Seven-year or modified
                                                     seven-year vesting
                                                     [Section 7.1.4.1.3]

              YEARS OF SERVICE                  %            NOT LESS THAN

          Less than 1 year                    _____
          1 year but less than 2 years        _____
          2 years but less than 3 years       _____
          3 years but less than 4 years       _____             (20%)
          4 years but less than 5 years       _____             (40%)
          5 years but less than 6 years       _____             (60%)
          6 years but less than 7 years       _____             (80%)
          7 years or more                     _____            (100%)

                                    / /     iv.      Four-forty vesting
                                                     (effective only for plan
                                                     years beginning prior to
                                                     January 1, 1989)
                                                     [Section 7.1.4.1.4]

                                    / /     v.       Ten-year vesting (effective
                                                     only for plan years
                                                     beginning prior to
                                                     January 1, 1989)
                                                     [Section 7.1.4.1.5]

             YEARS OF SERVICE                   %            NOT LESS THAN

       Less than 1 year                       _____
       1 year but less than 2 years           _____
       2 years but less than 3 years          _____
       3 years but less than 4 years          _____
       4 years but less than 5 years          _____
       5 years but less than 6 years          _____
       6 years but less than 7 years          _____
       7 years but less than 8 years          _____
       8 years but less than 9 years          _____
       9 years but less than 10 years         _____
       10 years or more                       _____              (100%)

                                    / /     vi.      Five-year vesting
                                                     (effective for plan
                                                     years beginning after
                                                     December 31, 1988)
                                                     [Section 7.1.4.1.5]

             YEARS OF SERVICE                  %              NOT LESS THAN

       Less than 1 year                       ____
       1 year but less than 2 years           ____
       2 years but less than 3 years          ____
       3 years but less than 4 years          ____
       4 years but less than 5 years          ____
       5 years or more                        ____               (100%)

                                    b.      If Matching Contributions are made
                                            to the Plan, elects one of the
                                            following vesting schedules for
                                            Matching Contribution Account:

                                    /X/     i.       Immediate full vesting
                                                     [Section 7.1.4.1.1]

                                            ii.      Top-heavy schedules
                                                     [Section 7.1.4.1.2]:

                                            / /     (A)      Six-year or
                                                             modified six-year
                                                             vesting

                   YEARS OF SERVICE             %          NOT LESS THAN

          Less than 1 year                     ____
          1 year but less than 2 years         ____
          2 years but less than 3 years        ____            (20%)
          3 years but less than 4 years        ____            (40%)
          4 years but less than 5 years        ____            (60%)
          5 years but less than 6 years        ____            (80%)
          6 years or more                      ____           (100%)

                                             / /    (B)      Three-year vesting

                  YEARS OF SERVICE              %           NOT LESS THAN

      Less than 1 year                         ____
      1 year but less than 2 years             ____
      2 years but less than 3 years            ____
      3 years or more                          ____            (100%)

                                    / /     iii.     Seven-year or modified
                                                     seven-year vesting
                                                     [Section 7.1.4.1.3]

                  YEARS OF SERVICE              %         NOT LESS THAN

           Less than 1 year                    ____
           1 year but less than 2 years        ____
           2 years but less than 3 years       ____
           3 years but less than 4 years       ____           (20%)
           4 years but less than 5 years       ____           (40%)
           5 years but less than 6 years       ____           (60%)
           6 years but less than 7 years       ____           (80%)
           7 years or more                     ____          (100%)

                                    / /     iv.      Four-forty vesting
                                                     (effective only for plan
                                                     years beginning prior to
                                                     January 1, 1989)
                                                     [Section 7.1.4.1.4]

                                    / /     v.       Ten-year vesting (effective
                                                     only for plan years
                                                     beginning prior to
                                                     January 1, 1989)
                                                     [Section 7.1.4.1.5]

                    YEARS OF SERVICE             %         NOT LESS THAN

            Less than 1 year                    ____
            1 year but less than 2 years        ____
            2 years but less than 3 years       ____
            3 years but less than 4 years       ____
            4 years but less than 5 years       ____
            5 years but less than 6 years       ____
            6 years but less than 7 years       ____
            7 years but less than 8 years       ____
            8 years but less than 9 years       ____
            9 years but less than 10 years      ____
            10 years or more                                  (100%)

                                    / /     vi.      Five-year vesting
                                                     (effective for plan
                                                     years beginning after
                                                     December 31, 1988)
                                                     [Section 7.1.4.1.5]

                   YEARS OF SERVICE               %           NOT LESS THAN

            Less than 1 year                     ____
            1 year but less than 2 years         ____
            2 years but less than 3 years        ____
            3 years but less than 4 years        ____
            4 years but less than 5 years        ____
            5 years or more                                      (100%)

                           25.      CASH-OUT RULE [Section 7.1.4.2.2].

         N/A               / /      Elects to forfeit unvested portion of Non-
                                    401(k) Contribution Account and Matching
                                    Contribution Account upon termination of employment with no beneficial interest or distribution of entire beneficial interest prior to five consecutive one-year breaks in service

         N/A               26.      TREATMENT OF FORFEITURES
                                    [Section 7.1.4.4.2].

                           / / Elects to use forfeitures to reduce the Em-ployer's Matching Contribution for the plan year

                           27.      DISTRIBUTIONS ON OR AFTER TERMINATION OF
EMPLOYMENT [Section 7.1.4.5]. Elects to make distributions on or after termination of employment for any reason other than death, disability, or early or normal retirement in accordance with the following:

                           / /      a.      After attainment of normal
                                            retirement date [Sections 7.1.4.5.1]

                           /X/      b.      On the date elected by the
                                            participant, subject to satisfaction
                                            of the following objective criteria
                                            [Section 7.1.4.5.2]:________________
                                            ____________________________________
                                            ____________________________________
                                            ____________________________________
                                            ____________________________________
                                            ____________________________________
                                            ____________________________________
                                            ____________________________________

                           28.      DISTRIBUTIONS ON RETIREMENT, DISABILITY OR
TERMINATION OF EMPLOYMENT [Section 7.5]. Elects to permit the following optional forms of distribution on retirement, disability or termination of employment:

         N/A               / /      a.      Installments [Section 7.5.2]

         N/A               / /      b.      Insurance policy [Section 7.5.3]

                           29. DISTRIBUTIONS ON DEATH [Section 7.6.1.2].

         N/A               / /      Elects to permit installment distributions
                                    on death

                           30.      HARDSHIP WITHDRAWALS [Section 7.12].

                           / /      a.      Elects to permit hardship
                                            withdrawals

                           /X/      b.      Elects to permit hardship
                                            withdrawals only under
                                            Section 7.12.6 for all purposes

         N/A               31.      IN-SERVICE WITHDRAWALS [Sections 7.13].
Elects to permit withdrawals if the participant has:

                           / /      a.      Completed five years of service as a
                                            participant

                           / /      b.      Attained age _______________________

                           / /      c.      Completed five years of service as a
                                            participant and attained age _______

                           32.      MINIMUM CONTRIBUTION OR BENEFIT IN TOP-HEAVY
PLAN [Section 8.3]. If the Plan is or becomes top-heavy, the minimum contribution or benefit accrual shall be made in the following plan:
POLARIS INDUSTRIES L.P. 401(K) RETIREMENT/SAVINGS PLAN

                           33.      CREDITING EARNINGS ON ADVANCE, UNALLOCATED,
NONCOMMINGLED CONTRIBUTIONS [Section 12.2.2.1.2; Section 12.2.2.1.4].

         N/A               / /      Elects to allocate earnings on advance,
                                    unallocated, noncommingled contributions as part of Employer contribution

                           34.      INSURANCE AS INVESTMENT OF PARTICIPANT'S AC-
COUNTS [Sections 12.3.8].

                           /X/ Elects to permit the purchase of life insur-ance as an investment of a participant's accounts

                                    The applicable limitations will be under:

                           /X/      a.      Section 12.3.8.3.1 (1/4-1/2 rule)

                           / /      b.      Section 12.3.8.3.2 (accumulation/
                                            participation rule)

         N/A               35.      PARTICIPANT LOANS [Section 12.3.11].

                           / /      Elects to permit participant loans

         N/A               36.      SEGREGATED INVESTMENT ACCOUNTS
                                    [Section 12.4.3].

                           / / Elects to permit participants to segregate their accounts for direction of investment

         N/A               37.      SEGREGATION OF ACCOUNT IN INCOME-PRODUCING
INVESTMENTS IN PROXIMITY TO RETIREMENT DATE [Section 12.4.4]. A partici-pant may segregate his or her account under Section 12.4.4 of the Plan at age __________ if he or she has completed ___________ years of vesting service.

                           38.      APPLICABLE STATE LAW [Section 13.11].
The laws of the State of Minnesota shall apply in the construction and enforcement of the Plan.

                           39.      MISCELLANEOUS SPECIAL PROVISIONS:

                                       See Exhibits A and B.

                                  * * * * * * *

                  The Employer hereby adopts the Plan and, IN WITNESS WHEREOF, the Employer has executed this document on this 26th day of April, 1994 .

In the Presence of:                     Polaris Industries L.P.
                                        -------------------------------------
                                                  (Employer's Name)

   /s/ Mary H. Zins                    By     /s/ Kenneth D. Larson
-----------------------------------       -----------------------------------
                                          Its    President and COO
                                              -------------------------------

                               FREDRIKSON & BYRON

                    MODEL OPTIONAL 401(k) PROFIT SHARING PLAN





(C) 1992 Fredrikson & Byron, P.A.
Specimen Form/89-107
Optional 401(k)

                              FREDRIKSON & BYRON

                   MODEL OPTIONAL 401(k) PROFIT SHARING PLAN



                               TABLE OF CONTENTS

                                                                                                                 PAGE
                                                                                                                 ----
ARTICLE 1.      Establishment and Adoption of Model Plan...........................................................1

         1.1    Purpose............................................................................................1

         1.2    Establishment and Adoption.........................................................................1


ARTICLE 2.      Definitions and Special Rules......................................................................1

         2.1    Instruments or Documents...........................................................................1
                2.1.1    Plan......................................................................................1
                2.1.2    Trust.....................................................................................1
                2.1.3    Adoption Certificate......................................................................1

         2.2    Parties............................................................................................2
                2.2.1    Fredrikson & Byron........................................................................2
                2.2.2    Employer..................................................................................2
                2.2.3    Designated Employer.......................................................................2
                2.2.4    Affiliate.................................................................................2
                2.2.5    Trustee...................................................................................2
                2.2.6    Funding Agent.............................................................................2
                2.2.7    Employee..................................................................................2
                2.2.8    Eligible employee.........................................................................3
                2.2.9    Highly compensated employee...............................................................3
                2.2.10   Participant...............................................................................6
                2.2.11   Limited participant.......................................................................6
                2.2.12   Beneficiary...............................................................................6
                2.2.13   Designated beneficiary....................................................................7
                2.2.14   Named fiduciary...........................................................................8
                2.2.15   Plan Administrator........................................................................8

         2.3    Important Dates....................................................................................8
                2.3.1    Effective date............................................................................8
                2.3.2    Fiscal year and plan year.................................................................8
                2.3.3    Entry date................................................................................8
                2.3.4    Valuation date............................................................................8
                2.3.5    Normal retirement date....................................................................8
                2.3.6    Early retirement date.....................................................................8

         2.4    Service............................................................................................8
                2.4.1    Service...................................................................................8
                2.4.2    Hour of service...........................................................................8
                2.4.3    Year of service..........................................................................11
                2.4.4    One-year break in service................................................................13

         2.5    Top-Heavy Plan Definitions........................................................................13
                2.5.1    Top-heavy plan...........................................................................13
                2.5.2    Super top-heavy plan.....................................................................14
                2.5.3    Aggregation group........................................................................14
                2.5.4    Determination date.......................................................................15


                                       i


                2.5.5    Valuation date............................................................................15
                2.5.6    Key employee..............................................................................15
                2.5.7    Nonkey employee...........................................................................16

         2.6    Miscellaneous......................................................................................16
                2.6.1    Internal Revenue Code or the Code.........................................................16
                2.6.2    ERISA.....................................................................................16
                2.6.3    Fund......................................................................................16
                2.6.4    Value.....................................................................................16
                2.6.5    Beneficial interest.......................................................................16
                2.6.6    Disabled or disability....................................................................16
                2.6.7    Termination of employment.................................................................16
                2.6.8    Age.......................................................................................16
                2.6.9    Net income or profits.....................................................................16
                2.6.10   Compensation..............................................................................16
                2.6.11   Covered compensation......................................................................17
                2.6.12   Adjusted compensation.....................................................................18
                2.6.13   Base compensation.........................................................................18
                2.6.14   Integration level.........................................................................18
                2.6.15   Integrated with Social Security...........................................................18
                2.6.16   Applicable contribution...................................................................18
                2.6.17   Minimum contribution......................................................................19
                2.6.18   Base contribution.........................................................................19
                2.6.19   Integrated contribution...................................................................19
                2.6.20   Applicable formula........................................................................20
                2.6.21   Insurance or insurance policy.............................................................20
                2.6.22   Annuity...................................................................................20
                2.6.23   Qualified joint and survivor annuity......................................................20
                2.6.24   Qualified preretirement survivor annuity..................................................20
                2.6.25   Annuity starting date.....................................................................20

         2.7    Special Definitions Applicable to Plan Maintained by Partnership or Proprietorship.................20
                2.7.1    Net income or profits.....................................................................20
                2.7.2    Earned income.............................................................................20
                2.7.3    Compensation..............................................................................21
                2.7.4    Covered compensation......................................................................21
                2.7.5    Self-employed individual..................................................................21
                2.7.6    Owner-employee............................................................................21

         2.8    Interpretation of Certain Words....................................................................21


ARTICLE 3.      Participation......................................................................................21

         3.1    Participation Requirements.........................................................................21

         3.2    Early Entry Date in Certain Circumstances..........................................................22

         3.3    Reentry after One-Year Break in Service............................................................22

         3.4    Effect of Involvement of Owner-Employees in Other Trades or Businesses.............................22

         3.5    Notification of Plan Provisions....................................................................22


ARTICLE 4.      Funding and Expenses...............................................................................23

         4.1    Employer's Regular Contribution....................................................................23
                4.1.1    Non-401(k) Contributions..................................................................23
                4.1.2    Cash Option Contribution..................................................................23


                                       ii


         4.2    Salary Deferral Contributions......................................................................23

         4.3    Excess Deferrals...................................................................................24
                4.3.1    Definitions...............................................................................24
                4.3.2    Limitation on Elective Contributions by Employer and Affiliates...........................24
                4.3.3    Distribution of Excess Deferrals..........................................................24

         4.4    Actual Deferral Percentage Limitation..............................................................25
                4.4.1    Actual Deferral Percentage Test...........................................................25
                4.4.2    Actual Deferral Percentage................................................................26
                4.4.3    Family Aggregation........................................................................26
                4.4.4    Remedial Action...........................................................................27
                4.4.5    Record keeping............................................................................28


         4.5    Employer's Matching Contribution...................................................................28

         4.6    Contributions not Limited to Profits and Earned Surplus............................................29

         4.7    Time and Deductibility of Contributions Made by Employer Directly or on Behalf of Participant......29
                4.7.1    Employer's Regular Contribution...........................................................29
                4.7.2    Salary Deferral Contributions.............................................................29
                4.7.3    401(k) Remedial Contribution..............................................................29
                4.7.4    Matching Contribution.....................................................................29

         4.8    Nondeductible Employee Contributions...............................................................29
                4.8.1    Authorization and Limitation..............................................................30
                4.8.2    Time of Nondeductible Employee Contributions..............................................30
                4.8.3    Contribution of Insurance Policies........................................................30

         4.9    Contribution Percentage Limitation.................................................................30
                4.9.1    Contribution Percentage Test..............................................................30
                4.9.2    Aggregate Limit...........................................................................30
                4.9.3    Contribution Percentage...................................................................32
                4.9.4    Family Aggregation........................................................................32
                4.9.5    Remedial Action...........................................................................33
                4.9.6    Record-Keeping............................................................................34

         4.10   Rollover and Transfer Contributions................................................................34
                4.10.1   Rollover from Qualified Plan..............................................................34
                4.10.2   Rollover from Individual Retirement Account, Annuity or Bond..............................35
                4.10.3   Direct Transfer from Qualified Plan.......................................................35
                4.10.4   Commingling on Valuation Dates............................................................35

         4.11   Expenses...........................................................................................35


ARTICLE 5.      Deductible Employee Contributions..................................................................35

         5.1    Cessation of Deductible Employee Contributions.....................................................35

         5.2    Separate Accounts..................................................................................35

         5.3    Vesting and Distribution...........................................................................35
                5.3.1    Vesting...................................................................................35
                5.3.2    Distribution..............................................................................36

         5.4    Investment Restrictions............................................................................36


                                      iii


ARTICLE 6.      Allocation of Contributions........................................................................36

         6.1    Separate Accounts..................................................................................36

         6.2    Allocation of Employer's Non-401(k) Contribution and Forfeitures...................................37
                6.2.1    Top-Heavy Minimum.........................................................................37
                6.2.2    Nontop-Heavy Allocation...................................................................37
                6.2.3    Effect of Section 410(b) Coverage Requirements............................................37

         6.3    Employer's Cash Option Contribution................................................................39

         6.4    Salary Deferral Contributions......................................................................40

         6.5    Employer's 401(k) Remedial Contribution............................................................40

         6.6    Employer's Matching Contribution...................................................................40

         6.7    Code Section 415 Limitations on Allocation of Contributions and Forfeitures........................40
                6.7.1    General Rule..............................................................................40
                6.7.2    Multiple Defined Contribution Plans.......................................................40
                6.7.3    Defined Benefit and Defined Contribution Plans............................................40
                6.7.4    Change of Limitation Year.................................................................42

         6.8    Duties of Designated Employer Regarding Limitations................................................42
                6.8.1    Return of Nondeductible Employee Contributions............................................42
                6.8.2    Return of Salary Deferral Contributions...................................................42
                6.8.3    Disposition of Employer Contributions and Forfeitures.....................................42


ARTICLE 7.      Benefits...........................................................................................43

         7.1    Vesting, Valuation and Distribution of a Participant's Non-401(k) Contribution
                  Account and Matching Contribution Account........................................................43
                7.1.1    Retirement, Disability and Death..........................................................43
                7.1.2    Termination of Plan.......................................................................44
                7.1.3    Partial Termination of Plan...............................................................44
                7.1.4    Vesting in Absence of Event of Maturity; Distribution upon Other Terminations of
                           Employment..............................................................................44

         7.2    Nondeductible Employee Contribution Account........................................................47
                7.2.1    Vesting and Distribution..................................................................47
                7.2.2    Withdrawals...............................................................................47

         7.3    Vesting and Distribution of 401(k) Contribution Account, Rollover/Transfer Account and
                  Insurance Proceeds Account.......................................................................48

         7.4    Special Rules for Plans with 401(k) Contribution Accounts..........................................48
                7.4.1    Termination of Plan.......................................................................48
                7.4.2    Sale of Assets............................................................................48
                7.4.3    Sale of Subsidiary........................................................................48

         7.5    Methods of Distribution of Accounts to Participant.................................................48
                7.5.1    Lump Sum..................................................................................48
                7.5.2    Installments..............................................................................48
                7.5.3    Insurance Policy..........................................................................49
                7.5.4    Incidental Death Benefit Requirement......................................................49
                7.5.5    Required Beginning Date...................................................................50
                7.5.6    Section 242(b) Election Honored...........................................................50
                7.5.7    In-Kind Distributions.....................................................................51
                7.5.8    Distribution of Beneficial Interest to Certain Participants in Form of
                           Qualified Joint and Survivor Annuity....................................................51


                                       iv


         7.6    Distribution of Benefits upon Death of a Participant...............................................52
                7.6.1    Death Prior to Commencement of Required Distributions.....................................52
                7.6.2    Section 242(b) Election Honored...........................................................53
                7.6.3    Payment of Beneficial Interest in Form of Qualified Preretirement Survivor Annuity
                           in the Event of Married Participant's Death Prior to Annuity Starting Date..............53
                7.6.4    Death after Commencement of Required Distributions........................................55

         7.7    Additional Rules Relating to Distributions.........................................................55
                7.7.1    Distributions Subject to Regulations......................................................55
                7.7.2    Inconsistent Provisions...................................................................55
                7.7.3    Separate Accounts.........................................................................55
                7.7.4    No Consent Necessary for Required Distributions...........................................55
                7.7.5    Effective Date............................................................................55

         7.8    Reemployment of a Participant Receiving Benefits Hereunder.........................................56

         7.9    Payment in Case of Incompetency....................................................................56

         7.10   Nonalienation of Benefits..........................................................................56

         7.11   Payment of Taxes...................................................................................57

         7.12   Distributions from a Participant's Accounts Prior to the Occurrence of Another Event of Maturity...57
                7.12.1   Illness...................................................................................57
                7.12.2   Family Illness............................................................................57
                7.12.3   Educational Purposes......................................................................57
                7.12.4   Financial Hardship as a Result of Inability to Meet Current Obligations...................57
                7.12.5   Charging Accounts and Special Limitations Applicable to Certain Accounts..................57
                7.12.6   Special Requirements Applicable to Certain Distributions..................................57

         7.13   Distribution from a Participant's Accounts upon Completion of Five Years of Service as a Participant or Attainment of Specified Age..................................................58

         7.14   Distribution Pursuant to Qualified Domestic Relations Order........................................59

         7.15   Distributions after January 1, 1993................................................................60
                7.15.1   Eligible Rollover Distribution............................................................60
                7.15.2   Eligible Retirement Plan..................................................................60
                7.15.3   Distributee...............................................................................60
                7.15.4   Direct Rollover...........................................................................60


ARTICLE 8.      Provisions Relating to Top-Heavy Plan..............................................................60

         8.1    Application of Top-Heavy Provisions................................................................60

         8.2    Minimum Vesting Requirements.......................................................................60

         8.3    Minimum Contribution Requirement...................................................................61

         8.4    Maximum Compensation Limitation....................................................................61

         8.5    Provisions not Applicable to Certain Employees.....................................................61


ARTICLE 9.      Amendment and Termination..........................................................................62

         9.1    Amendment by Designated Employer...................................................................62
                9.1.1    No Diversion..............................................................................62


                                       v


                9.1.2    Reduction of Accrued Benefit by Amendment.................................................62
                9.1.3    Election of Amended Schedule in Certain Circumstances.....................................62
                9.1.4    Notice to Funding Agent and Employers.....................................................62
                9.1.5    Amendment of Agreement with Funding Agent.................................................62
                9.1.6    Effect of Amendment.......................................................................62

         9.2    Termination........................................................................................63

         9.3    Withdrawal by Employer.............................................................................63
                9.3.1    Notice of Withdrawal......................................................................63
                9.3.2    Right of Withdrawing Employer to Adopt Successor Plan.....................................63
                9.3.3    Withdrawal Treated as Termination of the Plan with Respect to Withdrawing Employer........63


ARTICLE 10.     Military and Government Service....................................................................63

         10.1   Term in the Service................................................................................63

         10.2   Statutes Affecting Provisions......................................................................63


ARTICLE 11.     Certain Provisions Relating to Fund and Funding Agent..............................................63

         11.1   Appointment and Resignation of Funding Agent.......................................................63

         11.2   Agreement with Funding Agent.......................................................................64

         11.3   Commingling........................................................................................64

         11.4   Rights of Employees to Fund........................................................................64

         11.5   Diversion of Fund and Return of Employer Contributions.............................................64

         11.6   Errors in Participants' Accounts...................................................................64


ARTICLE 12.     Administration of the Plan.........................................................................64

         12.1   Administration by Designated Employer..............................................................64

         12.2   Certain Provisions Relating to Accounting for Participants' Interests in the Fund and Adjusting
                  Accounts.........................................................................................64
                12.2.1   Subdivision of Accounts...................................................................65
                12.2.2   Adjustment of Accounts on Valuation Dates.................................................65

         12.3   Powers of Designated Employer......................................................................66
                12.3.1   Determinations............................................................................66
                12.3.2   Plan Interpretation and Dispute Resolution................................................66
                12.3.3   Rule-Making...............................................................................66
                12.3.4   Accounting Direction......................................................................66
                12.3.5   Fund Disbursement and Investment..........................................................66
                12.3.6   Allocation of Fiduciary Responsibilities..................................................66
                12.3.7   Unallocated Key-Person Insurance..........................................................66
                12.3.8   Allocated Life Insurance..................................................................66
                12.3.9   Sale of Insurance Contracts...............................................................67
                12.3.10  Purchase of Insurance Contracts...........................................................68
                12.3.11  Participant Loans.........................................................................68
                12.3.12  Employment of Agents......................................................................70
                12.3.13  Correction of Errors......................................................................70
                12.3.14  Appointment and Removal of Funding Agent..................................................70


                                       vi


                12.3.15  Certifications............................................................................70
                12.3.16  Establishment of Separate Fund Following Merger or Consolidation..........................70

         12.4   Participant Direction of Investment of Accounts....................................................70
                12.4.1   Separate Investment Funds.................................................................70
                12.4.2   Segregation of Accounts for Participant Loans.............................................70
                12.4.3   Segregation of Accounts for Participant Direction and Exercise of Participant Direction...71
                12.4.4   Segregation of Accounts Subsequent to Termination of Employment or Earlier Date...........71
                12.4.5   Segregation of Insurance Proceeds.........................................................72

         12.5   Claims Procedure...................................................................................72
                12.5.1   Filing and Denial of Claim................................................................72
                12.5.2   Review of Denial..........................................................................72
                12.5.3   Notice Periods and Legal Action...........................................................72

         12.6   Action Taken by Designated Employer or Employer....................................................73

         12.7   Delegation by Designated Employer and Others.......................................................73

         12.8   Membership and Operation of Committee..............................................................73
                12.8.1   Membership of Committee...................................................................73
                12.8.2   Officers..................................................................................73
                12.8.3   Meetings and Voting.......................................................................73
                12.8.4   Bonds, Compensation and Expenses..........................................................73

         12.9   Notification and Certification by Designated Employer, Employer or Committee.......................74


ARTICLE 13.     Miscellaneous......................................................................................74

         13.1   Right to Terminate Employment......................................................................74

         13.2   Limitation on Liability of Designated Employer, Employer, Committee or Funding Agent...............74

         13.3   Unemployment Benefits..............................................................................74

         13.4   Consolidation or Merger of the Plan................................................................74

         13.5   Effect of Change of Method of Crediting Service....................................................74

         13.6   Service of ProceSections...........................................................................75

         13.7   Persons Dealing with Designated Employer, Employer, Committee and Funding Agent....................75

         13.8   Plan Intended to Qualify under Section 40l(a) of Internal Revenue Code.............................75

         13.9   Indemnification....................................................................................75

         13.10  Titles.............................................................................................75

         13.11  Governing Law......................................................................................75

         13.12  Matters Surviving Amendment........................................................................75

                               FREDRIKSON & BYRON

                    MODEL OPTIONAL 401(k) PROFIT SHARING PLAN

                                   ARTICLE 1.
                    ESTABLISHMENT AND ADOPTION OF MODEL PLAN

         1.1 PURPOSE. The Employer has adopted this Profit Sharing Plan to provide benefits upon retirement, disability or death exclusively for the benefit of its employees who participate hereunder and their beneficiaries.

         1.2 ESTABLISHMENT AND ADOPTION. Any employer otherwise eligible to adopt a qualified plan under Section 401 of the Internal Revenue Code may establish this Plan in the following manner: If a corporate employer (or equivalent), through proper corporate action and by executing an Adoption Certificate, and if an unincorporated employer, by executing an Adoption Certificate. In addition, any such employer may, in accordance with the provisions of Section 2.2.2, adopt this Plan as established by another employer.

                                   ARTICLE 2.
                          DEFINITIONS AND SPECIAL RULES

         2.1 INSTRUMENTS OR DOCUMENTS.

                  2.1.1 The "PLAN" means the profit sharing plan set forth in this instrument as adopted by the Employer. As the Plan instrument and Adoption Certificate are amended from time to time, the "PLAN" shall mean those instruments as amended; provided, however, that the name of the Plan may be changed from time to time by written resolution of the designated Employer without amendment hereto.

                  2.1.2 The "TRUST" is the trust or trusts, if any, created by execution of the Fredrikson & Byron Model Profit Sharing Trust by the designated Employer and the Trustee or Trustees. Two or more trusts may be established to hold the contributions under this Plan by appropriate designation in the trust agreement.

                  2.1.3 The "ADOPTION CERTIFICATE" is the "Adoption Certificate for the Fredrikson & Byron Model Optional 401(k) Profit Sharing Plan" whereby this Plan is established.

         2.2 PARTIES. The parties and others concerned:

                  2.2.1 "FREDRIKSON & BYRON" is Fredrikson & Byron, P.A., a Minnesota professional corporation, and its successors.

                  2.2.2 The "EMPLOYER" is the for-profit or nonprofit corporation, trust, partnership or proprietorship which has established the Plan by executing the Adoption Certificate, and its successors and assigns, by merger, purchase or otherwise. The "EMPLOYER" also includes any other for-profit or nonprofit corporation, trust, partnership or proprietorship which, with the consent of the designated Employer and in accordance with the rules and procedures for adopting the Plan established by the designated Employer from time to time, (i) has adopted the Plan by such action as is appropriate to its form of organization, and (ii) is named as an Employer in the Adoption Certificate or an amendment thereto. Each such Employer shall, as a condition of its adoption of this Plan, be bound by all of the provisions of this Plan and the Adoption Certificate in the same manner as if it were the Employer which established the Plan and executed the Adoption Certificate. The "EMPLOYER" also refers to any predecessor employer where the Employer maintains the plan of such predecessor employer. Any such predecessor employer shall be designated in the Adoption Certificate. In the event this Plan is adopted by more than one Employer, unless the context indicates otherwise:

                           2.2.2.1 A reference to "the Employer" shall be to the
Employer by whom an employee is employed or, in the case of a participant who is no longer employed, an Employer which employed such participant and made contributions which were allocated to the participant's accounts hereunder; and

                           2.2.2.2 A reference to "an Employer" shall be to any
Employer which has adopted this Plan.

                  2.2.3 The "DESIGNATED EMPLOYER" is the Employer which executed the Adoption Certificate unless another Employer is so designated in the Adoption Certificate. Except as otherwise set forth in this Plan with respect to the delegation of powers and duties, the designated Employer shall have the sole authority to amend or terminate the Plan, to appoint, remove, or enter into an agreement with, the Funding Agent and to exercise such other powers and duties as shall be specified herein.

                  2.2.4 An "AFFILIATE" is (i) a corporation which is a member of a controlled group of corporations with the Employer under Code Section 414(b),
(ii) a trade or business which is under common control with the Employer under Code Section 414(c), (iii) for plan years ending after November 30, 1980, if the Plan was not established on such date, and for plan years beginning after November 30, 1980, if the Plan was established on or before November 30, 1980, an organization which is a member of an affiliated service group with the Employer under Code Section 414(m), but only to the extent and for the purposes required by Code Section 414(m) and the regulations promulgated thereunder, or
(iv) any other organization or entity specified in regulations prescribed by the Secretary of the Treasury under Code Section 414(o) to prevent the avoidance of employee benefit requirements, but only to the extent and for the purposes required by such regulations; provided, however, that for purposes of applying the limitations of Code Section 415, "AFFILIATE" shall be determined as herein provided but as modified by Code Section 415(h).

                  2.2.5 The "TRUSTEE" or "TRUSTEES" means the person or persons (including a corporate trustee) designated as the trustee of each trust established under the Plan, if any, and any successor trustee or co-trustee duly appointed.

                  2.2.6 The "FUNDING AGENT" is the Trustee or Trustees, insurance company or insurance companies, or combination thereof, and any duly appointed successor or successors, the singular at all times to include the plural, designated in the Adoption Certificate to receive the contributions under the Plan and to pay the benefits accrued under and in accordance with the terms of the Plan.

                  2.2.7 An "EMPLOYEE" is any person employed by the Employer who would be considered a common-law employee receiving remuneration for employment and any self-employed individual (as defined in Section 2.7.5) who receives compensation from the Employer. The term "EMPLOYEE" also includes an employee of an Affiliate, but only for purposes of those Plan provisions in which there is a specific reference to such employees.

                           2.2.7.1   LEASED EMPLOYEE.  Pursuant to Code Section
414(n) and the regulations promulgated thereunder, the term "EMPLOYEE" also refers to any person who must be treated as an employee on account of being a leased employee directly or indirectly performing services for the Employer or an Affiliate; provided, however, that contributions or benefits provided by the leasing organization which are attributable to services performed for the Employer shall be deemed to be provided by the Employer (but any such contributions or benefits shall offset the amount of the Non-401(k) Contribution which would otherwise be allocated to the account of the leased employee only if
(i) such offset is not made under another plan maintained by the Employer or an Affiliate, and (ii) such offset would not adversely affect the qualification of this Plan under Section 401(a) of the Internal Revenue Code).

                                    2.2.7.1.1  TREATMENT OF CERTAIN LEASED
EMPLOYEES. Notwithstanding the provisions of Section 2.2.7.1, a person who would otherwise be treated as an employee by being a leased employee shall not be so treated (except as otherwise provided in this Plan or required under applicable provisions of the Internal Revenue Code and the regulations promulgated thereunder) if:

                                            2.2.7.1.1.1  With respect to
services performed prior to January 1, 1987, such person was covered by a money purchase pension plan which provided for an employer contribution rate (which was not integrated with Social Security) which for periods after December 31, 1983, was at least 7-1/2% and which provided for immediate participation and full and immediate vesting; and

                                            2.2.7.1.1.2  With respect to
services performed after December 31, 1986, (i) such person is covered by a money purchase pension plan maintained by the leasing organization which provides for an employer contribution rate (which is not integrated with Social Security) which is and always has been at least 10% of compensation (or, for periods prior to January 1, 1987, at least 7-1/2%), full and immediate vesting and immediate participation by each person employed by the leasing organization other than individuals who perform substantially all of their services for the leasing organization or whose compensation from the leasing organization for each plan year during the four-year period ending with the last day of the plan year is less than $1,000, and (ii) leased employees do not constitute more than 20% of the recipient's (as hereinafter defined) nonhighly compensated work force for the plan year of a plan maintained by the recipient.

                                    2.2.7.1.2  LEASED EMPLOYEE DEFINITIONS.  For
purposes of the provisions under this Section 2.2.7:

                                            2.2.7.1.2.1  "LEASED EMPLOYEE" means
any person other than an employee of the recipient (within the meaning of the first two sentences of Section 2.2.7) who, pursuant to one or more agreements between the recipient and one or more leasing organizations, has directly or indirectly performed services for the recipient (or for the recipient and related persons determined in accordance with Code Section 414(n)(6)(A)) on a substantially full-time basis for a period of at least one year (including for such purpose services performed as an employee of the recipient) of a type historically performed by employees in the business field of the recipient, all within the meaning of Code Section 414(n) and the regulations promulgated thereunder. A person generally becomes a leased employee with respect to the recipient as of the first day immediately following the end of the one-year period described in the preceding sentence; provided, however, that the recipient may elect to treat all persons who otherwise satisfy the conditions of this Section 2.2.7.1.2.1 as leased employees as of the first day of such one-year period; and, provided further, that a person shall not be treated as a leased employee for any plan year (or, in the case of a change in plan year or a partial plan year, the periods determined in accordance with Sections 2.3.2.1.2 and 2.3.2.2, respectively) during which such person has less than 501 hours of service for the recipient.

                                            2.2.7.1.2.2  "LEASING ORGANIZATION"
means any individual, sole proprietorship, trust, estate, partnership, association, company or corporation, or any group thereof, which must be aggregated pursuant to subsections (b), (c), (m) and/or (o) of Code Section 414, which provides services to a recipient through a leased employee.

                                            2.2.7.1.2.3  "NONHIGHLY COMPENSATED
WORK FORCE" means the aggregate number of persons, other than highly compensated employees, who either are (i) employees of the recipient (determined without regard to Code Section 414(n) and the provisions under Section 2.2.7 relating to leased employees) who have performed services for the recipient (or for the recipient and related persons determined in accordance with Code Section 414(n)(6)(A)) on a substantially full-time basis for a period of at least one year, or (ii) leased employees with respect to the recipient (including for this purpose any person who performs services for the recipient both as an employee and as a nonemployee, and who would be a leased employee if all such services were performed as a nonemployee).

                                            2.2.7.1.2.4  The "RECIPIENT" is the
Employer and all Affiliates.

                                    2.2.7.1.3  MAINTENANCE OF RECORDS.  Except
as otherwise provided in regulations promulgated pursuant to Code Section 414(n), the recipient must maintain employment records with sufficient detail to determine whether, and to what extent, persons who provide services to the recipient are leased employees.

                                    2.2.7.1.4  CODE SECTION 414(o) EMPLOYEE.
The term "EMPLOYEE" also refers to any person who must be treated as an employee, whether on account of being a leased employee or otherwise, pursuant to regulations prescribed by the Secretary of the Treasury under Code Section 414(o) to prevent the avoidance of employee benefit requirements, but only to the extent and for the purposes required by such regulations.

                  2.2.8 An "ELIGIBLE EMPLOYEE" is an employee of the Employer who is either a United States citizen or resident. The term does not include any employee who is included in a unit of employees covered by a collective bargaining agreement between the Employer and the collective bargaining unit unless such collective bargaining agreement provides for participation in the Plan for the plan year. The term also does not include any other category of employees designated in the Adoption Certificate.

                  2.2.9 A "HIGHLY COMPENSATED EMPLOYEE" means an employee of the Employer or an Affiliate who (i) subject to the provisions of Section 2.2.9.5.3, performs services during the plan year for which the determination is being made (the "determination year"), and (ii) subject to the special rules set forth in Sections 2.2.9.5.1 through 2.2.9.5.8, at any time during the determination year or the 12-consecutive-month period immediately preceding the determination year (the "look-back year") is a person described in one or more of the following Sections 2.2.9.1 through 2.2.9.4:

                           2.2.9.1   A 5% owner (within the meaning of Section
2.5.6.3).

                           2.2.9.2   An employee who receives compensation from
the Employer and Affiliates for the determination year or the look-back year, as the case may be, in excess of $75,000.

                           2.2.9.3   An employee who receives compensation from
the Employer and Affiliates for the determination year or the look-back year, as the case may be, in excess of $50,000 and is in the top-paid group of employees for such year. Except as provided in Section 2.2.9.3.5, an employee is in the top-paid group of employees for the determination year or the look-back year if such employee (i) performs services during such year for the Employer or an Affiliate, and (ii) is in the group consisting of the top 20% of employees of the Employer and Affiliates when ranked on the basis of compensation received during such year. In determining the number of employees in the top-paid group for the determination year or the look-back year, but not their identity (except as provided in Section 2.2.9.3.5), the following employees shall be excluded:

                                    2.2.9.3.1  Employees who have not completed
six months of service by the end of such year;

                                    2.2.9.3.2  Employees who normally work less
than 17-1/2 hours per week during such year. For purposes of this Section 2.2.9.3.2, an employee who works less than 17-1/2 hours per week for 50% or more of the total weeks worked by such employee during such year is deemed to normally work less than 17-1/2 hours per week during such year;

                                    2.2.9.3.3 Employees who normally work less
than six months during any year, as determined on the basis of the facts and circumstances evidenced by the customary experience of the Employer and Affiliates in the years preceding the determination year. For purposes of this
Section 2.2.9.3.3, an employee who works one day during a month is deemed to have worked during that month;

                                    2.2.9.3.4  Employees who have not attained
age 21 by the end of such year; and

                                    2.2.9.3.5  Employees who are included in a
unit of employees covered by one or more agreements that the Secretary of Labor finds to be collective bargaining agreements between employee representatives and the Employer or an Affiliate, which agreements satisfy the requirements of Code Section 7701(a)(46) and Temp. Reg. Sections 301.7701-17T, if 90% or more of the employees of the Employer and Affiliates are covered under such collective bargaining agreements, but only for purposes of plans maintained by the Employer and Affiliates which cover only employees who are not covered under such agreements. Such employees shall also be excluded in determining the identity of employees in the top-paid group.

                           The Employer and Affiliates may elect, on a
consistent and uniform basis with respect to all plans and situations to which Code Section 414(q) is applicable, to reduce the service or age requirements set forth in Sections 2.2.9.3.1 through 2.2.9.3.4, and/or to include employees described in Section 2.2.9.3.5 for purposes of determining the number and identity of employees in the top-paid group.

                           2.2.9.4   An employee who (i) is an officer of the
Employer or an Affiliate (within the meaning of Section 2.5.6.1) at any time during the determination year or the look-back year, as the case may be, and
(ii) receives compensation for such year in excess of 50% of the dollar limitation on benefits under Code Section 415(b)(1)(A) for the calendar year in which such year begins. Notwithstanding the foregoing:

                                    2.2.9.4.1 In no event shall more than 50
employees of the Employer and Affiliates or, if less, the greater of three employees and 10% of all such employees who perform services for the Employer or an Affiliate during such year, be treated as officers for each such year for purposes of determining the group of highly compensated employees. Employees who are excluded in determining the number of employees in the top-paid group pursuant to Sections 2.2.9.3.1 through 2.2.9.3.5 shall be excluded in determining the number of officers taken into account under this Section
2.2.9.4.1. If the number of officers of the Employer and Affiliates who are described in Section 2.2.9.4 during any such year exceeds the limitation under this Section 2.2.9.4.1, then the officers who will be considered as highly compensated employees are those who receive the greatest compensation during such year.

                                    2.2.9.4.2  If, for the determination year or
the look-back year, no officer of the Employer or an Affiliate is described in clause (ii) of Section 2.2.9.4, the highest paid officer for such year shall be treated as a highly compensated employee.

                           2.2.9.5 For purposes of determining the group of
highly compensated employees under Sections 2.2.9.1 through 2.2.9.4, the following special rules shall apply:

                                    2.2.9.5.1  If an employee who would
otherwise be included in one of the categories described in Sections 2.2.9.2,
2.2.9.3 and 2.2.9.4 for the determination year was not included in any of such categories for the look-back year (without regard to the special rule set forth in this Section 2.2.9.5.1), such employee shall not be included in any of such categories for the determination year unless such employee is among the 100 employees of the Employer and Affiliates who perform services and receive the greatest compensation during such year (the "top 100 employees").

                                    2.2.9.5.2  A (i) highly compensated employee
who is one of the ten most highly compensated employees for either the determination year or the look-back year when ranked on the basis of compensation paid during such year (a "top-ten employee"), or (ii) 5% owner, and the family members of such top-ten employee or 5% owner who are also employees of the Employer or an Affiliate, shall be aggregated and treated as a single highly compensated employee, and any compensation paid to any such family member, and any contributions or benefits for such family member, shall be treated as if paid to or on behalf of such top-ten employee or 5% owner. For purposes of this Section 2.2.9.5.2:

                                            2.2.9.5.2.1  "FAMILY MEMBERS" means
individuals who, on any day during the determination year or the look-back year, are the spouse or lineal ascendants or descendants, or the spouses of such lineal ascendants or descendants, of a top-ten employee or 5% owner. In determining the identity of family members, legal adoptions shall be taken into account.

                                            2.2.9.5.2.2  Family members are
subject to aggregation under Section 2.2.9.5.2 whether or not they fall within the categories of employees that may be excluded for purposes of determining the number of employees in the top-paid group under Section 2.2.9.3, and whether or not they are highly compensated employees when considered separately.

                                            2.2.9.5.2.3  The determination of
(i) which employees are highly compensated employees, (ii) which highly compensated employees are top-ten employees during either the determination year or the look-back year, (iii) the number and identity of employees in the top-paid group for the determination year and the look-back year under Section 2.2.9.3, and (iv) the identity of the top 100 employees will be made prior to application of Section 2.2.9.5.2.

                                            2.2.9.5.2.4  The provisions under
Section 2.2.9.5.2 shall apply in determining the compensation of, and any contributions or benefits for, any participant for purposes of any provision of the Plan which refers to a highly compensated employee or which is affected by a section of the Internal Revenue Code or ERISA incorporating the definition of a highly compensated employee contained in Code Section 414(q) by reference; provided, however, that such provisions shall not apply for purposes of determining a participant's base compensation.

                                    2.2.9.5.3  An employee of the Employer or an
Affiliate who performs no services for the Employer or Affiliate during the determination year (a "former employee") shall, to the extent required by applicable provisions of the Internal Revenue Code, ERISA and the regulations promulgated thereunder, be treated as a highly compensated employee for determination years beginning after the actual termination year if such former employee was a highly compensated employee for either:

                                            2.2.9.5.3.1  Any determination year
ending on or after such former employee's 55th birthday; or

                                            2.2.9.5.3.2  The determination year
in which such former employee terminated employment. For purposes of this
Section 2.2.9.5.3.2, a former employee will be treated as having terminated employment in the earlier of the actual termination year and the deemed termination year.

                                    The "ACTUAL TERMINATION YEAR" is the
determination year in which the former employee last performs services for the Employer or an Affiliate. The "DEEMED TERMINATION YEAR" is a determination year prior to attainment of age 55 in which the former employee performs services for the Employer or an Affiliate and receives compensation in an amount less than 50% of such former employee's average annual compensation for the three consecutive calendar years preceding such determination year during which such former employee received the greatest amount of compensation (or the total period of such former employee's service with the Employer and Affiliates, if less). Notwithstanding the foregoing, a former employee will not be treated as having terminated employment in the deemed termination year if, after the deemed termination year and before the actual termination year, such former employee's services for and compensation from the Employer and Affiliates increase significantly, as determined on the basis of the surrounding facts and circumstances (which must include, but are not limited to, an increase in compensation to the extent that such compensation would not result in a deemed termination year). Nothing in this Section 2.2.9.5.3 shall affect the determination of whether an employee is a highly compensated employee for any determination year beginning prior to or coinciding with the actual termination year.

                                    2.2.9.5.4  The $75,000 and $50,000 amounts
under Sections 2.2.9.2 and 2.2.9.3, respectively, shall be adjusted to take into account any adjustments made by the Secretary of the Treasury pursuant to Code
Section 414(q)(1). Such adjustments shall be effective for the determination year and the look-back year, as the case may be, beginning in the calendar year for which such adjustments are made.

                                    2.2.9.5.5 In the event that the plan year is
changed for any reason, the dollar amounts in effect under Sections 2.2.9.2 and
2.2.9.3 shall be adjusted for the determination year coinciding with the plan year for which such change is effective by multiplying such dollar amounts by a fraction, the numerator of which is the number of calendar months in such determination year and the denominator of which is 12. Regardless of any such change in plan year, the look-back year shall never be less than a 12-consecutive-month period.

                                    2.2.9.5.6  If elected by the Employer and
Affiliates for all plans and arrangements to which Section 414(q) is applicable, the look-back year shall be the calendar year ending with or within the determination year (or, in the case of a determination year that is shorter than 12 months, the calendar year ending with or within the 12-consecutive-month period ending with the end of the determination year). In such event, the employees described in Sections 2.2.9.1 through 2.2.9.4 shall be determined for the determination year on the basis of that portion of the determination year, if any, which extends beyond the look-back year, and the dollar amounts in effect under Sections 2.2.9.2 and 2.2.9.3 shall be adjusted for such period by multiplying such dollar amounts by a fraction, the numerator of which is the number of calendar months in such period and the denominator of which is 12.

                                    2.2.9.5.7  Employees who are nonresident
aliens and receive no earned income (within the meaning of Code Section 911(d)(2)) from the Employer or an Affiliate from sources within the United States (within the meaning of Code Section 861(a)(3)) shall not be treated as employees for purposes of the provisions under Section 2.2.9.

                                    2.2.9.5.8  If elected by the Employer and
Affiliates on a reasonable and consistent basis, leased employees who would not otherwise be treated as employees on account of being covered by a money purchase pension plan described in Section 2.2.7.1.1.2 shall be treated as employees for purposes of the provisions under Section 2.2.9.

                  2.2.10 A "PARTICIPANT" is an employee who becomes a participant in the Plan pursuant to Article 3 or Section 4.10 hereof. An employee who becomes a participant shall remain a participant until the earlier of:

                           2.2.10.1  The participant's death; and

                           2.2.10.2 The date on which payment is made from the
Fund to the participant of such participant's entire beneficial interest.

                  2.2.11 A "LIMITED PARTICIPANT" is an employee who has not become a participant in the Plan under Article 3 but for whom a rollover or transfer contribution is being held by the Funding Agent. Such an employee shall be considered a participant other than for purposes of Sections 4.1 through 4.9 hereof.

                  2.2.12 A "BENEFICIARY" is the person or persons, natural or otherwise, other than a joint or contingent annuitant, designated by a participant to receive any benefit payable under the Plan on the participant's death. Except as otherwise provided hereinbelow with respect to a married participant, a participant may, without the consent of a beneficiary, revoke or alter any such designation. To be effective, such designation, revocation or alteration shall be in writing, in such form as may be approved by the designated Employer, and shall be filed with and accepted by the designated Employer. If a participant has been employed by more than one Employer maintaining the Plan and has had separate accounts established hereunder with respect to employment with each such Employer, a beneficiary designation form filed with the designated Employer shall apply to all accounts established for such participant. The most recently dated beneficiary designation form which is validly filed with the designated Employer by a participant shall revoke all previously dated beneficiary designation forms filed by such participant. If a participant fails to validly designate a beneficiary or if no beneficiary designated by the participant survives the participant, the following persons shall be the beneficiary or beneficiaries in the order named:

                           2.2.12.1  The participant's surviving spouse;

                           2.2.12.2  If the participant is not survived by a
spouse, then the participant's surviving children and the surviving issue of any child of the participant who is deceased at the participant's death, by right of representation;

                           2.2.12.3  If the participant is not survived by a
spouse, nor any issue, then the participant's parents in equal shares if both are living or, if but one is living, such survivor;

                           2.2.12.4  If the participant is not survived by a
spouse, nor any issue, nor by a parent, then the brother(s) and sister(s) of the participant who survive the participant and the surviving issue of any brother or sister of the participant who predeceases the participant, by right of representation; and

                           2.2.12.5  If the participant is not survived by any
of the above-designated persons, then the participant's estate.

                  A participant's designation of a beneficiary which is not the participant's surviving spouse is not valid hereunder unless such designation names a beneficiary which may not be changed without spousal consent (or the consent of the spouse described below expressly permits the participant to designate a different beneficiary without further consent by the spouse) and the participant's surviving spouse consents to such designation in a written instrument which acknowledges the effect of the participant's designation and either (i) names the specific nonspouse beneficiary who may receive the participant's benefit at the participant's death, or (ii) acknowledges that the spouse has the right to limit consent to a specific nonspouse beneficiary and that the spouse voluntarily relinquishes such right. In the case of a participant to whom the provisions under Section 7.6.3 apply, see Section
7.6.3.2 for rules on when such designation may be made. Notwithstanding the foregoing, spousal consent to such designation shall not be required (i) if the Plan Administrator determines that such consent cannot be obtained because the participant has no spouse or the spouse cannot be located, (ii) except as otherwise provided in a qualified domestic relations order, if the participant is legally separated or has been abandoned within the meaning of local law by his or her spouse and the participant has a court order to that effect, or (iii) in such other circumstances as may be provided in regulations prescribed by the Secretary of the Treasury. Spousal consent under this Section 2.2.12 must be witnessed by a notary public or an officer, managing partner or sole owner of the designated Employer on behalf of the Plan, and shall be irrevocable unless otherwise provided in uniform rules adopted by the designated Employer and applied in a nondiscriminatory manner. The consent of the participant's spouse or the determination that the consent of the participant's spouse shall not be obtained shall be effective only with respect to such spouse. In the event that the participant's spouse is legally incompetent to give consent, the spouse's legal guardian, including a legal guardian who is the participant, may give consent under this Section 2.2.12 on behalf of the spouse, subject to the foregoing requirements.

                  If a beneficiary dies prior to complete payment to such beneficiary, any amounts remaining to be paid shall be paid to the beneficiary's estate.

                  The identity of each beneficiary shall be determined by the designated Employer, which shall be entitled to rely on the statement of the executor, administrator or other representative of the participant's estate as to the identity of any beneficiary. A determination by the designated Employer shall be final and binding on all persons, and payment in accordance therewith shall fully discharge the designated Employer, the Employer and the Funding Agent from all liability in connection with payment to any person.

                  2.2.13 The "DESIGNATED BENEFICIARY" is the beneficiary determined under Section 2.2.12 as of the applicable date. For purposes of this
Section 2.2.13, the "APPLICABLE DATE" is (i) in the case of distributions pursuant to Section 7.5, the participant's required beginning date (as determined under Section 7.5.5), and (ii) in the case of distributions pursuant to Section 7.6.1, the date of the participant's death; provided, however, that for the purpose of applying the provisions of Section 7.6.1.3, the "APPLICABLE DATE" is the date of the surviving spouse's death. Notwithstanding the foregoing:

                           2.2.13.1  For the purpose of calculating the minimum
distribution required to be made to the participant for the first distribution year pursuant to Section 7.5.2, the designated beneficiary may be determined as of any date after December 31 of the first distribution year (as determined under Section 7.5.2) but before the participant's required beginning date, and the date of such determination shall be the applicable date for such purpose.

                           2.2.13.2 In the case of distribution under an
insurance policy pursuant to Section 7.5.3 or an annuity pursuant to Section 7.5.8, the designated beneficiary may be determined as of any date during the 90-day period prior to the date on which payments under such insurance policy or annuity commence, and the date of such determination shall be the applicable date.

                           2.2.13.3  If any beneficiary is not a natural person,
the participant shall be treated as having no designated beneficiary; provided, however, that in the event a trust is the participant's beneficiary under
Section 2.2.12, all beneficiaries of the trust with respect to the trust's interest in the participant's beneficial interest shall be treated as designated beneficiaries hereunder (and distributions made to such trust pursuant to the Plan shall be treated as having been made to such beneficiaries) if the following requirements are met as of (i) in the case of distributions pursuant to Section 7.5, the later of the date on which the trust is named as a beneficiary of the participant and the participant's required beginning date, and all subsequent periods during which the trust is named as a beneficiary, and (ii) in the case of distributions pursuant to
Section 7.6.1, the date of the participant's death:

                                    2.2.13.3.1 The trust is a valid trust under
applicable state law, or would be but for the fact that there is no corpus;

                                    2.2.13.3.2 The trust is irrevocable;

                                    2.2.13.3.3 The  beneficiaries of the trust
described in Section 2.2.13.3 are identifiable from the trust instrument as of the applicable date and at all subsequent times; and

                                    2.2.13.3.4 A copy of the trust instrument is
provided to the Plan.

                           2.2.13.4 If there is more than one beneficiary as of
the applicable date, or if a beneficiary is added or replaces a beneficiary after the applicable date, the beneficiary with the shortest life expectancy shall be the designated beneficiary; provided, however, that this Section
2.2.13.4 shall not apply to the extent that separate accounts described in
Section 7.7.3 are maintained with respect to such beneficiaries; and, provided further, that in the event any person becomes entitled to a benefit hereunder on account of the death of the designated beneficiary, such designated beneficiary shall continue to be treated as the designated beneficiary for purposes of determining the distribution period under Sections 7.5.2 and 7.6.1.2, regardless of whether such person has a shorter life expectancy.

                           2.2.13.5 A person whose entitlement to a benefit
hereunder is contingent, as of the applicable date, on an event other than the death of a beneficiary shall be considered a beneficiary for purposes of Sections 2.2.13.3 and 2.2.13.4.

                  2.2.14 The "NAMED FIDUCIARY," for purposes of Section 402(a) of ERISA, is the designated Employer. The designated Employer may from time to time appoint one or more additional named fiduciaries. In addition, any committee appointed pursuant to the provisions of the Plan as from time to time constituted shall be considered a named fiduciary with respect to the powers and duties delegated to such committee.

                  2.2.15 The "PLAN ADMINISTRATOR," for purposes of Section 3(16)(A) of ERISA, is the designated Employer unless otherwise designated in the Adoption Certificate. The Plan Administrator shall maintain all records for the Plan with the exception of Fund accountings, which shall remain the responsibility of the Funding Agent.

         2.3    IMPORTANT DATES.

                  2.3.1 The "EFFECTIVE DATE" of the Plan with respect to the Employer that establishes the Plan by adoption of this plan instrument as the first plan instrument for the Plan is the effective date set forth in the Adoption Certificate. The "EFFECTIVE DATE" of the Plan with respect to the Employer that adopts this plan instrument as a restatement of a prior plan instrument is the date set forth in the Adoption Certificate. The "EFFECTIVE DATE" of the Plan with respect to an Employer that adopts the Plan in accordance with the provisions of Section 2.2.2 is the first day of the plan year in which such Employer becomes an Employer or, if later, such other date designated by such Employer. The "EFFECTIVE DATE" of any restatement or other amendment with respect to an Employer shall be (i) the first day of the plan year within which the restated Plan or amendment is adopted, (ii) such other date set forth in the Adoption Certificate for the restated Plan or the amendment, or (iii) in the case of an Employer that adopts the Plan in accordance with the provisions of
Section 2.2.2, the effective date of the Plan with respect to such Employer, if later. The "EFFECTIVE DATE" of a provision of the Plan which is different from any of the foregoing effective dates shall be as set forth in such provision or in the Adoption Certificate or, in the event this Plan is maintained pursuant to one or more collective bargaining agreements between employee representatives and one or more Employers, as determined in accordance with applicable provisions of the Code, ERISA and the regulations promulgated thereunder. Notwithstanding the foregoing, in the event that this plan instrument is a restatement of a prior plan instrument, the provisions of this plan instrument shall not apply with respect to, nor affect the rights of, any participant whose termination of employment occurs prior to the effective date of such restatement except to the extent required by applicable provisions of the Code, ERISA or the regulations promulgated thereunder.

                  2.3.2 The "FISCAL YEAR" means the 12-consecutive month period corresponding with the Employer's fiscal year. The "PLAN YEAR" means the fiscal year or such other period of consecutive months (which, except in the case of a change in plan year, must be 12 months) selected in the Adoption Certificate as the applicable accounting and computation period for the Plan.

                           2.3.2.1 In the event that the plan year is changed
(as the result of a change in the Employer's fiscal year, an amendment to the elective provisions of the Adoption Certificate or otherwise), the otherwise applicable rules under the "YEARS OF SERVICE" definition hereunder shall be superseded by the following rules:

                                    2.3.2.1.1  For purposes of determining an
employee's year(s) of service for eligibility, if the employee is not credited with at least 1,000 hours of service during the 12-month period commencing with his or her date of employment, the employee shall be credited with a year of service if he or she is credited with at least 1,000 hours of service during the 12-month period commencing with the first day of the partial plan year resulting from such change and with a second year of service if he or she is credited with at least 1,000 hours of service during the 12-month period commencing with the first day of the first full plan year with respect to which such change in plan year is effective.

                                    2.3.2.1.2  For purposes of determining an
employee's year(s) of service for vesting, the employee shall be credited with a year of service if the employee is credited with at least 1,000 hours of service during the 12-month period commencing with the first day of the partial plan year resulting from such change and with a second year of service if he or she is credited with at least 1,000 hours of service during the 12-month period commencing with the first day of the first full plan year with respect to which such change in plan year is effective.

                                    2.3.2.1.3  For purposes of determining an
employee's break in service for eligibility and vesting purposes, an employee shall incur a one-year break in service with respect to either or both of the foregoing 12-month periods if the employee is credited with not more than 500 hours of service during the respective periods.

                                    2.3.2.1.4  For purposes of determining
whether a participant has completed a year of service for allocation purposes, the participant shall be credited with a year of service for the partial plan year resulting from such change if he or she is credited with the number of hours of service equal to the product of 1,000 times the ratio that the months of the partial plan year bear to 12.

                           2.3.2.2 In the event that the initial or final plan
year is not a full 12-month period, for purposes of determining whether a participant has completed a year of service for allocation purposes, the participant shall be credited with a year of service for such partial plan year if he or she is credited with the number of hours of service which is equal to the product of 1,000 times the ratio that the days of the partial plan year bear to 365 and, for purposes of determining an employee's year(s) of service for vesting purposes, the employee shall be credited with a year of service for such plan year if the employee completes at least 1,000 hours of service in either the 12-month period ending on the last day of the partial plan year or the 12-month period commencing on the first day of the partial plan year.

                           2.3.2.3 In the case of a plan year which is less than
a 12-month period, either as the result of a change in plan year or as an initial or final plan year:

                                    2.3.2.3.1 The integration level shall be
adjusted for such partial plan year by multiplying the integration level in effect pursuant to Section 2.6.14 by a fraction, the numerator of which is the number of months and fractional months during such partial plan year and the denominator of which is 12; and

                                    2.3.2.3.2  The limitation on compensation
in effect pursuant to the final paragraph of Section 2.6.11 shall be adjusted for such partial plan year by multiplying such limitation by a fraction, the numerator of which is the number of full months during such partial plan year and the denominator of which is 12.

                  2.3.3 The "ENTRY DATE" is the first day of the plan year and the date six months from the first day of the plan year, unless the first day of each month, each day of the year or any other date(s) consistent with the requirements of Code Section 410 and the regulations thereunder are designated as the entry date in the Adoption Certificate.

                  2.3.4   A "VALUATION DATE" refers to:

                           2.3.4.1   The "ANNUAL VALUATION DATE," which is the
last day of the plan year;

                           2.3.4.2 The "QUARTERLY VALUATION DATE," which is the
last day of each fiscal quarter other than the last day of the fiscal quarter ending on the annual valuation date; and

                           2.3.4.3   A "DISCRETIONARY VALUATION DATE," which is
the last day of any month selected by the designated Employer other than the annual or a quarterly valuation date.

                  2.3.5 The "NORMAL RETIREMENT DATE" for a participant is the later of:

                           2.3.5.1 That day on which such participant attains
the age set forth in the Adoption Certificate (not greater than age 65); and

                           2.3.5.2 That anniversary set forth in the Adoption
Certificate (not greater than the fifth) of the first day of the first plan year in which the participant first commenced participation in the Plan. If, for plan years beginning before January 1, 1988, the normal retirement date was determined with reference to the anniversary of the participant's commencement of participation which was greater than five but not greater than 10 years, the anniversary date for participants who first commenced participation in a plan year beginning before January 1, 1988, shall be the earlier of the tenth anniversary of the date the participant commenced participation (or such earlier anniversary as had been in effect under the Plan) and the fifth anniversary of the first day of the first plan year beginning on or after January 1, 1988.

                  2.3.6 The "EARLY RETIREMENT DATE" for a participant is the day on which such participant attains the age and completes the years of service, if any, elected in the Adoption Certificate.

         2.4    SERVICE.

                  2.4.1 "SERVICE" means employment as a common-law employee with, or the performance of duties as a self-employed individual for, an Employer or Affiliate (including employment or the performance of duties as a leased employee as defined in Section 2.2.7.1.2.1, but without regard to the requirement that services be performed on a substantially full-time basis for a period of at least one year), whether or not as an eligible employee as herein defined. To the extent provided in the "hour of service" definition herein, service includes periods of vacation, leaves of absence, temporary layoffs, disability, and military or government service. If elected in the Adoption Certificate, solely for purposes of determining a participant's eligibility to participate and vesting, service with an Employer shall be considered to include service with a predecessor of such Employer designated in the Adoption Certificate or any other employer designated in the Adoption Certificate, and may include service as a self-employed individual as herein defined.

                  2.4.2 An "HOUR OF SERVICE" is computed as follows:

                           2.4.2.1   PAID SERVICE AND PAID ABSENCE WHERE RECORDS
KEPT. For an hourly paid or salaried employee or self-employed individual for whom an Employer or Affiliate must keep records or does keep records with respect to the number of hours of such person's performance of duties for such Employer or Affiliate and with respect to whom such records are readily available, such person shall be credited with an "hour of service" for each hour for which such person is directly or indirectly compensated by such Employer or Affiliate. Hours of service credit shall be given for vacations, holidays, sick leaves, incapacity, layoffs, periods of jury or military duty, and leaves of absence for which such person is paid, all such absences hereinafter referred to as "paid absences," as determined in accordance with Section 2530.200b-2(b) and
(c) of the Regulations for Minimum Standards for Employee Pension Benefit Plans issued by the Department of Labor; provided, however, that such person shall not be credited with hours of service with respect to a paid absence:

                                    2.4.2.1.1  To the extent that payment
solely reimburses the employee for medical or medically-related expenses or is made under a plan of workers' compensation, unemployment compensation or disability insurance required by law; or

                                    2.4.2.1.2 In excess of 501 hours with
respect to any single continuous period of paid absence.

                           2.4.2.2   PAID SERVICE AND PAID ABSENCE WHERE RECORDS
NOT KEPT. For an hourly paid or salaried employee or self-employed individual for whom an Employer or Affiliate need not and does not keep records with respect to the number of hours of such person's performance of duties for such Employer or Affiliate or with respect to whom such records are not readily available, such person shall be credited with the number of hours of service for each day, week, semi-monthly payroll period or month, as the case may be, as designated in the Adoption Certificate, for which such employee would be credited with at least one hour of service as determined under Section 2.4.2.1. Notwithstanding the foregoing, in the event such person is credited with one or more hours of service under Section 2.4.2.1 due to a payment not calculated on the basis of units of time for any period for which no duties are performed by such person, the person shall be credited for such period with the number of hours of service which would be credited under Section 2.4.2.1 without regard to this Section 2.4.2.2.

                           2.4.2.3   UNPAID LEAVE OF ABSENCE, LAYOFF,
DISABILITY, MILITARY OR GOVERNMENT SERVICE. An employee shall be deemed to have completed and been compensated for eight hours of service per day up to 40 hours of service for each calendar week, or for such lesser number of hours per day and week as constitutes a customary work day or work week for such employee during periods for which the employee is not otherwise credited with hours of service hereinabove and in which the employee is absent from work on a leave of absence or as a result of a temporary layoff, if approved by the Employer for purposes of the Plan under uniform rules to be adopted by the designated Employer from time to time and applied in a nondiscriminatory manner or as otherwise required by law; during periods of disability if the disability is immediately preceded and succeeded by a period during which such individual is an employee of an Employer or Affiliate; and during periods of service in the Armed Forces or the government of the United States to the extent required under the Plan or applicable law.

                           2.4.2.4   BREAK IN SERVICE DETERMINATION IN
CONNECTION WITH MATERNITY OR PATERNITY ABSENCES. Solely for purposes of determining whether an individual has incurred a one-year break in service, as elsewhere defined, an hour of service shall include each hour that the individual is absent from work:

                                    2.4.2.4.1 By reason of the pregnancy of the
individual;

                                    2.4.2.4.2 By reason of the birth of a child
of the individual;

                                    2.4.2.4.3 By reason of the placement of a
child with the individual in connection with the adoption of such child by such individual; and

                                    2.4.2.4.4 For purposes of caring for such
child for a period beginning immediately following such birth or placement.

                           The individual shall receive credit with respect to
such period of absence for the number of hours of service for which the individual would normally have received credit but for such absence; provided, however, that if the designated Employer is unable to determine the hours of service for which the individual would have normally received credit but for such absence, the individual shall receive credit for eight hours of service for each day of such absence. Hours of service shall be credited to the applicable computation period in which the absence from work begins if the individual would be prevented from incurring a one-year break in service during such computation period solely on account of credit for such period of absence and, in any other case, in the immediately following applicable computation period. No more than 501 hours of service shall be credited to an individual in the applicable computation period under this Section 2.4.2.4 for any period of absence which occurs on account of the reasons set forth in Sections 2.4.2.4.1 through 2.4.2.4.4.

                           Notwithstanding any other provision of this Section
2.4.2.4, no credit will be given unless the individual furnishes to the designated Employer such timely information as the designated Employer may reasonably require to establish that the absence from work was for one of the reasons referred to hereinabove and to establish the number of days of the individual's absence.

                           2.4.2.5   AWARD OF BACK PAY. In the event that an
employee receives back pay for an hour of service (irrespective of mitigation of damages) pursuant to an award or an agreement with the Employer or an Affiliate, such hour, if not already credited to the employee, shall be credited to the employee for the period to which the award or agreement pertains.

                  2.4.3   "YEAR OF SERVICE".

                           2.4.3.1   A "YEAR OF SERVICE" for purposes of
determining an employee's "ELIGIBILITY" to become a participant under the Plan means a 12-consecutive-month computation period commencing with the date of employment (the date the employee first completes one hour of service with an Employer or Affiliate) or an anniversary date thereof, as the case may be, during which the employee has completed at least 1,000 hours of service. If an employee fails to complete a year of service in the initial 12-consecutive-month computation period commencing with the date of employment, a year of service shall mean any 12-consecutive-month computation period coinciding with the plan year in which the employee completes at least 1,000 hours of service. Nevertheless, an employee shall not receive credit for years of service for eligibility if Section 2.4.3.1.1 or 2.4.3.1.2 applies.

                                    2.4.3.1.1  BREAK-IN-SERVICE RULE. If an
employee incurs a one-year break in service at a time when such employee has not satisfied the years of service requirement for participation under Article 3 of this Plan if this Plan requires more than one such year of service, then all years of service preceding any such one-year break in service shall be excluded in determining such employee's eligibility to become a participant.

                                    2.4.3.1.2  RULE OF PARITY. If elected in the
Adoption Certificate, in the event an employee does not have a nonforfeitable interest in any benefits hereunder resulting from Employer contributions at the time of incurring a period of consecutive one-year breaks in service, then years of service completed by such employee prior to such period of consecutive one-year breaks in service shall be excluded for purposes of determining the employee's eligibility to participate if the number of consecutive one-year breaks in service equals or exceeds the greater of five and the aggregate number of years of service prior to such period of consecutive one-year breaks in service. Such aggregate number of years of service before any such period of one-year breaks in service shall not include any years not required to be taken into account by reason of any such prior period of one-year breaks in service or under the break-in-service rules under the Plan prior to the effective date of the Retirement Equity Act of 1984, and nothing in this Section 2.4.3.1.2 shall require such years to be taken into account for purposes of determining the employee's eligibility to participate.

                           2.4.3.2   A "YEAR OF SERVICE" for purposes of
determining "VESTING" means a 12-consecutive-month computation period coinciding with the plan year in which the employee has completed at least 1,000 hours of service; provided, however, that if designated in the Adoption Certificate, an employee shall not receive credit for vesting purposes for:

                                    2.4.3.2.1 All years of service prior to the
plan year in which the employee attains the age set forth in the Adoption Certificate (which may not be greater than 18);

                                    2.4.3.2.2 All years of service prior to the
plan year in which this Plan (or, if applicable, a predecessor plan) was adopted by the Employer or an Affiliate;

                                    2.4.3.2.3  All years of service preceding a
participant's termination of employment which occurred within or prior to the plan year in which this Plan (or, if applicable, a predecessor plan) was adopted by the Employer or an Affiliate;

                                    2.4.3.2.4 All years of service following a
period of five consecutive one-year breaks in service and termination of employment, but such years shall only be excluded with respect to determining such participant's vested percentage interest in amounts credited to the participant's Non-401(k) Contribution Account and Matching Contribution Account prior to such period of consecutive one-year breaks in service;

                                    2.4.3.2.5 All years of service preceding a
one-year break in service until that one-year break in service is followed by a year of service;

                                    2.4.3.2.6  In the case of a participant who
under the Plan does not have a nonforfeitable interest in the Fund resulting from Employer contributions, years of service prior to any period of consecutive one-year breaks in service if the number of consecutive one-year breaks in service equals or exceeds the greater of five and the aggregate number of years of service prior to such period of consecutive one-year breaks in service. Such aggregate number of years of service before any such period of consecutive one-year breaks in service shall not include any years not required to be taken into account by reason of any such prior period of one-year breaks in service or under the break in service rules under the Plan prior to the effective date of the Retirement Equity Act of 1984, and nothing in this Section 2.4.3.2.6 shall require such years to be taken into account for purposes of determining the employee's years of vesting service; and

                                    2.4.3.2.7  In the case of a plan which has
elected in the Adoption Certificate to adopt the cash-out rule set forth in
Section 7.1.4.2.2 of this Plan, years of service prior to a participant's termination of employment if the participant either terminates employment and receives a distribution from the Plan of the participant's entire beneficial interest or terminates employment having no beneficial interest in the Plan, until the unvested portion of the participant's account has been restored within the applicable period of time in accordance with Section 7.1.4.2.2.

                           2.4.3.3 A "YEAR OF SERVICE" for purposes of
determining whether a participant shall have a portion of the Employer's Non-401(k) Contribution and forfeitures (to the extent such forfeitures are to be allocated together with the Employer's Non-401(k) Contribution) for the plan year, if any, "ALLOCATED" to such participant's Non-401(k) Contribution Account shall mean such participant has completed at least 1,000 hours of service during such plan year; provided, however, that in determining if the participant has completed 1,000 hours of service, the participant shall not be given credit for hours of service for any period of service during which the participant is absent from work on a leave of absence, temporary layoff, disability, or military or government service and for which such participant is not otherwise credited with hours of service under Sections 2.4.2.1 and 2.4.2.2.

                           2.4.3.4   Special Rules for Partial Plan Years and
Plan Year Changes. See "plan year" definition.

                  2.4.4 A "ONE-YEAR BREAK IN SERVICE" is any plan year in which an employee does not complete more than 500 hours of service; provided, however, that for purposes of determining whether the participant has completed a year of service for eligibility to participate, a "BREAK IN SERVICE" shall be determined with reference to the same 12-month period which is used to determine eligibility to participate. For special rules relating to crediting service for break-in-service purposes in connection with maternity or paternity absences, see Section 2.4.2.4.

         2.5 TOP-HEAVY PLAN DEFINITIONS. The definitions relating to top-heavy plan provisions are as follows:

                  2.5.1 Except in the case of plans required to be included in an aggregation group, a plan maintained by the Employer is a "TOP-HEAVY PLAN" for a plan year if, as of the determination date, in the case of a defined contribution plan, the aggregate of the account balances of key employees under the plan exceeds 60% of the aggregate of the account balances of all employees under such plan or, in the case of a defined benefit plan, the present value of the cumulative accrued benefits under the plan for key employees exceeds 60% of the present value of the cumulative accrued benefits under the plan for all employees. Each plan maintained by the Employer or an Affiliate which is required to be included in an aggregation group is a "TOP-HEAVY plan" for its plan year for which such determination is being made if the sum of the aggregate of the account balances of key employees under all defined contribution plans included in the aggregation group plus the present value of the cumulative accrued benefits for key employees under all defined benefit plans included in the aggregation group, determined in each case as of the determination dates for such plans falling within the same calendar year, exceeds 60% of the sum of such amounts for all employees. The provisions of this Section 2.5.1 shall be applied in accordance with the following rules:

                           2.5.1.1 In the event that this Plan is maintained by
two or more Employers which are not Affiliates, for purposes of Section 2.5.1, the Plan shall be treated as a plan maintained by each such Employer to the extent that benefits under the Plan are provided to participants who are employees of the Employer on account of service with the Employer.

                           2.5.1.2 Except as otherwise provided in Section
2.5.1.4, for purposes of Section 2.5.1, an employee's account balance or present value of cumulative accrued benefits as of any determination date is equal to the sum of:

                                    2.5.1.2.1 Such balance or present value as
of the most recent valuation date occurring within the 12-month period ending on the determination date, including that portion of such balance or present value attributable to employee contributions, whether voluntary or mandatory, other than deductible employee contributions within the meaning of Code Section 72(o)(5)(A);

                                    2.5.1.2.2 The aggregate amount of
distributions made with respect to such employee during the plan year which includes the determination date and the four preceding plan years (except distributions included in the employee's account balance or present value of cumulative accrued benefits as of the applicable valuation date), including distributions made during such period from a terminated plan which is required to be included in an aggregation group. Benefits paid on account of death are treated as distributions for purposes of this Section 2.5.1.2.2 to the extent that such benefits do not exceed the present value of accrued benefits existing immediately prior to death, and the distribution from a defined contribution plan (including the cash value of life insurance policies) of a participant's account balance on account of death shall be treated as a distribution for such purposes;

                                    2.5.1.2.3  In the case of a defined
contribution plan which is not subject to the minimum funding standards of Code
Section 412, the amount of any contributions allocated to the employee's account which were actually made after the applicable valuation date but before the determination date (provided, however, that in the first plan year of any such plan the amount taken into account under this Section 2.5.1.2.3 shall include the amount of any contributions made after the determination date that are allocated as of a date in such first plan year); and

                                    2.5.1.2.4  In the case of any other defined
contribution plan, the amount of any contributions which would be allocated as of a date not later than the determination date, even though those amounts are not yet required to be contributed.

                           2.5.1.3 Solely for purposes of determining whether
this Plan and/or one or more defined benefit plans maintained by the Employer or an Affiliate which are included in an aggregation group are top-heavy plans, the accrued benefit of any employee, other than a key employee, under such defined benefit plans shall be determined under the method, if any, that uniformly applies for accrual purposes under all defined benefit plans maintained by the Employer and Affiliates or, if there is no such method, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under Code Section 411(b)(1)(C). Subject to the preceding provisions of this Section 2.5.1.3, the accrued benefit of a current employee under any defined benefit plan maintained by the Employer or an Affiliate which is part of an aggregation group with this Plan shall be determined as follows:

                                    2.5.1.3.1 For the first plan year of any
such plan, the accrued benefit must be determined as if such employee terminated service either as of the determination date or the applicable valuation date, but in the latter case taking into account the estimated accrued benefit as of the determination date;

                                    2.5.1.3.2 For the second plan year of any
such plan, the accrued benefit taken into account must not be less than the accrued benefit taken into account for the first plan year unless the difference is attributable to using an estimate of the accrued benefit as of the determination date for the first plan year and using the actual accrued benefit as of the determination date for the second plan year; and

                                    2.5.1.3.3 For any other plan year, the
accrued benefit must be determined as if such employee terminated service as of the applicable valuation date.

                           2.5.1.4   Rollovers and trust-to-trust transfers
shall be treated as follows for purposes of determining an employee's account balance or present value of cumulative accrued benefits:

                                    2.5.1.4.1 In the case of unrelated rollovers
and transfers:

                                            2.5.1.4.1.1  The plan making the
distribution or transfer shall treat the amount thereof as a distribution for purposes of Section 2.5.1.2.2; and

                                            2.5.1.4.1.2  The plan accepting the
rollover or transfer shall not include the amount thereof as part of the employee's account balance or present value of cumulative accrued benefits under such plan unless such rollover or transfer was accepted prior to January 1, 1984.

                                    2.5.1.4.2 In the case of related rollovers
and transfers:

                                            2.5.1.4.2.1  The plan making the
distribution or transfer shall not treat the amount thereof as a distribution for purposes of Section 2.5.1.2.2; and

                                            2.5.1.4.2.2  The plan accepting the
rollover or transfer shall include the amount thereof as part of the employee's account balance or present value of cumulative accrued benefits under such plan, regardless of the date on which such rollover or transfer was accepted.

                                    2.5.1.4.3  Unrelated rollovers and transfers
are those which are both initiated by the employee and made from a plan maintained by one employer to a plan maintained by another employer which is not an Affiliate, and related rollovers and transfers are those which either are not initiated by the employee or are made to a plan maintained by the same employer or an Affiliate.

                           2.5.1.5   If an individual has not performed services
for the Employer or an Affiliate at any time during the five-year period ending on the determination date, his or her interest in the Plan and any other plan maintained by the Employer or an Affiliate shall not be taken into account for purposes of determining whether this Plan or such other plan is a top-heavy plan; provided, however, that if such individual subsequently performs services for the Employer or an Affiliate, such interest shall thereafter be taken into account for such purposes in accordance with the provisions of Section 2.5. If an individual has ceased to be a key employee, the individual's interest in any plan maintained by the Employer or an Affiliate shall not be taken into account for such purposes.

                  2.5.2 A plan is a "SUPER TOP-HEAVY PLAN" if, as of the determination date, the plan would be a top-heavy plan if 90% were substituted for 60% in each place it appears in Section 2.5.1.

                  2.5.3 An "AGGREGATION GROUP" consists of all plans of the Employer and Affiliates which are required to be aggregated or, if elected by the Employer, which may be permissively aggregated. Plans which are required to be aggregated are those plans in which a key employee is a participant during the plan year containing the determination date or any of the four preceding plan years, and those plans which, during such period, enable any such plan covering a key employee to meet the requirements of Code Section 401(a)(4) or 410, including in either case frozen plans and plans which were terminated during such period. Plans may be permissively aggregated if the aggregation group, taking into account contributions or benefits provided by the Employer and Affiliates, continues to meet the requirements of Code Sections 401(a)(4) and 410 after such aggregation; provided, however, that plans which are permissively aggregated shall not be top-heavy regardless of whether the aggregation group of which they are a part is top-heavy.

                  2.5.4 The "DETERMINATION DATE" for purposes of determining whether a plan is top-heavy for a particular plan year is the last day of the preceding plan year (or, in the case of the first plan year of a plan, the last day of the first plan year).

                  2.5.5 The "VALUATION DATE" for purposes of valuing an employee's account or cumulative accrued benefits as of a determination date, in the case of a defined contribution plan, is the date as of which the assets of the plan and individual accounts of participants are valued and, in the case of a defined benefit plan, is the date as of which the plan costs are determined for purposes of the minimum funding standards of the Code and ERISA, regardless of whether a valuation is performed that year.

                  2.5.6 A "KEY EMPLOYEE" is any employee of the Employer or an Affiliate (including a beneficiary of such employee) who at any time during the plan year containing the determination date or any of the four preceding plan years (the "determination period") is a person described in Sections 2.5.6.1 through 2.5.6.4 as follows:

                           2.5.6.1 An officer of the Employer or an Affiliate
with annual compensation from the Employer and/or Affiliates for the plan year which exceeds 50% of the dollar limitation on benefits under Code Section 415(b)(1)(A) for such plan year. In no event shall the number of employees taken into account under this Section 2.5.6.1 as key employees be more than 50 employees of the Employer and Affiliates or, if less, the greater of (i) three employees, and (ii) 10% of the greatest number of all such employees who perform services during any plan year in the determination period (rounded to the next highest integer). Employees who are excluded in determining the number of employees in the top-paid group pursuant to Sections 2.2.9.3.1 through 2.2.9.3.5 shall be excluded in determining the number of officers taken into account under this Section 2.5.6.1. If the number of officers of the Employer and Affiliates who are described in the first sentence of this Section 2.5.6.1 exceeds such limitation, then the officers who will be considered as key employees are those who receive the greatest annual compensation during any plan year in the determination period. For purposes of this Section 2.5.6.1 and Section 2.2.9.4, an officer generally is an administrative executive who is in regular and continued service, as determined upon the basis of all the facts in accordance with Code Section 416(i) and the regulations promulgated thereunder;

                           2.5.6.2 One of the ten employees owning (or
considered as owning within the meaning of Code Section 318, but substituting the capital or profits interest for stock in the case of a noncorporate Employer or Affiliate) during any plan year in the determination period both more than a 1/2% ownership interest in value and the largest percentage ownership interest in value of the Employer or an Affiliate, and having during such plan year annual compensation from the Employer and/or Affiliates which exceeds the annual addition dollar limitation under Code Section 415(c)(1)(A) for such plan year; provided, however that if two employees have the same interest, the employee with the greater annual compensation for any plan year in the determination period during which such employee owned such interest shall be considered to have the larger interest. For purposes of this Section 2.5.6.2, an employee's interest for any plan year is the largest interest owned by the employee at any time during such plan year;

                           2.5.6.3 An employee owning (or considered as owning
within the meaning of Code Section 318, but substituting the capital or profits interest for stock in the case of a noncorporate Employer or Affiliate) (i) in the case of an Employer or Affiliate which is a corporation, more than 5% of the value of the outstanding stock of such Employer or Affiliate or stock possessing more than 5% of the total combined voting power of all stock of such Employer or Affiliate, or (ii) in the case of an Employer or Affiliate which is not a corporation, more than 5% of the capital or profits interest in such Employer or Affiliate; or

                           2.5.6.4 An employee with annual compensation from the
Employer and/or Affiliates for the plan year of more than $150,000 and who would be described in Section 2.5.6.3 if 1% were substituted for 5%.

                  The determination of whether an employee is a key employee shall be made with reference to Code Section 416(i) and the regulations thereunder. For purposes of applying Code Section 318 to the provisions under this Section 2.5.6,

Code Section 318(a)(2)(C) shall be applied by substituting
5% for 50%. In addition, the determination of ownership percentages under this
Section 2.5.6 shall be made separately with respect to the Employer and each Affiliate, and the rules of Code Sections 414(b), (c) and (m) shall not apply for such purpose.

                  2.5.7 A "NONKEY EMPLOYEE" is any employee of the Employer or an Affiliate (including a beneficiary of such employee) who is not a key employee.

         2.6    MISCELLANEOUS.

                  2.6.1 The "INTERNAL REVENUE CODE" or the "CODE" means the Internal Revenue Code of 1986, as amended, and any successor statute.

                  2.6.2 "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

                  2.6.3 The "FUND" is the total of all contributions and other permissible transfers of assets to the Funding Agent from time to time in support of the Plan, increased by profits, income, refunds, recoveries received and accumulations thereon, and decreased by losses, expenses incurred in the administration of the Plan or Fund which are paid by the Fund, and benefits released or paid. In the event that property of the Plan is being held or administered by more than one Funding Agent, the Fund shall be the total of all amounts held by all Funding Agents.

                  2.6.4 The "VALUE" of an account is the value determined by the Funding Agent in accordance with standard principles and practices for valuing employee benefit plans.

                  2.6.5 A participant's "BENEFICIAL INTEREST" is the value of the vested interest of such participant's accounts, excluding therefrom the value of the participant's Deductible Employee Contribution Account, as determined on the valuation date coinciding with or immediately preceding the date of distribution or other event requiring a determination. Any excess amount resulting from the application of the Code Section 415 limitations which has not been subject to final allocation shall not be considered to be part of the participant's beneficial interest.

                  2.6.6 The word "DISABLED" or "DISABILITY" means that a participant is mentally or physically unable to perform such participant's usual duties in the service of the Employer, and that such condition is likely to continue. In determining whether such disability exists, an examining physician acceptable to the designated Employer may take into consideration the standards of disability for waiver of premium, if any, on the life insurance of the participant and, also, the standards of disability, to the extent applicable, for receipt of disability benefits under the Federal Social Security Act; provided, however, that the conclusions of any insurance company or the Social Security Administration as to disability of the participant shall not be binding on the designated Employer, and the final determination of whether or not a participant is disabled shall be in the sole discretion of such examining physician. Notwithstanding the foregoing, an employee disabled on account of a self-inflicted injury, ailment or condition, or on account of injury, ailment or disability incurred in the service of the Armed Forces or the government of the United States, or in employment with an employer other than an Employer maintaining this Plan, shall not be considered disabled hereunder. This Plan is intended to qualify as an accident or health plan for purposes of the Internal Revenue Code with respect to the payment of benefits upon or after a participant's disability, it also being intended that such benefits qualify for income tax exclusion under applicable provisions of the Code.

                  2.6.7 Except as otherwise provided elsewhere in this Plan, "TERMINATION OF EMPLOYMENT," or any variant thereof, in the case of a common-law employee means complete severance of a participant's employment with an Employer and Affiliates.

                  2.6.8 "AGE" means actual attained age.

                  2.6.9 The "NET INCOME" or "PROFITS" of the Employer, unless it is a partnership or proprietorship, for a fiscal year of the Employer means current and accumulated earnings of the Employer as defined by the Employer.

                  2.6.10 "COMPENSATION" with respect to any employee other than a self-employed individual is the total amount paid or made available by the Employer to or for an employee in a plan year (including amounts which are deducted by the Employer for federal income tax purposes for the year but which are paid immediately following the end of the plan year consistent with the Employer's customary payroll practices, but only if compensation for purposes of this definition is consistently determined in this manner) for services rendered, including (i) wages, salaries, fees for professional services, and other amounts received (whether or not paid in cash) for personal services actually rendered in the course of employment with the Employer to the extent includable in gross income for federal income tax purposes (including, but not limited to, commissions paid to salesmen, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips, bonuses, fringe benefits, reimbursements and expense allowances); provided, however, that foreign-earned income (as defined in Code Section 911(b)) shall be included whether or not excludable from gross income for federal income tax purposes under Code Section 911; (ii) amounts described in Code Sections 104(a)(3), 105(a) and 105(h) to the extent includable in the employee's gross income for federal income tax purposes; (iii) amounts paid or reimbursed by the Employer for moving expenses incurred by an employee to the extent not deductible by the employee under Code Section 217; (iv) the value of a nonqualified stock option granted to an employee by the Employer to the extent that the value of the option is includable in the gross income of the employee for federal income tax purposes for the taxable year in which the option is granted; and
(v) the amount includable in the gross income of an employee for federal income tax purposes upon making the election described in Code Section 83(b). "COMPENSATION" shall not include accruals under or contributions to a deferred compensation plan or arrangement to the extent not includable in the employee's gross income for federal income tax purposes; contributions to a simplified employee pension to the extent not includable in the employee's gross income for federal income tax purposes; distributions from a deferred compensation plan or arrangement (other than an unfunded, nonqualified plan or arrangement); amounts realized from the exercise, sale or exchange of a nonqualified stock option or upon the discontinuance of conditions causing restricted stock to become taxable; and other amounts paid to or for a participant which receive special tax benefits. If elected in the Adoption Certificate, for plan years beginning before January 1, 1992, for purposes hereof, "COMPENSATION" shall include bonuses paid in such plan year but not accrued for a prior year, and bonuses accrued for the plan year and paid not later than the due date for filing the Employer's federal income tax return for such plan year (whether or not deductible by the Employer for such plan year). "COMPENSATION" as defined in this Section 2.6.10 shall be adjusted for the following purposes:

                           2.6.10.1  For purposes of the 10% contribution rate
and the $1,000 rule set forth in Section 2.2.7.1.1.2, "COMPENSATION" includes
(i) employer contributions under a qualified cash or deferred arrangement or simplified employee pension to the extent not included in gross income under Code Section 402(a)(8) or 402(h)(1)(B), respectively, (ii) any amount which the employee would have received in cash but for an election under a cafeteria plan within the meaning of Code Section 125, and (iii) any amount contributed to an annuity contract described in Code Section 403(b) pursuant to a salary reduction agreement.

                           2.6.10.2 For purposes of the provisions of Section
2.2.9 defining a highly compensated employee and, for plan years beginning after December 31, 1988, of Section 2.5.6 defining a key employee, "COMPENSATION" includes contributions made by the Employer or an Affiliate (i) to a cafeteria plan under Code Section 125, a qualified cash or deferred arrangement under Code
Section 401(k) or a simplified employee pension under Code Section 408(k)(6) pursuant to an election by the participant, or (ii) to an annuity contract under Code Section 403(b) pursuant to a salary reduction agreement.

                           2.6.10.3 For purposes of determining Actual Deferral
Percentages under Section 4.4 and Contribution Percentages under Section 4.9, "COMPENSATION" includes compensation from Affiliates plus, if elected by the designated Employer in its sole discretion for any plan year, any contribution by the Employer or an Affiliate on behalf of the participant pursuant to a salary reduction agreement which is not includable in the participant's gross income under Code Section 125, 402(a)(8), 402(h) or 403(b). Notwithstanding the preceding sentence, "COMPENSATION" excludes amounts paid to or for a participant prior to the entry date on which the participant commences participation in the Plan or recommences participation in the Plan following a one-year break in service.

                           2.6.10.4 For plan years beginning after December 31,
1988, for all purposes other than determining compliance with the Code Section 415 limitations under Section 6.7, each participant's compensation for each such plan year taken into account under this Plan shall not exceed $200,000; provided, however, that such dollar limitation shall be adjusted to take into account any adjustments made by the Secretary of the Treasury pursuant to Code
Section 415(d). The rules of Section 2.2.9.5.2 shall apply in determining a participant's compensation for purposes of the limitation set forth in this
Section 2.6.10.4; provided, however, that solely for such purposes, "FAMILY MEMBERS" shall include only the spouse of the participant and any lineal descendants of the participant who have not attained age 19 by the end of the plan year. The determination of a participant's compensation for purposes of the limitation set forth in this Section 2.6.10.4 shall be made in compliance with regulations prescribed by the Secretary of the Treasury to effectuate the intent of such limitation. If the period used to determine a participant's compensation for a plan year is less than 12 months, the amount taken into account in such year shall be equal to the product of the above dollar limitation multiplied by a fraction, the numerator of which is the number of months used to determine compensation during such plan year and the denominator of which is 12.

                  2.6.11 "COVERED COMPENSATION" with respect to any participant other than a self-employed individual is the amount of such participant's compensation (as defined in Section 2.6.10, including the $200,000 limitation of Section 2.6.10.4) plus salary reduction contributions made by the Employer on behalf of the participant pursuant to Code Sections 125 (if elected in the Adoption Certificate), 401(k), 403(b) and 408(k)(6) and amounts deferred under an eligible deferred compensation plan under Code Section
457(b), but excluding the following:

                           2.6.11.1  Amounts received by the participant in the
form of noncash compensation, such as insurance premium payments;

                           2.6.11.2  Qualified or nonqualified deferred
compensation accruals, payments or benefits;

                           2.6.11.3  Amounts paid to or for a participant for
services rendered while such participant was not an eligible employee as herein defined;

                           2.6.11.4  Amounts paid to or for a participant under
any insurance or welfare plan maintained by the Employer;

                           2.6.11.5  Amounts paid to or for a participant as
club dues, expense reimbursements, automobile and other allowances, and other fringe benefits within the meaning of Code Section 61 which are includable in the participant's federal gross income but are not considered by the Employer to constitute regular compensation, except as otherwise elected in the Adoption Certificate;

                           2.6.11.6  Any amounts elected in the Adoption
Certificate paid to or for a participant as discretionary bonuses, formula bonuses, incentive compensation payments, commissions or overtime;

                           2.6.11.7  Amounts paid to or for a participant prior
to the entry date on which the participant commences participation in the Plan or recommences participation in the Plan following a one-year break in service, except as otherwise elected in the Adoption Certificate; and

                           2.6.11.8  For any plan year beginning prior to
January 1, 1989, that the Plan is top-heavy, amounts which must be excluded pursuant to Article 8.

                  2.6.12 The "ADJUSTED COMPENSATION" of each participant during any plan year is such participant's covered compensation, if any, which is in excess of the integration level.

                  2.6.13 The "BASE COMPENSATION" of each participant during any plan year is such participant's covered compensation which is not in excess of the integration level.

                  2.6.14 The "INTEGRATION LEVEL" is that amount, if any, elected in the Adoption Certificate for determining the participant's adjusted compensation. The integration level shall not exceed the taxable wage base in effect as of the first day of the plan year under Code Section 3121(a)(1). The designated Employer may, by written instrument executed on or before the end of the plan year, adjust the integration level to an amount which is different from the amount provided in the Adoption Certificate but which is not greater than the taxable wage base as determined above. If a participant is employed during the plan year by two or more Employers which are Affiliates, the integration level with respect to such participant for such year as it applies to each such Employer shall be equal to the product of the integration level determined under this Section 2.6.14 multiplied by a fraction, the numerator of which is the participant's covered compensation from such Employer and the denominator of which is the participant's covered compensation from all such Employers. If the participant enters the Plan or reenters active participation upon reemployment on an entry date other than the first day of the plan year, and covered compensation prior to such entry date is not taken into account for purposes of allocating the Employer's contribution, the integration level with respect to that participant for such year shall be determined by multiplying the integration level for such year by a fraction, the numerator of which is the number of months and fractions thereof during such plan year on and subsequent to such entry date and the denominator of which is the number of months of the plan year. In the event that any plan year is less than a 12-month period, either as the result of a change in plan year or as an initial or final plan year, the integration level determined under this Section 2.6.14 for such plan year shall be adjusted as provided in Section 2.3.2.3.1.

                  2.6.15 "INTEGRATED WITH SOCIAL SECURITY" refers to an arrangement under a plan in which the provisions regarding Employer contributions and allocations thereof conform with the applicable regulations and rulings of the Internal Revenue Service regarding integration with Social Security.

                  2.6.16 The "APPLICABLE CONTRIBUTION" for any plan year is an amount equal to the remainder of (i) the Employer's Non-401(k) Contribution and forfeitures to be allocated pursuant to Section 6.2 minus (ii) the minimum contribution to be allocated to the accounts of participants who have not satisfied the requirements, if any, to share in the allocation under Section 6.2.2.

                  2.6.17 The "MINIMUM CONTRIBUTION" is that portion, if any, of the applicable contribution which is allocated to participants' accounts pursuant to Section 6.2.1.

                  2.6.18 The "BASE CONTRIBUTION" is equal to the remainder of:

                           2.6.18.1  The lesser of:

                                    2.6.18.1.1 The product of the aggregate
amount of participants' base compensation multiplied by the greater of (i) the percentage indicated under the following schedule:

                                                    Maximum Percentage Under
                  Integration Level                 Section 2.6.18.1.1(i)
                  -----------------                 ---------------------
                  20% to 80% of the taxable
                  wage base                                   4.3%

                  80% to any amount less than the
                  taxable wage base                           5.4%

                  Taxable wage base                           5.7%

and (ii) the percentage equal to the portion of the rate of tax under Code
Section 3111(a) (in effect as of the beginning of the plan year) which is attributable to old-age insurance, proportionately reduced in cases where the integration level is less than the taxable wage base; and

                                    2.6.18.1.2 The amount determined in
accordance with the applicable formula; minus

                           2.6.18.2 That portion of the minimum contribution, if
any, which is attributable to base compensation.

                  2.6.19 The "INTEGRATED CONTRIBUTION" is equal to the remainder of:

                           2.6.19.1  The lesser of:

                                    2.6.19.1.1 The product of the aggregate
amount of participants' adjusted compensation multiplied by the lesser of (i) the applicable percentage determined under Section 2.6.18.1.1, and (ii) the greater of (a) 11.4% and (b) two times the percentage equal to the portion of the rate of tax under Code Section 3111(a) (in effect as of the beginning of the plan year) which is attributable to old-age insurance; and

                                    2.6.19.1.2 The amount determined in
accordance with the applicable formula; minus

                           2.6.19.2  That portion of the minimum contribution,
if any, which is attributable to adjusted compensation.

                  2.6.20  The "APPLICABLE FORMULA" is:

                           2.6.20.1  With respect to the base contribution:

                                    bc  +   2bc X AC  =  ac
                                            --------
                                               BC

                           2.6.20.2  With respect to the integrated
contribution:

                                    ic  +   ic x BC   =  ac
                                            -------
                                              2AC

                  For purposes of the applicable formulas under Sections
2.6.20.1 and 2.6.20.2, the letters contained therein mean:

                                    bc    -    Base contribution

                                    ic    -    Integrated contribution

                                    ac    -    Applicable contribution

                                    BC    -    Aggregate base compensation of
                                               participants who have satisfied
                                               the requirements to share in the
                                               allocation under Section 6.2.2

                                    AC    -    Aggregate adjusted compensation
                                               of participants who have
                                               satisfied the requirements to
                                               share in the allocation under
                                               Section 6.2.2

                  2.6.21 "INSURANCE" or "INSURANCE POLICY" means any type of insurance company policy:

                           2.6.21.1 Providing life insurance protection; or

                           2.6.21.2 Providing payments over a period certain at
intervals not longer than one year and not requiring survival as a condition for payment. Such periodic payments for the first distribution year (as determined under Section 7.5.2) and each subsequent calendar year shall be combined and treated as an annual amount, and such annual amount shall be nonincreasing (except as otherwise permitted under rules and regulations prescribed by the Secretary of the Treasury pursuant to Code Section 401(a)(9)). Such policy shall be nontransferable when distributed to the participant.

                  2.6.22 "ANNUITY" means any type of insurance company contract not providing life insurance protection other than the return of premiums or cash value. Such contract shall be nontransferable when distributed and shall conform to the requirements of the Plan.

                  2.6.23 "QUALIFIED JOINT AND SURVIVOR ANNUITY" means:

                           2.6.23.1 In the case of a participant who is married
on the annuity starting date, an immediate annuity for the life of the participant with a survivor annuity for the life of the participant's spouse in an amount equal to 50% of the amount of the annuity which is payable during the joint lives of the participant and the participant's spouse and is the actuarial equivalent of a single annuity for the life of the participant; and

                           2.6.23.2 In the case of a participant who is not
married on the annuity starting date, an immediate annuity for the life of the participant.

                  Periodic payments under a qualified joint and survivor annuity shall be made at intervals not longer than one year, and shall be nonincreasing (except as otherwise permitted under rules and regulations prescribed by the Secretary of the Treasury pursuant to Code Section 401(a)(9)).

                  2.6.24 "QUALIFIED PRERETIREMENT SURVIVOR ANNUITY" means an annuity for the life of the participant's surviving spouse, the actuarial equivalent of which is 50% of the beneficial interest of the participant determined as of the date of the participant's death (after reduction for any security interest held by the Plan pursuant to Sections 12.3.11.2.2 and
12.3.11.7 by reason of a loan outstanding to such participant on such date if such loan is not repaid). Periodic payments under a qualified preretirement survivor annuity shall be made at intervals not longer than one year, and shall be nonincreasing (except as otherwise permitted under rules and regulations prescribed by the Secretary of the Treasury pursuant to Code Section 401(a)(9)).

                  2.6.25 "ANNUITY STARTING DATE" means the first day of the first period for which an amount is payable as an annuity or, in the case of a benefit not payable in the form of an annuity, the first day on which all events have occurred which entitle the participant to such benefit.

         2.7 SPECIAL DEFINITIONS APPLICABLE TO PLAN MAINTAINED BY PARTNERSHIP OR PROPRIETORSHIP.

                  2.7.1 The "NET INCOME" or "PROFITS" of an Employer which is a partnership or a proprietorship is the total earnings from the trade or business prior to deduction for contributions to this Plan and any other plan maintained by the Employer which is qualified under Code Section 401.

                  2.7.2 "EARNED INCOME" with respect to a self-employed individual means the net earnings from self-employment in a trade or business in which the personal services of such self-employed individual are a material income-producing factor, excluding items not included in gross income for federal income tax purposes and the deductions allocable to such items and reduced by contributions to any plan qualified under Code Section 401 by the employer maintaining the plan to the extent such contributions may be deducted for federal income tax purposes. For taxable years beginning after December 31, 1989, net earnings from self-employment shall be determined taking into account the deduction allowed to the self-employed individual by Code Section 164(f).

                  2.7.3 "COMPENSATION" with respect to a self-employed individual is the amount for the plan year which is the participant's earned income from the Employer plus salary reduction contributions made by the Employer on behalf of the self-employed individual pursuant to Code Sections 401(k), 403(b) and 408(k)(6) and amounts deferred under an eligible deferred compensation plan under Code Section 457(b); provided, however, that compensation taken into account with respect to a self-employed individual shall not exceed the limitations set forth in the final paragraph of Section 2.6.11; and, provided further, that the compensation of each self-employed individual shall be adjusted to equal the product of the self-employed individual's compensation as otherwise determined multiplied by the ratio that the total covered compensation of the common-law employees as a group (other than highly compensated employees) bears to the total covered compensation of such common-law employees for such plan year.

                  2.7.4 "COVERED COMPENSATION" with respect to a self-employed individual means compensation as herein defined, but excluding amounts which must be excluded pursuant to Article 8 for any plan year beginning prior to January 1, 1989, during which the Plan is top-heavy.

                  2.7.5 "SELF-EMPLOYED INDIVIDUAL" is a sole proprietor or a partner who has earned income for the taxable year from the trade or business for which the Plan is established or who would have earned income from such trade or business but for the absence of profits from the trade or business for the taxable year.

                  2.7.6 "OWNER-EMPLOYEE" means a sole proprietor or a partner who owns more than 10% of either the capital interest or the profits interest in a partnership.

         2.8 INTERPRETATION OF CERTAIN WORDS. Whenever appropriate, words used in the singular may be read in the plural and words used in the plural may be read in the singular; the masculine includes the feminine; and the words "hereof," "herein" or "hereunder," or other similar compounds of the word "here," shall mean and refer to the entire Plan and not to any particular section unless the context clearly indicates otherwise.

                                   ARTICLE 3.
                                  PARTICIPATION

         3.1 PARTICIPATION REQUIREMENTS. If the adoption of this Plan is an amendment or restatement of a previously established plan, each employee who is a participant in the Plan immediately prior to the later of the effective date of the amendment or restatement and the date the amendment or restated Plan is adopted shall continue as a participant until participation otherwise terminates as herein provided, and each employee who has met all of the eligibility requirements under the Plan as it read immediately prior to such date but has not yet commenced participation shall become a participant on the earlier of (i) the next succeeding entry date if such employee is an eligible employee of an Employer on such entry date, and (ii) the date determined in accordance with the provisions of Sections 3.1.1 through 3.1.4, but in such event, no earlier than the effective date of the amendment or restatement. Any other employee shall become a participant in the Plan on the first entry date on which such employee:

                  3.1.1 Is an eligible employee of an Employer as herein defined;

                  3.1.2 Has either completed that number of years of service, which is not more than one or, if immediate full vesting is provided under the Plan, not more than three (reduced to two for plan years beginning after December 31, 1988), or has completed six months of employment without an intervening termination of employment or such other period of continuous employment which is not greater than 30 months (reduced to 18 months for plan years beginning after December 31,

1988), as elected in the Adoption Certificate; provided, however, that in the event this Plan provides for Cash Option Contributions and/or Salary Deferral Contributions, for plan years beginning after December 31, 1988, the years of service or period of continuous employment required under this Section 3.1.2 for purposes of sharing in the allocation of Cash Option Contributions and/or entering into a Salary Deferral Agreement shall be the lesser of (i) the years of service or period of continuous employment elected in the Adoption Certificate pursuant to the foregoing provisions of this Section 3.1.2, (ii) in the case of a Plan which has a years-of-service requirement, one year of service, and (iii) in the case of a Plan which has a continuous employment requirement, six months of continuous employment;

                  3.1.3 Has attained that age, which is not more than 21, elected in the Adoption Certificate; and

                  3.1.4 Satisfies such additional requirements elected in the Adoption Certificate which are not likely to result in discriminatory coverage or would not cause the Plan to fail to satisfy the minimum age and service provisions of Code Section 410.

         3.2 EARLY ENTRY DATE IN CERTAIN CIRCUMSTANCES. If an eligible employee would not otherwise commence participation hereunder by the first day of the first plan year after the date on which the employee has completed the requisite years of service or period of continuous employment and has attained the age for participation elected in the Adoption Certificate pursuant to Sections 3.1.2 and
3.1.3 (the "completion date") or, if earlier, by the date which is six months after the completion date, then such employee shall commence participation as of the later of the entry date coinciding with or immediately preceding the completion date and the date on which the employee both is an eligible employee and satisfies any additional requirements elected in the Adoption Certificate pursuant to Section 3.1.4.

         3.3 REENTRY AFTER ONE-YEAR BREAK IN SERVICE. Any participant who terminates employment, incurs a one-year break in service and is subsequently reemployed by an Employer shall be treated as follows:

                  3.3.1 If such employee's years of service prior to a one-year break in service have not been disregarded by the application of the provisions of Section 2.4.3.1.2, such employee shall reenter active participation in the Plan on the entry date coinciding with or immediately preceding such date of reemployment; or

                  3.3.2 If such employee's years of service prior to a one-year break in service have been disregarded by the application of the provisions of
Section 2.4.3.1.2, such employee shall be treated as a new employee for purposes of the Plan and shall reenter active participation in the Plan on the first entry date on which such employee has satisfied the requirements of Section 3.1.

         Any participant who incurs a one-year break in service while employed by an Employer shall, unless such participant's years of service prior to a one-year break in service have been disregarded by the application of the provisions of Section 2.4.3.1.2, reenter active participation in the Plan on the entry date coinciding with or immediately preceding the date of such participant's first hour of service during the first plan year which does not constitute a one-year break in service.

         3.4 EFFECT OF INVOLVEMENT OF OWNER-EMPLOYEES IN OTHER TRADES OR BUSINESSES. If contributions are made for the benefit of one or more owner-employees, the rules set forth in Sections 3.4.1 through 3.4.3 are applicable.

                  3.4.1 If an owner-employee controls, or a group of owner-employees together control, a trade or business with respect to which the Plan is established, and such owner-employee or group of owner-employees also control (as an owner-employee or owner-employees) one or more other trades or businesses, this Plan and any other plan which is established with respect to such controlled trades or businesses, when taken together, form a single plan which must satisfy the requirements of Code Sections 401(a) and 401(d) with respect to the employees of all such controlled trades or businesses.

                  3.4.2 If one or more owner-employees hereunder control as an owner-employee one or more other trades or businesses, the employees of each such other trade or business must be included in a plan which satisfies Code Sections 401(a) and 401(d) and provides contributions and benefits not less favorable than those provided for owner-employees under this Plan.

                  3.4.3 If an owner-employee hereunder participates as an owner-employee in a plan or plans of two or more trades or businesses which such owner-employee does not control, and such owner-employee controls a trade or business, then the contributions or benefits of the employees under the plan of the trade or business which such owner-employee does control must be as favorable as those provided for such owner-employee under the most favorable plan of the trade or business which such owner-employee does not control.

                  3.4.4 For purposes of the provisions under Section 3.4, an owner-employee or a group of two or more owner-employees shall be considered to control a trade or business if such owner-employee or group of two or more owner-employees together own the entire interest in an unincorporated trade or business or, in the case of a partnership, more than 50% of either the capital interest or the profits interest in such partnership.

         3.5 NOTIFICATION OF PLAN PROVISIONS. If this is the first plan instrument for the Plan, then within 120 days after execution of the plan instrument (but in no event later than the last day of the first plan year for which the Plan is effective), the designated Employer shall notify the employees regularly employed by each Employer maintaining the Plan who will become eligible to participate in the Plan and shall disclose to such employees the basic provisions hereof. Thereafter, the designated Employer shall notify such employees and shall disclose to such employees the basic provisions hereof within 90 days after the date on which such an employee becomes a participant.


                                   ARTICLE 4.
                              FUNDING AND EXPENSES

         4.1 EMPLOYER'S REGULAR CONTRIBUTION. The Employer's contribution for each fiscal year, subject to the limitations herein contained and until this Plan shall be terminated or modified, shall be the amount established by the Employer, in its sole discretion, before the later of the end of such fiscal year and the last day on which the contribution may be fixed by the Employer if such contribution is to be deductible for such fiscal year pursuant to the provisions of the Internal Revenue Code; provided, however, that such contribution (and forfeitures) shall be uniform with respect to all Employers when determined as a percentage of participants' covered compensation unless the designated Employer, in its sole discretion, determines that such uniformity is not necessary in order for the Plan to satisfy the nondiscrimination rules and other qualification rules under Code Section 401(a). The Employer's contribution for a fiscal year shall consist of the following:

                  4.1.1 NON-401(k) CONTRIBUTIONS. The Non-401(k) Contributions, which shall be deposited with the Funding Agent.

                  4.1.2 CASH OPTION CONTRIBUTION. If elected in the Adoption Certificate, the Cash Option Contribution, which shall be made available to a participant as a cash payment in lieu of deposit with the Funding Agent. Unless otherwise designated in the Adoption Certificate or otherwise limited pursuant to Section 4.3 or Section 4.4, the Cash Option Contribution with respect to any participant for any year shall be equal to the lesser of (i) 20% of that portion of the Employer's contribution which is allocated to such participant without regard to Sections 6.2.2.2.1.1, 6.2.2.2.2.1, 6.2.2.2.2.2, 6.2.2.3.1.1,
6.2.2.3.2.1, 6.2.2.3.2.2 and 6.2.2.4 (the "nonintegrated contribution"), and
(ii) the amount of the nonintegrated contribution which is in excess of the amount to be allocated under Section 6.2.1.

                  For each plan year that a Cash Option Contribution is made to the Plan, the Employer shall notify each participant whom the Employer believes will be eligible for an allocation of such Employer's contribution for the fiscal year that such participant may elect to receive, as a cash payment in lieu of a deposit to the Funding Agent, the Cash Option Contribution which would otherwise be allocated to such participant's 401(k) Contribution Account. The participant shall not be required to elect to receive any part of the Cash Option Contribution as a cash payment. The amount which the participant does not elect to receive as a cash payment shall be deposited with the Funding Agent.

                  The participant shall have a reasonable period of time after receipt of notice of the Cash Option Contribution in which to notify the Employer in writing of the participant's election to receive the cash payment in lieu of its deposit with the Funding Agent. Rules governing such notice and the election period shall be established by the designated Employer from time to time and communicated to employees on a reasonable and uniform basis. In the case of any participant from whom the Employer has not received a written notice that such participant elects to receive any part of the Cash Option Contribution as a cash payment within the election period, such participant shall be deemed to have irrevocably elected not to receive the cash payment. Any part of the Cash Option Contribution which a participant has elected to receive as a cash payment shall be paid to such participant no later than the last day of the period within which the Employer's Cash Option Contribution must be deposited with the Funding Agent pursuant to Section 4.7.2.

         4.2 SALARY DEFERRAL CONTRIBUTIONS. If elected in the Adoption Certificate, Salary Deferral Contributions shall be permitted. (Hereafter, Salary Deferral Contributions and Cash Option Contributions may from time to time be referred to in the aggregate as 401(k) contributions.) Each participant who desires to have Salary Deferral Contributions made on his or her behalf by the Employer for a plan year shall be required to enter into a Salary Deferral Agreement. The Salary Deferral Agreement shall provide for a reduction of the participant's compensation for each payroll period during the plan year (or portion thereof for which the Salary Deferral Agreement is effective) in an amount equal to that percentage of his or her covered compensation for any such payroll period set forth by the participant in such Salary Deferral Agreement (hereinafter referred to as the "Reduction Percentage"). A participant's Reduction Percentage may be limited to a maximum percentage and/or whole percentage by designation in the Adoption Certificate upon the adoption or amendment of this Plan or, in the absence of any such designation, by the designated Employer under uniform and nondiscriminatory rules adopted from time to time. Salary Deferral Agreements shall be further subject to the rules and limitations set forth in Sections
4.2.1 through 4.2.3.

                  4.2.1 A participant may enter into a Salary Deferral Agreement as of any entry date by filing a properly executed Agreement with the Employer at least 15 days prior to such entry date; provided, however, that the designated Employer may provide that such Agreement shall be filed and become effective as of any additional or different date or dates as it shall determine, in its sole discretion, under uniform and nondiscriminatory rules. For purposes of this Section 4.2.1, an employee who will become a participant on the next succeeding entry date shall be deemed to be a participant; provided, however, that a Salary Deferral Agreement filed by any such employee shall not become effective prior to such entry date.

                  4.2.2 A participant's Salary Deferral Agreement shall terminate upon the date the participant discontinues employment with the Employer or otherwise ceases to be an eligible employee. A participant may terminate or revise a Salary Deferral Agreement during the plan year and direct the Employer to discontinue, decrease or increase Salary Deferral Contributions on behalf of such participant for subsequent payroll periods by notifying the Employer in writing at least 15 days prior to the entry date (or such other date authorized by the designated Employer) during such plan year; such termination or revision shall become effective as of the payroll period commencing with or immediately following such entry date (or other authorized date). Notwithstanding the participant's termination of a Salary Deferral Agreement, the participant shall continue as a participant under this Plan and may direct the Employer to reinstate Salary Deferral Contributions on his or her behalf by filing a new Salary Deferral Agreement with the Employer in accordance with
Section 4.2.1.

                  4.2.3 Salary Deferral Contributions made pursuant to any Salary Deferral Agreement shall at all times be subject to the limitations set forth under Sections 4.3 and 4.4 and in Article 6.

         4.3    EXCESS DEFERRALS.

                  4.3.1 DEFINITIONS. For purposes of the provisions of Section 4.3:

                           4.3.1.1 "ELECTIVE CONTRIBUTIONS" consist of the Cash
Option Contribution and/or Salary Deferral Contributions on behalf of any participant plus contributions made by any employer (including but not limited to an Employer maintaining this Plan) on behalf of such participant (i) to any other plan containing a cash or deferred arrangement under Code Section 401(k) pursuant to such participant's election, (ii) to a simplified employee pension pursuant to an election by such participant under Code Section 408(k)(6), or
(iii) to purchase an annuity contract described in Code Section 403(b) on behalf of such participant pursuant to a salary reduction agreement. "ELECTIVE CONTRIBUTIONS" also include deductible employee contributions to a plan described in Code Section 501(c)(18) and, effective for plan years beginning after August 8, 1988, matching contributions with respect to a partner's elective or employee contributions.

                           4.3.1.2 Except to the extent otherwise provided in
Section 1105(c) of the Tax Reform Act of 1986, "EXCESS DEFERRALS" are that portion of the elective contributions on behalf of any participant for any calendar year beginning after December 31, 1986, which exceed $7,000 or such greater amount as may be prescribed by the Secretary of the Treasury pursuant to Code Section 402(g)(5) (the "annual limitation"). Notwithstanding the foregoing provisions of this Section 4.3.1.2:

                                    4.3.1.2.1 The annual limitation shall be
increased, but not in excess of $9,500, by the amount of any elective contributions for such calendar year described in clause (iii) of the first sentence of Section 4.3.1.1; and

                                    4.3.1.2.2 The annual limitation shall be
adjusted in the manner provided in Code Section 402(g)(8)(A).

                  4.3.2 LIMITATION ON ELECTIVE CONTRIBUTIONS BY EMPLOYER AND AFFILIATES. Effective for calendar years beginning after December 31, 1986, the elective contributions by the Employer and Affiliates on behalf of any participant for any such calendar year shall not exceed the annual limitation. For purposes of this Section 4.3.2, the amount of the annual limitation shall be determined without regard to Sections 4.3.1.2.1 and 4.3.1.2.2, except to the extent that the contributions described therein are made by the Employer or an Affiliate.

                  4.3.3 DISTRIBUTION OF EXCESS DEFERRALS. In the event that the elective contributions by all employers on behalf of any participant for any calendar year beginning after December 31, 1986, result in excess deferrals, the Funding Agent shall distribute to such participant on or before the April 15 immediately following the close of the calendar year for which such excess deferrals were made (the "applicable year") that portion of such excess deferrals allocated to the Plan by the participant, increased by income allocable to such excess deferrals (or reduced by losses allocable thereto); provided, however, that the amount of excess deferrals that may be distributed under this Section 4.3.3 for any calendar year shall be reduced by the amount of any excess 401(k) contributions previously distributed to such participant or redesignated as a Nondeductible Employee Contribution for the plan year beginning with or within such taxable year; and, provided further, that such amount may not exceed the amount of the Cash Option Contribution and/or Salary Deferral Contributions on behalf of such participant for the applicable year. The participant shall submit an allocation notice to the Plan Administrator in writing, no later than the March 1 immediately following the close of the applicable year, that states that excess deferrals were made on behalf of the participant during the applicable year, specifies the amount of excess deferrals allocated to the Plan, and certifies or otherwise establishes that such amount is an excess deferral. The amount of income or loss allocable to any excess deferrals allocated to the Plan for the applicable year shall be determined for the applicable year and, for plan years beginning before January 1, 1992, the period between the end of the applicable year and the date of distribution (the "gap period"); provided, however, that such amount need not be determined for the gap period relating to plan years beginning in 1987 unless otherwise elected by the designated Employer in a consistent manner for all such excess deferrals. For the applicable year, such amount shall be equal to the income or losses allocable to the participant's 401(k) Contribution Account for the applicable year multiplied by a fraction, the numerator of which is the participant's excess deferrals allocated to the Plan for the applicable year, and the denominator of which is the balance of the participant's 401(k) Contribution Account as of the last day of the applicable year reduced for income and increased for losses allocable thereto for the applicable year; provided, however, that the designated Employer may use any other reasonable method for determining the amount of income or loss allocable to excess deferrals that does not violate Code Section 401(a)(4), is used consistently for all participants and for all corrective distributions under this Section 4.3.3 for such year, and is used by the Plan for allocating income to participants' accounts. For the gap period, such amount shall be equal to the income or loss allocable to the participant's 401(k) Contribution Account for the gap period multiplied by a fraction, the numerator of which is the participant's excess deferrals allocated to the Plan for the applicable year and the denominator of which is the balance of the participant's 401(k) Contribution Account as of the last day of the applicable year; provided, however, that if elected by the designated Employer, the income or losses allocable to such excess deferrals for the gap period shall be equal to the product of 10% of the income allocable to such excess deferrals for the applicable year multiplied by the number of calendar months in the gap period. A calendar month shall be deemed to be in the gap period if distribution pursuant to this Section 4.3.3 occurs after the fifteenth day of such month, and shall be deemed not to be in the gap period if such distribution occurs on or before the fifteenth day of such month. If only a portion of any excess deferrals allocated to the Plan (and income allocable to such excess deferrals) is distributed, such portion shall be treated as having been distributed ratably from such excess deferrals and such income. Distribution of excess deferrals pursuant to this Section 4.3.3 may be made without regard to any contrary provision of law or this Plan, and without regard to whether the participant or the participant's spouse has consented to such distribution. For plan years beginning on and after January 1, 1992 (except plan years with respect to which the Employer used an alternate procedure), the Employer shall not determine the amount of income or loss allocable to any excess deferrals allocated to the Plan for the gap period defined above, and shall only determine the amount of income or loss allocable to such excess deferrals for the applicable year pursuant to the preceding provisions of this paragraph.

         4.4 ACTUAL DEFERRAL PERCENTAGE LIMITATION. Notwithstanding the preceding sections of this Article 4, for any plan year in which amounts are contributed to the Plan by the Employer or an Affiliate as a Cash Option Contribution or pursuant to Salary Deferral Agreements on behalf of participants employed by such Employer, at least one of the tests under Section 4.4.1 shall be met for such plan year.

                  4.4.1 ACTUAL DEFERRAL PERCENTAGE TEST. Subject to the aggregate limit described in Section 4.9.2, the Actual Deferral Percentage of participants employed by such Employer or an Affiliate who are highly compensated employees must be equal to or less than either:

                           4.4.1.1 The product of the Actual Deferral Percentage
of all other participants employed by such Employer or an Affiliate multiplied by 1.25; or

                           4.4.1.2 The lesser of (i) the sum of the Actual
Deferral Percentage of all other participants employed by such Employer or an Affiliate plus two percentage points, and (ii) the product of the Actual Deferral Percentage of such participants multiplied by two.

                  Notwithstanding the foregoing, failure to satisfy the provisions of this Section 4.4.1 shall not occur merely because all of the participants employed by such Employer and Affiliates are highly compensated employees. Subject to rules and regulations prescribed by the Secretary of the Treasury, this Plan and any other plan(s) maintained by the Employer or an

Affiliate containing a cash or deferred arrangement shall be treated as a single plan for purposes of the Actual Deferral Percentage Test if (i) the Employer so elects and this Plan and such other plan(s) satisfy the requirements of Code Sections 401(a)(4) and 410(b) in the aggregate, or (ii) this Plan and such other plan(s) are otherwise treated as a single plan for purposes of Code Section 401(a)(4) or 410(b) (other than, for plan years beginning after December 31, 1988, Code Section 410(b)(2)(A)(ii)).

                  4.4.2 ACTUAL DEFERRAL PERCENTAGE. The "ACTUAL DEFERRAL PERCENTAGE" for a group of participants is the average of the ratios, calculated separately for each participant in such group, of (i) the sum of the amounts set forth in Sections 4.4.2.1 through 4.4.2.4 which are contributed to the Plan or another plan for the plan year by the Employer and Affiliates on behalf of the participant, to (ii) the participant's compensation from the Employer and Affiliates for such plan year (the "Deferral Percentage"):

                           4.4.2.1   In the discretion of the designated
Employer:

                                    4.4.2.1.1  If the participant's Non-401(k)
Contribution Account is fully vested and nonforfeitable at all times, all or part of that portion of the Non-401(k) Contribution for the plan year which is allocated to the participant's account without regard to Sections 6.2.2.2.1.1, 6.2.2.2.2.1, 6.2.2.2.2.2, 6.2.2.3.1.1, 6.2.2.3.2.1, 6.2.2.3.2.2 and 6.2.2.4;

                                    4.4.2.1.2  All or part of the Matching
Contribution for the plan year if the participant's Matching Contribution Account is fully vested and nonforfeitable at all times (other than as provided in Section 7.1.4.3); and

                                    4.4.2.1.3  Qualified nonelective
contributions and qualified matching contributions, within the meaning of Code
Section 401(k) and the regulations promulgated thereunder, under any other plan maintained by the Employer or an Affiliate;

provided, however, that such contributions may be taken into account under
Section 4.4.2 only if they satisfy any additional requirements under Treas. Reg. Sections 1.401(k)-1(b), to the extent applicable.

                           4.4.2.2 The Cash Option Contribution to the extent
such contribution is not elected to be received as a cash payment by the participant and/or Salary Deferral Contributions (including, except to the extent provided under rules and regulations prescribed by the Secretary of the Treasury, any portion of such contributions constituting an excess deferral which was distributed to the participant pursuant to Section 4.3.3).

                           4.4.2.3 The 401(k) Remedial Contribution (see Section
4.4.4.2).

                           4.4.2.4 In the case of a partnership, matching
contributions with respect to a partner's elective or employee contributions.

                  For purposes of calculating Actual Deferral Percentages, the term "PARTICIPANT" shall include an eligible employee who has entered into Plan participation pursuant to Article 3 hereof, regardless of whether such eligible employee (i) elects to enter into a Salary Deferral Agreement; (ii) has had Cash Option Contributions and/or Salary Deferral Contributions on his or her behalf suspended due to a distribution, a loan or an election not to participate in the Plan; or (iii) may receive no additional annual additions pursuant to Section
6.7. In the case of any participant who is a highly compensated employee and is also a participant in any other plan(s) maintained by the Employer or an Affiliate containing a cash or deferred arrangement, the Deferral Percentage for such participant shall be determined as if this Plan and such other plan(s) were a single plan for their plan years ending with or within the same calendar year. For plan years beginning after December 31, 1988, Actual Deferral Percentages and Deferral Percentages shall be calculated to the nearest one-hundredth of one percent.

                  4.4.3 FAMILY AGGREGATION. In the case of any highly compensated employee and family members who must be aggregated and treated as a single highly compensated employee (a "family group") pursuant to Section 2.2.9.5.2, the following special rules shall apply for purposes of the Actual Deferral Percentage Test:

                           4.4.3.1   DEFERRAL PERCENTAGE. The Deferral
Percentage for a family group shall be equal to the Deferral Percentage determined by combining the contributions taken into account under Section 4.4.2 and the compensation of all family group members who are participants.

                           4.4.3.2   DETERMINATION OF ACTUAL DEFERRAL PERCENTAGE
OF PARTICIPANTS OTHER THAN HIGHLY COMPENSATED EMPLOYEES. The contributions taken into account under Section 4.4.2 and the compensation of all family group members shall be disregarded for purposes of determining the Actual Deferral Percentage of participants other than highly compensated employees.

                           4.4.3.3   MULTIPLE FAMILY GROUPS. If an employee is a
member of two or more family groups that would each otherwise be treated as a single highly compensated employee of the Employer or an Affiliate, such family groups shall be aggregated and treated as a single family group in accordance with the foregoing provisions under Section 4.4.3.

                  4.4.4 REMEDIAL ACTION. If the designated Employer determines that the Actual Deferral Percentage Test set forth under Section 4.4 may be exceeded for the plan year, the designated Employer (or, in the case of the action set forth in Section 4.4.4.2, the Employer) may take any or all of the following actions as shall be deemed necessary to cause such limitation to be met:

                           4.4.4.1   REDUCE DEFERRAL PERCENTAGE. The designated
Employer, in its sole discretion, may cause a participant who is a highly compensated employee to revise the participant's Salary Deferral Agreement by reducing the Deferral Percentage effective as of the first day of any payroll period. The reduction in the Deferral Percentage shall be effected by reducing the Deferral Percentage of the participant who is a highly compensated employee with the highest Deferral Percentage to the second highest Deferral Percentage elected by a participant who is a highly compensated employee, and thereafter reducing the Deferral Percentage of all such participants having the second highest Deferral Percentage to the third highest Deferral Percentage elected by a participant who is a highly compensated employee, and so forth, until it is determined by the designated Employer that the Actual Deferral Percentage Test will be met for the plan year. For plan years beginning after December 31, 1988, Deferral Percentages must be rounded to the nearest one-hundredth of one percent for purposes of this Section 4.4.4.1.

                           4.4.4.2   401(k) REMEDIAL CONTRIBUTION. The Employer,
in its sole discretion, may make a fully vested contribution to the Plan for the plan year which may not be elected by a participant to be taken as a cash payment and which shall be allocated to the accounts of participants employed by such Employer other than highly compensated employees.

                           4.4.4.3   LIMIT AVAILABILITY OF CASH OPTION. The
designated Employer, in its sole discretion, may limit the percentage of the Cash Option Contribution which may be elected as a cash payment by each participant.

                           4.4.4.4   DISTRIBUTE EXCESS 401(k) CONTRIBUTIONS. In
the event that any excess 401(k) contributions remain in the Plan after application, in the designated Employer's (or, in the case of the action set forth in Section 4.4.4.2, the Employer's) sole discretion, of Sections 4.4.4.1 through 4.4.4.3, such excess 401(k) contributions (increased by any income, or reduced by any loss, allocable to such contributions) shall be distributed to participants who are highly compensated employees on the basis of the respective portions of the excess 401(k) contributions attributable to each such participant no later than two-and-one-half months after the close of such plan year (or such later date determined by the designated Employer, but in no event later than the last day of the immediately succeeding plan year); provided, however, that the amount of excess 401(k) contributions to be distributed under this Section 4.4.4.4 shall be reduced by the amount of any excess deferrals previously distributed to such participants for the calendar year ending with or within such plan year; and, provided further, that this Section 4.4.4.4 shall not apply to excess 401(k) contributions that are redesignated as Nondeductible Employee Contributions pursuant to Section 4.4.4.5. If only a portion of the excess 401(k) contributions attributable to any participant (and income allocable to such excess 401(k) contributions) is distributed, such portion shall be treated as having been distributed ratably from such excess 401(k) contributions and such income. Distribution of excess 401(k) contributions pursuant to this Section 4.4.4.4 may be made without regard to any contrary provision of law or this Plan, and without regard to whether the participant or the participant's spouse has consented to such distribution. In the event of the termination of the Plan during the plan year in which an excess 401(k) contribution arose, distributions under this Section 4.4.4.4 shall be made as soon as administratively feasible after the date of such termination, but in no event later than the last day of the 12-month period immediately following such date.

                                    4.4.4.4.1 "EXCESS 401(k) CONTRIBUTIONS"
means, with respect to any plan year, the excess of the aggregate amount of contributions made to this Plan which are taken into account for purposes of the Actual Deferral Percentage Test (the "applicable contributions") on behalf of participants who are highly compensated employees over the maximum amount of such applicable contributions permitted under the Actual Deferral Percentage Test (determined by reducing the Deferral Percentages of participants who are highly compensated employees in the same manner as described in Section 4.4.4.1). The amount of excess 401(k) contributions attributable to any participant is equal to the remainder of (i) the amount of applicable contributions on behalf of such participant, minus (ii) the product of such participant's Deferral Percentage (as reduced pursuant to this Section 4.4.4.4.1) multiplied by his or her compensation.

                                    4.4.4.4.2 The amount of income or loss
allocable to excess 401(k) contributions shall be determined for the plan year and, for plan years beginning before January 1, 1992, the period between the end of the plan year and the date of distribution (the "plan-year gap period"); provided, however, that such amount need not be determined for the plan-year gap period relating to plan years beginning in 1987 unless otherwise elected by the designated Employer in a consistent manner for all such excess 401(k) contributions. For the plan year, such amount shall be equal to the income or losses allocable to the participant's 401(k) Contribution Account (and Non-401(k) Contribution Account and/or Matching Contribution Account, if contributions allocated thereto are applicable contributions) (the "applicable contribution accounts") for the plan year multiplied by a fraction, the numerator of which is the excess 401(k) contributions attributable to the participant for the plan year, and the denominator of which is the balance of the participant's applicable contribution accounts as of the annual valuation date for the plan year reduced for income and increased for losses allocable thereto for the plan year; provided, however, that the designated Employer may use any other reasonable method for determining the amount of income or losses allocable to excess 401(k) contributions, provided that such method does not violate Code Section 401(a)(4), is used consistently for all participants and for all corrective distributions under Section 4.4.4.4 for such plan year, and is used by the Plan for allocating income to participants' accounts. For the plan-year gap period, such amount shall be equal to the income or losses allocable to the participant's applicable contribution accounts for the plan-year gap period multiplied by a fraction, the numerator of which is the excess 401(k) contributions attributable to the participant for the plan year and the denominator of which is the balance of the participant's applicable contribution accounts as of the annual valuation date for the plan year; provided, however, that if elected by the designated Employer, the income or losses allocable to such excess 401(k) contributions for the plan-year gap period shall be equal to the product of 10% of the income allocable to such excess 401(k) contributions for the plan year multiplied by the number of calendar months in the plan-year gap period. A calendar month shall be deemed to be in the plan-year gap period if distribution pursuant to this Section
4.4.4.4.2 occurs after the fifteenth day of such month, and shall be deemed not to be in the plan-year gap period if distribution occurs on or before the fifteenth day of such month. For plan years beginning on and after January 1, 1992 (except plan years with respect to which the Employer used an alternate procedure), the Employer shall not determine the amount of income or loss allocable to any excess 401(k) contributions for the plan-year gap period defined above, and shall only determine the amount of income or loss allocable to such excess 401(k) contributions for the plan year pursuant to the preceding provisions of this paragraph.

                                    4.4.4.4.3 To the extent that Matching
Contributions are taken into account for purposes of the Actual Deferral Percentage Test, distributions of excess 401(k) contributions with respect to any plan year shall be charged against the participant's 401(k) Contribution Account and Matching Contribution Account in proportion to the Salary Deferral Contributions and such Matching Contributions, respectively, made on behalf of such participant for such plan year. To the extent that Non-401(k) Contributions are taken into account for purposes of the Actual Deferral Percentage Test, distributions of excess 401(k) contributions shall then be charged against the participant's Non-401(k) Contribution Account if such excess 401(k) contributions exceed the balance in the participant's 401(k) Contribution Account and that portion of the participant's Matching Contribution Account attributable to Matching Contributions taken into account for purposes of the Actual Deferral Percentage Test.

                           4.4.4.5   REDESIGNATE EXCESS 401(k) CONTRIBUTIONS AS
NONDEDUCTIBLE EMPLOYEE CONTRIBUTIONS. If the Plan as adopted by the designated Employer permits Nondeductible Employee Contributions, excess 401(k) contributions attributable to any participant (but not in excess of the Cash Option Contribution and/or Salary Deferral Contributions on behalf of such participant for such plan year) shall, to the extent elected by such participant and permitted under the remaining provisions of this Plan, including but not limited to Section 4.9, be redesignated as a Nondeductible Employee Contribution. However, such redesignated 401(k) contributions shall be held in the participant's 401(k) Contribution Account, subject to the distribution limitations applicable to 401(k) contributions. Such election and redesignation must occur no later than two-and-one-half months after the close of the plan year or, if later, October 24, 1988. The Plan Administrator must report such redesignated excess 401(k) contributions as Nondeductible Employee Contributions to the Internal Revenue Service and such participant by timely providing such forms as shall be designated by the Commissioner of Internal Revenue to such participant and the Employer and taking such other action as the Commissioner of Internal Revenue shall require.

                           4.4.4.6   EFFECT OF FAMILY AGGREGATION ON
DISTRIBUTION OR REDESIGNATION OF EXCESS 401(k) CONTRIBUTIONS. For purposes of distributing or redesignating the excess 401(k) contributions attributable to a family group, as determined under Section 4.4.3, excess 401(k) contributions shall be determined and allocated among all family group members who are participants in the ratio that the Cash Option Contribution and/or Salary Reduction Contributions on behalf of each such family group member bear to the aggregate amount of such contributions on behalf of all such family group members.

                  4.4.5 RECORD-KEEPING. For plan years beginning after December 31, 1986, the designated Employer shall maintain such records as shall be necessary to demonstrate compliance with the provisions of Section 4.4, including the extent to which Non-401(k) Contributions, Matching Contributions and qualified nonelective contributions and qualified matching contributions are taken into account for such purposes.

         4.5 EMPLOYER'S MATCHING CONTRIBUTION. If elected in the Adoption Certificate, the Employer shall make a Matching Contribution to the Plan for each plan year on behalf of each participant for whom the Employer has made Salary Deferral Contributions for such plan year. The amount of such Matching Contribution shall be equal to the greater of the following:

                  4.5.1 That percentage of such Salary Deferral Contributions set forth in the Adoption Certificate; and

                  4.5.2 That percentage of such Salary Deferral Contributions established by the Employer and communicated to participants employed by it during such plan year;

provided, however, that a Matching Contribution shall not be made with respect to such Salary Deferral Contributions which exceed that percentage of the participant's covered compensation, if any, elected in the Adoption Certificate; and, provided further, that no Matching Contributions shall be required or made with respect to (i) that portion of such Salary Deferral Contributions which constitute an excess 401(k) contribution for such plan year, or (ii) an amount equal to the excess deferrals allocated to the Plan for the calendar year ending with or within such plan year; and, provided further, that effective for plan years beginning after August 8, 1988, matching contributions with respect to a partner's elective or employee contributions shall be treated as elective contributions as defined in
Section 4.3.1.1 made on behalf of the partner. Notwithstanding the foregoing, if elected in the Adoption Certificate, the Matching Contribution for any plan year shall not exceed the Employer's profits for its fiscal year for which such contributions are made and, if the Employer is not a partnership or sole proprietor, its earned surplus as of the beginning of such fiscal year.

         4.6 CONTRIBUTIONS NOT LIMITED TO PROFITS AND EARNED SURPLUS. For plan years beginning after December 31, 1985, the Employer's contribution (consisting of the Non-401(k) Contribution and, if applicable, the Cash Option Contribution), Salary Deferral Contributions, Matching Contribution (except as otherwise elected in the Adoption Certificate pursuant to Section 4.5) and 401(k) Remedial Contribution may be made without regard to whether the Employer has profits for its fiscal year for which such contributions are made or, if the Employer is not a partnership or sole proprietor, earned surplus as of the beginning of such fiscal year. Notwithstanding the foregoing provisions of this
Section 4.6, the Plan is intended to qualify as a profit sharing plan within the meaning of applicable law for all purposes including, but not limited to, the provisions of Code Sections 401, 402, 404, 412 and 417 and the corresponding provisions, if any, of ERISA and the regulations promulgated thereunder.

         4.7 TIME AND DEDUCTIBILITY OF CONTRIBUTIONS MADE BY EMPLOYER DIRECTLY OR ON BEHALF OF PARTICIPANT.

                  4.7.1   EMPLOYER'S REGULAR CONTRIBUTION.

                          4.7.1.1   NON-401(k) CONTRIBUTION. The Employer's
Non-401(k) Contribution may be made on the date or dates selected by the Employer; provided, however, that the total contribution for the fiscal year shall be made within the time required in order for the payment to be deductible under applicable provisions of the Code; and, provided further, that in the event the Employer is unable to determine and pay the correct amount of its contribution within such time, it shall contribute an amount designated as an estimated contribution and shall pay any deficiency as soon as the amount thereof is determined.

                          4.7.1.2   EMPLOYER'S CASH OPTION CONTRIBUTION. The
Employer's Cash Option Contribution for the plan year, except to the extent received by participants as cash payments, shall be deposited with the Funding Agent within the same period as provided for the Employer's Non-401(k) Contribution.

                  4.7.2 SALARY DEFERRAL CONTRIBUTIONS. The Salary Deferral Contributions made on behalf of participants who have entered into Salary Deferral Agreements for a plan year shall be deposited by the Employer with the Funding Agent on the earliest date on which such contributions can reasonably be segregated from the Employer's general assets, but in no event later than the earlier of 90 days following the date on which such contributions have been deducted and withheld from the participants' compensation and the last day of the same period as provided for the Employer's Non-401(k) Contribution. The Funding Agent shall hold any such Salary Deferral Contributions which are made to the Plan on dates other than valuation dates in a segregated fund or funds, as determined by the designated Employer under rules adopted from time to time. Amounts so held shall be commingled with the other assets of the Fund for investment by the Funding Agent on the next succeeding valuation date.

                  4.7.3 401(k) REMEDIAL CONTRIBUTION. The Employer's 401(k) Remedial Contribution shall be made within the same period as provided for the Employer's Non-401(k) Contribution.

                  4.7.4 MATCHING CONTRIBUTION. The Employer's Matching Contribution shall be made within the same period as provided for the Employer's Non-401(k) Contribution.

         4.8 NONDEDUCTIBLE EMPLOYEE CONTRIBUTIONS.

                  4.8.1 AUTHORIZATION AND LIMITATION. If elected in the Adoption Certificate, a participant may make contributions to the Fund for each plan year prior to the participant's termination of employment; provided, however, that no participant, in order to remain a participant, shall be required to contribute any amount to the Fund and any participant so contributing may, at any time, discontinue making contributions to the Fund; and, provided further, that no contribution under this section shall be accepted by the Funding Agent until the designated Employer determines that the annual addition limitation described elsewhere in this Plan will not thereby be exceeded.

                  4.8.2 TIME OF NONDEDUCTIBLE EMPLOYEE CONTRIBUTIONS. The contributions of participants who elect to contribute shall be made annually on the last day of the plan year or on any valuation date of the Plan and on such other dates as may be permitted under rules of uniform application adopted by the designated Employer from time to time.

                  4.8.3 CONTRIBUTION OF INSURANCE POLICIES. If elected in the Adoption Certificate, a participant's contribution under Section 4.8 may consist in whole or in part of the transfer of ownership of a policy insuring the life of the participant. If there is a loan against such transferred policy at the time of transfer, the participant shall make all interest payments with respect to such loan when due, and may repay such loan through additional voluntary contributions. The Employer's contributions shall not be used to pay interest or principal amounts on loans outstanding at the time of transfer. Any life insurance policy transferred to the Fund pursuant to this section shall, from the date of such transfer, be subject to limitations set forth in the Plan relating to the purchase and continuation of life insurance coverage for a participant.

         4.9 CONTRIBUTION PERCENTAGE LIMITATION. Notwithstanding the preceding sections of this Article 4, for any plan year in which Matching Contributions are made by the Employer on behalf of participants employed by such Employer, or in which Nondeductible Employee Contributions are made for such plan year by participants employed by such Employer, at least one of the tests under Section
4.9.1 shall be met for such plan year.

                  4.9.1 CONTRIBUTION PERCENTAGE TEST. Subject to the aggregate limit described in Section 4.9.2, the Contribution Percentage of participants employed by such Employer or an Affiliate who are highly compensated employees must be equal to or less than either (hereinafter referred to as the "Contribution Percentage Test"):

                           4.9.1.1 The product of the Contribution Percentage of
all other participants employed by such Employer or an Affiliate multiplied by 1.25; or

                           4.9.1.2  The lesser of (i) the sum of the
Contribution Percentage of all other participants employed by such Employer or an Affiliate plus two percentage points, and (ii) the product of the Contribution Percentage of such participants multiplied by two.

                  Subject to rules and regulations prescribed by the Secretary of the Treasury, this Plan and any other plan(s) maintained by the Employer or an Affiliate to which employee contributions and/or matching contributions (within the meaning of Code Section 401(m) and the regulations promulgated thereunder) are made shall be treated as a single plan for purposes of the Contribution Percentage Test if (i) the Employer so elects and this Plan and such other plan(s) satisfy the requirements of Code Sections 401(a)(4) and 410(b) in the aggregate, or (ii) this Plan and such other plan(s) are otherwise treated as a single plan for purposes of Code Section 401(a)(4) or 410(b) (other than, for plan years beginning after December 31, 1988, Code Section 410(b)(2)(A)(ii)).

                  4.9.2   AGGREGATE LIMIT.

                           4.9.2.1 For plan years beginning after December 31,
1988, in the event that:

                                    4.9.2.1.1  One or more participants who are
highly compensated employees of the Employer or an Affiliate may, under this Plan or any other plan maintained by the Employer or an Affiliate, have elective contributions made on his or her behalf and make employee contributions or have matching contributions (other than qualified matching contributions) made on his or her behalf;

                                    4.9.2.1.2  The Actual Deferral Percentage of
all highly compensated employees exceeds the percentage determined under Section 4.4.1.1; and

                                    4.9.2.1.3  The Contribution Percentage of
all highly compensated employees exceeds the percentage determined under Section 4.9.1.1;

then the sum of the Actual Deferral Percentage and the Contribution Percentage of all highly compensated employees for any plan year under this Plan and such other plan, if any, may not exceed the aggregate limit. For purposes of Section 4.9.2, the following terms shall have the meanings ascribed to them as follows: "ELECTIVE CONTRIBUTIONS" means any contribution made by an employer to a qualified plan that was subject to a cash or deferred election under a cash or deferred arrangement, whether or not the arrangement is qualified, within the meaning of the regulations under Code
Section 401(k); "EMPLOYEE CONTRIBUTIONS" means any mandatory or voluntary contribution to a qualified plan that is treated at the time of contribution as an after-tax employee contribution and is allocated to a separate account to which the attributable earnings and losses are allocated, excluding and including amounts set forth in Treas. Reg. Section 1.401(m)-1(f)(6); "MATCHING CONTRIBUTIONS" means any employer contribution to a qualified defined contribution plan on account of an employee contribution or elective contribution to such plan and any forfeiture allocated on the basis of employee contributions, matching contributions, or elective contributions; and "QUALIFIED MATCHING CONTRIBUTIONS" means any matching contribution to a qualified plan which is subject to the distribution and nonforfeitability requirements of Code Section 401(k) when it is contributed to the plan.

                           4.9.2.2 For purposes of Section 4.9.2, the "AGGREGATE
LIMIT" means the greater of:

                                    4.9.2.2.1  The sum of:

                                            4.9.2.2.1.1  1.25 times the greater
of the Actual Deferral Percentage and the Contribution Percentage for the plan year of participants other than highly compensated employees under this Plan and any other plan maintained by the Employer or an Affiliate; and

                                            4.9.2.2.1.2  Two plus the lesser of
such Actual Deferral Percentage and Contribution Percentage, but not in excess of the product of such Actual Deferral Percentage or Contribution Percentage multiplied by two; and

                                    4.9.2.2.2  The sum of:

                                            4.9.2.2.2.1  1.25 times the lesser
of the Actual Deferral Percentage and the Contribution Percentage for the plan year of participants other than highly compensated employees under this Plan and any other plan maintained by the Employer or an Affiliate; and

                                            4.9.2.2.2.2  Two plus the greater of
such Actual Deferral Percentage and Contribution Percentage, but not in excess of the product of such Actual Deferral Percentage or Contribution Percentage multiplied by two.

                           4.9.2.3 For purposes of Section 4.9.2, the Actual
Deferral Percentage and Contribution Percentage of the highly compensated employees shall be determined after:

                                    4.9.2.3.1  Use of Non-401(k) Contributions,
Matching Contributions, qualified nonelective contributions and qualified matching contributions described under Section 4.4.2.1 to satisfy the Actual Deferral Percentage Test;

                                    4.9.2.3.2  Use of Non-401(k) Contributions,
Cash Option Contributions, Salary Deferral Contributions, qualified nonelective contributions and elective contributions described under Section 4.9.3.1 to satisfy the Contribution Percentage Test; provided, however, that that use of Cash Option Contributions, Salary Deferral Contributions and elective contributions shall be limited to the amount necessary to satisfy that portion of the Contribution Percentage Test described in Section 4.9.1.2; and

                                    4.9.2.3.3  Distribution of any excess
deferrals, distribution or redesignation of any excess 401(k) contributions, or distribution of any excess aggregate contributions required without regard to
Section 4.9.2.5.

                           4.9.2.4 In the event that this Plan and any other
plan are aggregated for purposes of the Actual Deferral Percentage Test or the Contribution Percentage Test pursuant to Section 4.4.1 or Section 4.9.1, this Plan and such other plan(s) shall be treated as a single plan for purposes of testing compliance with the aggregate limit. This Plan, and any other plans maintained by the Employer or an Affiliate, which are subject to Code Sections 401(k) and/or 401(m) but are not so aggregated shall be tested separately for such purposes.

                           4.9.2.5 In the event that the aggregate limit would
otherwise be exceeded, the Participants' Percentages, under this Plan or any other plan maintained by the Employer or an Affiliate that is subject to the aggregate limit, of the highly compensated employees who are participants in plans described in Section 4.9.2.1.1 shall be reduced in the manner described in
Section 4.9.5.2.1 until the aggregate limit is satisfied with respect to such highly compensated employees. The amount which is in excess of the aggregate limit shall be treated as an excess aggregate contribution subject to Section 4.9.5.2.

                  4.9.3 CONTRIBUTION PERCENTAGE. The "Contribution Percentage" for a group of participants is the average of the ratios, calculated separately for each participant in such group, of (i) the sum of the amounts set forth in Sections 4.9.3.1 through 4.9.3.3 which are contributed to the Plan or another plan for the plan year by the Employer and Affiliates on behalf of the participant or by such participant while employed by the Employer or an Affiliate, to (ii) the participant's compensation for such plan year (the "Participant's Percentage"). The following amounts shall be taken into account under this Section 4.9.3:

                           4.9.3.1   In the discretion of the designated
Employer, and only if they satisfy any additional requirements of Prop. Reg.
Section 1.401(m)-1(b) (or any successor provision thereto), to the extent applicable:

                                    4.9.3.1.1  If the participant's Non-401(k)
Contribution Account is fully vested at all times, all or part of that portion of the Non-401(k) Contribution for the plan year which is allocated to the participant's account without regard to Sections 6.2.2.2.1.1, 6.2.2.2.2.1, 6.2.2.2.2.2, 6.2.2.3.1.1, 6.2.2.3.2.1, 6.2.2.3.2.2 and 6.2.2.4;

                                    4.9.3.1.2  All or part of the Salary
Deferral Contributions;

                                    4.9.3.1.3  All or part of the Cash Option
Contribution to the extent such contribution is not elected to be received as a cash payment by the participant; and

                                    4.9.3.1.4  All or part of the elective
contributions and qualified nonelective contributions, within the meaning of Code Section 401(m) and the regulations promulgated thereunder, under any other plan maintained by the Employer or an Affiliate;

                           4.9.3.2 The Matching Contribution, including any
forfeitures used to reduce the Matching Contribution pursuant to Section 7.1.4.4.2; provided, however, that the Matching Contribution shall not be taken into account for purposes of determining Contribution Percentages for any plan year to the extent such contribution was taken into account for purposes of determining Actual Deferral Percentages; and

                           4.9.3.3 Nondeductible Employee Contributions,
including excess 401(k) contributions for such plan year which are redesignated as Nondeductible Employee Contributions pursuant to Section 4.4.4.5.

                  For purposes of calculating Contribution Percentages, the term "PARTICIPANT" shall include an eligible employee who has entered into Plan participation pursuant to Article 3 hereof, regardless of whether such eligible employee (i) makes Nondeductible Employee Contributions or has a portion of the Matching Contribution, if any, allocated to his or her Matching Contribution Account for the plan year; (ii) if Salary Deferral Contributions are taken into account in calculating Contribution Percentages, elects to enter into a Salary Deferral Agreement; (iii) has had Nondeductible Employee Contributions suspended due to a distribution, a loan or an election not to participate in the Plan; or
(iv) may receive no additional annual additions pursuant to Section 6.7. In the case of any participant who is a highly compensated employee and is also a participant in any other plan(s) maintained by the Employer or an Affiliate to which employee contributions and/or matching contributions (within the meaning of Code Section 401(m) and the regulations promulgated thereunder) are made, such contributions to this Plan and such other plan(s) shall be aggregated for purposes of determining the Participant's Percentage for such participant. For plan years beginning after December 31, 1988, Contribution Percentages and Participants' Percentages shall be calculated to the nearest one-hundredth of one percent.

                  4.9.4 FAMILY AGGREGATION. In the case of any highly compensated employee and family members who must be aggregated and treated as a single highly compensated employee (a "family group") pursuant to Section 2.2.9.5.2, the following special rules shall apply for purposes of the Contribution Percentage Test:

                           4.9.4.1   PARTICIPANT'S PERCENTAGE.  The
Participant's Percentage for a family group shall be equal to the Participant's Percentage determined by combining the contributions taken into account under
Section 4.9.3 and the compensation of all family group members who are participants.

                           4.9.4.2   DETERMINATION OF CONTRIBUTION PERCENTAGE OF
PARTICIPANTS OTHER THAN HIGHLY COMPENSATED EMPLOYEES. The contributions taken into account under Section 4.9.3 and the compensation of all family group members shall be disregarded for purposes of determining the Contribution Percentage of participants other than highly compensated employees.

                           4.9.4.3   MULTIPLE FAMILY GROUPS.  If an employee is
a member of two or more family groups that would each otherwise be treated as a single highly compensated employee of the Employer or an Affiliate, such family groups shall be aggregated and treated as a single family group in accordance with the foregoing provisions under Section 4.9.4.

                  4.9.5 REMEDIAL ACTION. If the designated Employer determines that the limitations under the Contribution Percentage Test set forth in Section
4.9 might be exceeded for the plan year, the designated Employer may take any or all of the following actions as shall be determined necessary to cause such limitations to be met:

                           4.9.5.1   LIMIT NONDEDUCTIBLE EMPLOYEE CONTRIBUTIONS.
The designated Employer, in its sole discretion, may limit the amount of the Nondeductible Employee Contribution which may be made to the Plan by a participant who is a highly compensated employee to an amount which will not cause the Contribution Percentage limitations to be exceeded.

                           4.9.5.2   DISTRIBUTE OR FORFEIT EXCESS AGGREGATE
CONTRIBUTIONS. In the event that any excess aggregate contributions remain in the Plan after application, in the designated Employer's sole discretion, of
Section 4.9.5.1, no later than two-and-one-half months after the close of such plan year (or such later date determined by the designated Employer, but in no event later than the last day of the immediately succeeding plan year), such excess aggregate contributions (increased by any income, or reduced by any loss, allocable to such contributions) shall be distributed to participants who are highly compensated employees on the basis of the respective portions of the excess aggregate contributions attributable to each such participant or, if forfeitable under the remaining provisions of this Plan other than Section 7.1.4.3, shall be forfeited as of the last day of the plan year to which such excess aggregate contributions are attributable. If only a portion of the excess aggregate contributions attributable to any participant (and income allocable to such excess aggregate contributions) is distributed, such portion shall be treated as having been distributed ratably from such excess aggregate contributions and such income. Distribution of excess aggregate contributions pursuant to this Section 4.9.5.2 may be made without regard to any contrary provision of law or this Plan, and without regard to whether the participant or the participant's spouse has consented to such distribution. In the event that any excess aggregate contributions are forfeited pursuant to this Section 4.9.5.2, such forfeitures shall be treated in the manner provided under Section 7.1.4, except that such forfeitures may not be reallocated to the accounts of any participants whose Participant's Percentages have been reduced hereunder. In the event of the termination of the Plan during the plan year in which an excess aggregate contribution arose, distributions under this Section 4.9.5.2 shall be made as soon as administratively feasible after the date of such termination, but in no event later than the last day of the 12-month period immediately following such date.

                                    4.9.5.2.1 For purposes hereof, "excess
aggregate contributions" means, with respect to any plan year, the excess of the aggregate amount of contributions made to this Plan which are taken into account for purposes of the Contribution Percentage Test (the "aggregate contributions") on behalf of or by participants who are highly compensated employees over the maximum amount of such aggregate contributions permitted under the Contribution Percentage Test, determined by reducing the Participant's Percentage of the participant who is a highly compensated employee with the highest Participant's Percentage to the second-highest Participant's Percentage of a participant who is a highly compensated employee, and thereafter decreasing the Participant's Percentage of all such participants having the second-highest Participant's Percentage to the third-highest Participant's Percentage of a participant, and so forth, until it is determined by the designated Employer that the Contribution Percentage Test will be met for the plan year. The amount of excess aggregate contributions attributable to any participant is equal to the remainder of (i) the amount of aggregate contributions by or on behalf of such participant, minus (ii) the product of such participant's Participant's Percentage (as reduced pursuant to this Section 4.9.5.2.1) multiplied by his or her compensation; provided, however, that the excess aggregate contributions attributable to any participant for any plan year shall not exceed the Nondeductible Employee Contributions and Matching Contributions made by or on behalf of such participant for such plan year. The determination of the amount of excess aggregate contributions under this Section 4.9.5.2.1 with respect to any plan year shall be made after determining the amount of excess 401(k) contributions for such plan year, if any, to be redesignated as Nondeductible Employee Contributions pursuant to Section 4.4.4.5. For plan years beginning after December 31, 1988, a Participant's Percentage must be rounded to the nearest one-hundredth of one percent for purposes of this Section 4.9.5.2.1.

                                    4.9.5.2.2 The amount of income or loss
allocable to excess aggregate contributions shall be determined for the plan year and, for plan years beginning before January 1, 1992, the plan-year gap period, as determined under Section 4.4.4.4.2; provided, however, that such amount need not be determined for the plan-year gap period relating to plan years beginning in 1987 unless otherwise elected by the designated Employer in a consistent manner for all such excess aggregate contributions. For the plan year, such amount shall be equal to the income or loss allocable to the participant's Nondeductible Employee Contribution Account (and Matching Contribution Account, Non-401(k) Contribution Account and/or 401(k) Contribution Account, if contributions allocated thereto are aggregate contributions) (the "aggregate contribution accounts") for the plan year multiplied by a fraction, the numerator of which is the excess aggregate contributions attributable to the participant for the plan year, and the denominator of which is the balance of the participant's aggregate contribution accounts as of the annual valuation date for the plan year reduced for income and increased for losses allocable thereto for the plan year; provided, however, that the designated Employer may use any other reasonable method for determining the amount of income or loss allocable to excess aggregate contributions, provided that such method does not violate Code Section 401(a)(4), is used consistently for all participants and for all corrective distributions under Section 4.9.5.2 for such plan year, and is used by the Plan for allocating income to participants' accounts. For the plan-year gap period, such amount shall be equal to the income or loss allocable to the participant's aggregate contribution accounts for the plan-year gap period multiplied by a fraction, the numerator of which is the excess aggregate contributions attributable to the participant for the plan year and the denominator of which is the balance of the participant's aggregate contribution accounts as of the annual valuation date for the plan year; provided, however, that if elected by the designated Employer, the income or loss allocable to such excess aggregate contributions for the plan-year gap period shall be equal to the product of 10% of the income allocable to such excess aggregate contributions for the plan year multiplied by the number of calendar months in the plan-year gap period. A calendar month shall be deemed to be in the plan-year gap period if distribution pursuant to this Section 4.9.5.2.2 occurs after the fifteenth day of such month, and shall be deemed not to be in the plan-year gap period if distribution occurs on or before the fifteenth day of such month. For plan years beginning on and after January 1, 1992 (except plan years with respect to which the Employer used an alternate procedure), the Employer shall not determine the amount of income or loss allocable to any excess aggregate contributions for the plan-year gap period defined above, and shall only determine the amount of income or loss allocable to such excess contributions for the plan year pursuant to the preceding provisions of this paragraph.

                                    4.9.5.2.3  Amounts to be distributed or
forfeited under Section 4.9.5 shall first be distributed from the participant's Nondeductible Employee Contribution Account, and then be distributed from or forfeited under the participant's Matching Contribution Account.

                           4.9.5.3   EFFECT OF FAMILY AGGREGATION ON
DISTRIBUTION OF EXCESS AGGREGATE CONTRIBUTIONS. For purposes of distributing the excess aggregate contributions attributable to a family group, as determined under Section 4.9.3, excess aggregate contributions shall be determined and allocated among all family group members who are participants in the ratio that the Matching Contribution and/or Nondeductible Employee Contributions on behalf of each such family group member bear to the aggregate amount of such contributions on behalf of all such family group members.

                  4.9.6 RECORD-KEEPING. The designated Employer shall maintain such records as shall be necessary to demonstrate compliance with the provisions of Section 4.9, including the extent to which Non-401(k) Contributions, Salary Deferral Contributions, Cash Option Contributions and other elective contributions and qualified nonelective contributions are taken into account for such purpose.

         4.10 ROLLOVER AND TRANSFER CONTRIBUTIONS. Subject to rules adopted by the designated Employer from time to time, an employee, whether or not he or she has satisfied the participation requirements of Article 3, may become a limited participant by contributing or having contributed for such employee's benefit rollover or transfer contributions, as the case may be, which meet the following requirements:

                  4.10.1 ROLLOVER FROM QUALIFIED PLAN. The amount contributed consists only of all or part of the properties such employee received or the proceeds from the sale of such properties such employee received:

                           4.10.1.1  Within one taxable year of the employee on
account of a termination of the plan of which the trust is a part or, in the case of a profit sharing or stock bonus plan, a complete discontinuance of contributions under such plan; or

                           4.10.1.2 In one or more distributions which
constitute a lump-sum distribution within the meaning of Code Section 402(e)(4)(A) (determined without reference to subsection (e)(4)(B) or (e)(4)(H) of Section 402);

from an employees' trust described in Code Section 401(a) and exempt under Code
Section 501(a) (exclusive of amounts considered contributed by such employee reduced by amounts theretofore distributed which were not includable in gross income), and such amount is transferred on or before the sixtieth day after the day on which he or she received such property; provided, however, that this
Section 4.10.1 shall not apply to any distribution required under Code Section 401(a)(9), or to any distribution occurring after the participant's required beginning date (as defined in Section 7.5.5) under both the distributing plan and this Plan; and, provided further, that no rollover contribution shall be accepted to the extent it consists of amounts attributable to accumulated deductible employee contributions within the meaning of Code Section 72(o)(5)(B).

                  4.10.2 ROLLOVER FROM INDIVIDUAL RETIREMENT ACCOUNT, ANNUITY OR BOND. The amount contributed consists only of all or part of the amount in an individual retirement account described in Code Section 408(a), an individual retirement annuity described in Code Section 408(b), or a retirement bond described in Code Section 409 as it read prior to its repeal by the Tax Reform Act of 1984, and no amount in such account, annuity or bond is attributable to any source other than a rollover contribution of the type described in Section
4.10.1 hereof, and any earnings on such rollover contribution; and such amount is transferred hereto on or before the sixtieth day after the date on which such employee received a distribution of the entire amount in such individual retirement account, annuity or bond; provided, however, that no such rollover contribution shall be accepted to the extent it consists of amounts attributable to accumulated deductible employee contributions within the meaning of Code
Section 72(o)(5)(B).

                  4.10.3 DIRECT TRANSFER FROM QUALIFIED PLAN. The contribution consists of an amount transferred directly to the Fund by the trustee of an employees' trust described in Code Section 401(a) and exempt under Code Section 501(a); provided, however, that no such transfer shall be accepted to the extent it consists of amounts attributable to accumulated deductible employee contributions within the meaning of Code Section 72(o)(5)(B), or if such transfer would occur after the participant's required beginning date (as defined in Section 7.5.5) under both the transferor plan and this Plan; and, provided further, that no such transfer shall be accepted during plan years beginning after December 31, 1988. Notwithstanding the foregoing, in the event this Plan is a "successor plan," as defined in Treas. Reg. Section 401(k)-1(d)(3), the designated Employer may permit transfers from a terminating plan with a qualified cash or deferred arrangement after December 31, 1988, if such transfers would enable such terminating plan to liquidate its assets; provided, however, that, notwithstanding any other provisions of this Plan to the contrary, all of the distribution options available to participants and beneficiaries under the terminating plan's document or practice shall be preserved and made available to participants in this Plan with respect to amounts attributable to such transferred amounts.

                  4.10.4 COMMINGLING ON VALUATION DATES. Upon acceptance of any rollover or transfer contribution, the Funding Agent shall hold such contribution in a segregated fund until the valuation date selected by the designated Employer, but not later than the next annual valuation date, at which time such contribution shall be commingled and invested with the balance of the Fund. In the event that a contribution made under Section 4.10 is subsequently determined not to meet the requirements set forth above, then such amount and any earnings attributable thereto shall be returned to the participant, limited participant or trustee, as the case may be, as soon as reasonably practicable.

         4.11 EXPENSES. All reasonable expenses of the Plan and Fund, if not paid directly by an Employer, shall be paid by the Fund. Reasonable expenses of the Fund shall include reasonable compensation of any Funding Agent who is not an individual receiving full-time compensation from an Employer.

                                   ARTICLE 5.
                        DEDUCTIBLE EMPLOYEE CONTRIBUTIONS

         5.1 CESSATION OF DEDUCTIBLE EMPLOYEE CONTRIBUTIONS. The Plan shall not accept any deductible employee contributions for a taxable year of a participant beginning after December 31, 1986.

         5.2 SEPARATE ACCOUNTS. The designated Employer shall maintain a Deductible Employee Contribution Account for each participant who has either made a deductible employee contribution to this Plan for one or more taxable years of the participant beginning before January l, 1987, or had amounts attributable to accumulated deductible employee contributions within the meaning of Code Section 72(o)(5)(B) rolled over or transferred to this Plan during any such taxable year. Such Deductible Employee Contribution Account shall be maintained solely for purposes of properly accounting for each participant's interest in the Fund attributable to deductible employee contributions, and shall not restrict the Funding Agent in managing and operating the Fund as a single fund.

         5.3    VESTING AND DISTRIBUTION.

                  5.3.1 VESTING. A participant's Deductible Employee Contribution Account shall be fully vested at all times.

                  5.3.2 DISTRIBUTION. Unless otherwise restricted by this
Section 5.3.2, distribution of a participant's beneficial interest in such participant's Deductible Employee Contribution Account shall be made at the same time, in the same manner and subject to the same rules as such participant's Non-401(k) Contribution Account; provided, however, that the rules relating to the distribution of the participant's Non-401(k) Contribution Account in the form of a qualified joint and survivor annuity or qualified preretirement survivor annuity shall not apply. No portion of such participant's beneficial interest in his or her Deductible Employee Contribution Account shall be distributed to the participant prior to attaining age 59-1/2, nor shall a participant have any right to borrow from or against, assign (or agree to assign), or pledge (or agree to pledge) as security any portion of such beneficial interest; provided, however, that a participant's beneficial interest in his or her Deductible Employee Contribution Account may be distributed prior to such time if:

                           5.3.2.1   PLAN TERMINATION.  There is a partial or
complete termination of the Plan;

                           5.3.2.2   DISABILITY.  The participant becomes
disabled within the meaning of Code Section 72(m)(7);

                           5.3.2.3   SEPARATION FROM SERVICE.  The participant
terminates employment and the designated Employer distributes the participant's beneficial interest; or

                           5.3.2.4   CONSENT OF DESIGNATED EMPLOYER.  The
designated Employer consents to such distribution after receiving a written request from the participant on a form provided by the designated Employer. Such consent shall not be withheld unless the designated Employer determines that such consent would adversely affect Plan qualification or the integrity of Plan assets, result in the imposition of a tax or penalty on a Plan fiduciary, or result in such other consequences as would make such distribution unreasonable or imprudent.

         5.4 INVESTMENT RESTRICTIONS. In no event shall any amounts credited to such participant's Deductible Employee Contribution Account be used to purchase insurance on the life of the participant. In addition, no loans of any such amounts shall be authorized from the Fund to a participant or a beneficiary.

                                   ARTICLE 6.
                           ALLOCATION OF CONTRIBUTIONS

         6.1 SEPARATE ACCOUNTS. The designated Employer shall create and maintain separate accounts for each participant. One account, designated Non-401(k) Contribution Account, shall be credited with an amount equal to the Employer's Non-401(k) Contribution to the Fund and, except to the extent used to reduce the Matching Contribution pursuant to Section 7.1.4.4.2, all forfeitures which are allocated for the participant for each plan year. A second account, designated 401(k) Contribution Account, shall be credited with the Employer's Cash Option Contribution, Salary Deferral Contributions (including those redesignated as Nondeductible Employee Contributions) and 401(k) Remedial Contribution to the Fund for the participant for each plan year. A third account, designated Matching Contribution Account, shall be credited with the Employer's Matching Contribution for the participant for each plan year. A fourth account, designated Nondeductible Employee Contribution Account, shall be credited with the amount of the participant's Nondeductible Employee Contributions to the Fund for each plan year (except redesignated Salary Deferral Contributions). In the event that on May 5, 1986, this Plan or a predecessor plan permitted the withdrawal of Nondeductible Employee Contributions prior to termination of employment, the designated Employer may, in its sole discretion, as of any date, create and maintain subaccounts under such Nondeductible Employee Contribution Account to separately account for Nondeductible Employee Contributions made prior to such date and earnings thereon ("Subaccount I"), and for Nondeductible Employee Contributions made on or after such date and earnings thereon ("Subaccount II"); provided, however, that such subaccounts may not be established retroactively. In the event that the designated Employer maintains such subaccounts, Subaccount II shall be a separate contract within the meaning of the applicable provisions of the Code and the regulations promulgated thereunder; otherwise, the Nondeductible Employee Contribution Account shall constitute such separate contract. The designated Employer shall also create and maintain a separate account, designated Rollover/Transfer Account, for an employee for whom the Fund has received a rollover or transfer contribution and shall credit thereto the amount of any such rollover or transfer contribution. The designated Employer shall also create and maintain a separate account, designated Insurance Proceeds Account, which will be credited with the proceeds of any life insurance payable as a result of the death of the participant in accordance with provisions of the Plan. If this Plan is a restatement of a prior plan, any amounts held under such prior plan shall be allocated to the accounts established hereinabove, as determined by the designated Employer in accordance with a uniform policy, as the opening balance under the restated plan. In the event that a participant is or has been an employee of more than one Employer, separate accounts shall be maintained for amounts attributable to each Employer's contributions to the Plan and forfeitures, if any, allocated for such participant and for amounts contributed, rolled over or transferred to the Plan by or on behalf of such participant while employed by each such Employer. The accounts described in this Section 6.1 shall be established solely for accounting purposes and shall not restrict the Funding Agent in managing and operating the Fund as a single fund. The value of such accounts shall be subject to fluctuations based upon fluctuations in value of the underlying investments of the Fund.

         6.2 ALLOCATION OF EMPLOYER'S NON-401(k) CONTRIBUTION AND FORFEITURES. Subject to the limitations upon the allocation of contributions and forfeitures more fully described below and, if elected in the Adoption Certificate, the provisions of Section 7.1.4.4.2 providing for the use of forfeitures to reduce the Matching Contribution, the Employer's Non-401(k) Contribution and forfeitures to be allocated for the plan year shall be allocated by the designated Employer as of the last day of such plan year to the Non-401(k) Contribution Account of each participant employed by the Employer as an eligible employee during such plan year (including participants who cease to be eligible employees during such plan year) in accordance with and subject to the following provisions:

                  6.2.1 TOP-HEAVY MINIMUM. First, to the account of each participant who is employed by an Employer or Affiliate on the last day of the plan year in which the Plan is top-heavy. If this Plan is the only pension, profit sharing or stock bonus plan qualified under Code Section 401 that is maintained by the Employer or an Affiliate, the Employer's contribution and forfeitures shall be allocated as of the last day of the plan year among all such participants' accounts in the ratio that each such participant's compensation bears to the total compensation of all such participants; provided, however, that in no event shall the amount allocated to any participant's account under this Section 6.2.1 exceed 3% of such participant's compensation; and, provided further, that for plan years beginning prior to January 1, 1989, the amount allocated to any participant's account under this Section 6.2.1 for any plan year shall be reduced by the amount of any contributions made by the Employer on behalf of such participant for such plan year under Code Sections 401(k) and 401(m); and, provided further, that in the case of participants who are key employees, only such participants who are entitled to share in the allocation under Section 6.2.2 hereof shall have a portion of the contribution and forfeitures allocated to their accounts under this Section 6.2.1. If the Employer or an Affiliate maintains another pension, profit sharing or stock bonus plan qualified under Code Section 401, the Employer's contribution and forfeitures shall be allocated under this Section 6.2.1 to the extent required by Article 8 of the Plan.

                  6.2.2 NONTOP-HEAVY ALLOCATION. Second, to the account of each participant who, if elected in the Adoption Certificate, is employed on the last day of the plan year and completed a year of service during the plan year, or terminated employment during such plan year on account of death, disability, early retirement (if the Adoption Certificate for this Plan provides for early retirement) or retirement at or after the normal retirement date in accordance with the formula set forth below which is selected in the Adoption Certificate:

                           6.2.2.1   NONINTEGRATED ALLOCATION. If elected in the
Adoption Certificate, among all such participants' accounts in the ratio that each such participant's covered compensation bears to the total covered compensation of all such participants for such plan year taking into account any amounts allocated for the plan year under Section 6.2.1. An Employer's election in the Adoption Certificate to have contributions and forfeitures allocated in accordance with one of the integrated methods set forth in Sections 6.2.2.2 and
6.2.2.3 shall be disregarded if the Employer or Affiliate maintains any other qualified plan which is integrated with Social Security and benefits any of the same participants as this Plan and such Employer shall be deemed to have elected the allocation method set forth in this Section 6.2.2.1.

                           6.2.2.2   THREE-STEP INTEGRATED ALLOCATION. If
elected in the Adoption Certificate:

                                    6.2.2.2.1 For plan years beginning prior to
January 1, 1989:

                                            6.2.2.2.1.1  First, among all such
participants' accounts in the ratio that the participant's adjusted compensation for the plan year bears to the total adjusted compensation of all such participants for such year; provided, however, that in no event shall the amount allocated to any participant's account under this Section 6.2.2.2.1.1 exceed an amount equal to the product of the OASDI tax rate in effect on the first day of the plan year (5.7% tax rate in effect on the first day of the plan year (5.7% with respect to plan years beginning in 1987 and 6.06% with respect to plan years beginning in 1988) multiplied by such participant's adjusted compensation.

                                            6.2.2.2.1.2  Second, any excess
shall be allocated among all such participants' accounts in the ratio that the participant's covered compensation for the plan year bears to the total covered compensation of all such participants for such year taking into account any amounts allocated for the plan year under Section 6.2.1.

                                    6.2.2.2.2 For plan years beginning after
December 31, 1988:

                                            6.2.2.2.2.1  The base contribution,
reduced by that portion of the applicable contribution which is allocated pursuant to Section 6.2.1 and is attributable to base compensation, shall be allocated among all such participants' accounts in the ratio that each such participant's base compensation for the plan year bears to the total base compensation of all such participants for such year.

                                            6.2.2.2.2.2  The integrated
contribution, reduced by that portion of the applicable contribution which is allocated pursuant to Section 6.2.1 and is attributable to adjusted compensation, shall be allocated among all such participants' accounts in the ratio that each such participant's adjusted compensation for the plan year bears to the total adjusted compensation of all such participants for such year.

                                            6.2.2.2.2.3  The portion of the
applicable contribution in excess of the sum of the base contribution and the integrated contribution, if any, shall be allocated among all such participants' accounts in the ratio that the participant's covered compensation for the plan year bears to the total covered compensation of all such participants for such year.

                           6.2.2.3   FOUR-STEP INTEGRATED ALLOCATION. If elected
in the Adoption Certificate, among all such participants' accounts in the ratio that the participant's covered compensation for the plan year bears to the total covered compensation of all such participants for such year taking into account any amounts allocated for the plan year under Section 6.2.1; provided, however, that in no event shall the amount allocated to any participant's account under this sentence exceed an amount equal to the product of a percentage elected in the Adoption Certificate multiplied by such participant's covered compensation.
Thereafter:

                                    6.2.2.3.1 For plan years beginning prior to
January 1, 1989:

                                            6.2.2.3.1.1  First, any excess shall
be allocated among all such participants' accounts in the ratio that the participant's adjusted compensation for such year bears to the total adjusted compensation of all such participants for such year; provided, however, that in no event shall the amount so allocated to any participant's account exceed an amount equal to the product of the OASDI tax rate in effect on the first day of the plan year (5.7% with respect to plan years beginning in 1987 and 6.06% with respect to plan years beginning in 1988) multiplied by such participant's adjusted compensation.

                                            6.2.2.3.1.2  Second, any further
excess shall be allocated among all such participants' accounts in the ratio that the participant's covered compensation for the plan year bears to the total covered compensation of all such participants for such year taking into account any amounts allocated for the plan year under Section 6.2.1 to the extent not already taken into account under Section 6.2.2.3.

                                    6.2.2.3.2 For plan years beginning after
December 31, 1988:

                                            6.2.2.3.2.1  The base  contribution,
reduced by that portion of the applicable contribution which is allocated pursuant to Section 6.2.1 and/or Section 6.2.2.3 and is attributable to base compensation, shall be allocated among all such participants' accounts in the ratio that each such participant's base compensation for the plan year bears to the total base compensation of all such participants for such year.

                                            6.2.2.3.2.2  The integrated
contribution, reduced by that portion of the applicable contribution which is allocated pursuant to Section 6.2.1 and/or Section 6.2.2.3 and is attributable to adjusted compensation, shall be allocated among all such participants' accounts in the ratio that each such participant's adjusted compensation for the plan year bears to the total adjusted compensation of all such participants for such year.

                                            6.2.2.3.2.3  The portion of the
applicable contribution in excess of the sum of the base contribution and the integrated contribution, if any, shall be allocated among all such participants' accounts in the ratio that the participant's covered compensation for the plan year bears to the total covered compensation of all such participants for such year.

                           6.2.2.4   UNIT ALLOCATION.  If elected in the
Adoption Certificate:

                                    6.2.2.4.1  For plan years beginning prior
to January 1, 1989, among all such participants' accounts in the ratio that the participant's adjusted compensation for the plan year bears to the total adjusted compensation of all such participants for such year; provided, however, that in no event shall the amount so allocated to any participant's account exceed an amount equal to the product of a percentage elected in the Adoption Certificate which is not greater than the OASDI tax rate in effect on the first day of the plan year (5.7% with respect to plan years beginning in 1987 and 6.06% with respect to plan years beginning in 1988) multiplied by such participant's adjusted compensation. Any excess shall be allocated among all such participants' accounts in the ratio that each such participant's units for the plan year bear to the total units of all such participants for such year taking into account any amounts allocated for the plan year under
Section 6.2.1. For purposes hereof, units shall be credited to each participant as follows:

                                            6.2.2.4.1.1  The number of full
units for each full increment of covered compensation of such participant for such plan year designated in the Adoption Certificate; and

                                            6.2.2.4.1.2  The number of full
units for each full year of service with the Employer, any predecessor of the Employer or any Affiliate up to a maximum of 40 units designated in the Adoption Certificate. An "Affiliate" for purposes of this paragraph is an Affiliate as otherwise defined in the Plan, except that the common ownership test shall be based on a 50% test rather than an 80% test.

                                    6.2.2.4.2  For plan years beginning after
December 31, 1988:

                                            6.2.2.4.2.1  The base
contribution, reduced by that portion of the applicable contribution which is allocated pursuant to Section 6.2.1 and is attributable to base compensation, shall be allocated among all such participants' accounts in the ratio that each such participant's base compensation for the plan year bears to the total base compensation of all such participants for such year.

                                            6.2.2.4.2.2  The integrated
contribution, reduced by that portion of the applicable contribution which is allocated pursuant to Section 6.2.1 and is attributable to adjusted compensation, shall be allocated among all such participants' accounts in the ratio that each such participant's adjusted compensation for the plan year bears to the total adjusted compensation of all such participants for such year.

                                            6.2.2.4.2.3  Any excess remaining
after allocation of the base contribution and the integrated contribution under Sections 6.2.2.4.2.1 and 6.2.2.4.2.2, respectively, shall be allocated among all such participants' accounts in the ratio that each such participant's units for the plan year bear to the total units of all such participants for such year. For purposes hereof, units shall be credited to each participant in accordance with the provisions of Sections 6.2.2.4.1.1 and 6.2.2.4.1.2.

                  6.2.3 EFFECT OF SECTION 410(b) COVERAGE REQUIREMENTS. For any plan year beginning after December 31, 1989, in which the Plan fails to meet one of the minimum coverage tests under Code Section 410(b), the following steps shall be taken:

                           6.2.3.1  The Employer's Non-401(k) Contributions
and forfeitures otherwise allocated under Section 6.2.2 shall be allocated to the account of each participant who, if elected in the Adoption Certificate, is employed on the last day of the plan year, or terminated employment during such plan year on account of death, disability, early retirement (if the Adoption Certificate for this Plan provides for early retirement), or retirement at or after the normal retirement date in accordance with the formula set forth in Section 6.2.2.1, 6.2.2.2, 6.2.2.3 or 6.2.2.4, whichever is selected in the Adoption Certificate.

                           6.2.3.2  If, after application of Section 6.2.3.1,
the Plan still fails to meet one of the minimum coverage tests under Code
Section 410(b), the Employer's Non-401(k) Contributions and forfeitures shall be allocated to each participant who (i) completes more than 500 hours of service during the plan year, (ii) is employed on the last day of the plan year, or (iii) terminated employment during such plan year on account of death, disability, early retirement (if the Adoption Certificate for this Plan provides for early retirement), or retirement at or after the normal retirement date in accordance with the formula set forth in Section 6.2.2.1, 6.2.2.2, 6.2.2.3 or 6.2.2.4, whichever is selected in the Adoption Certificate.

                           6.2.3.3  If allocations have been completed
pursuant to Section 6.2.2, such additional allocation as may be required to be allocated under either Section 6.2.3.1 or Section 6.2.3.2 may be made in an appropriate manner determined by the Employer, including but not limited to the application of forfeitures, income of the fund and/or the contribution of an additional amount necessary to make such allocation.

         6.3 EMPLOYER'S CASH OPTION CONTRIBUTION. The Employer's Cash Option Contribution shall be allocated to the 401(k) Contribution Account of each participant employed by such Employer in the same manner as set forth under Section 6.2.2.1.

         6.4 SALARY DEFERRAL CONTRIBUTIONS. Salary Deferral Contributions for the plan year (increased by any earnings or increments thereon and decreased by any losses with respect thereto while such contributions are held in a segregated fund or funds) shall be credited to the participant's 401(k) Contribution Account as of the date on which such contribution is made to the Fund but not commingled for investment until a subsequent valuation date selected by the designated Employer which is not later than the next annual valuation date.

         6.5 EMPLOYER'S 401(k) REMEDIAL CONTRIBUTION. The Employer's 401(k) Remedial Contribution shall be allocated to the 401(k) Contribution Accounts of all participants employed by such Employer other than highly compensated employees who received an allocation of the Employer's Cash Option Contribution for the plan year or on whose behalf the Employer made Salary Deferral Contributions to the Plan for the plan year in the ratio that each such participant's Cash Option Contribution allocation and Salary Deferral Contributions for the year bear to the Cash Option Contribution allocations and Salary Deferral Contributions for all such participants.

         6.6 EMPLOYER'S MATCHING CONTRIBUTION. The Employer's Matching Contribution for each participant employed by such Employer for the plan year, as determined under Section 4.5, shall be allocated as of the last day of such plan year to the participant's Matching Contribution Account.

         6.7 CODE SECTION 415 LIMITATIONS ON ALLOCATION OF CONTRIBUTIONS AND FORFEITURES. No contributions or forfeitures shall be allocated to a participant's account under the Plan for any limitation year either in excess of an amount which, when expressed as an annual addition to the participant's account, is equal to the lesser of (i) the greater of $30,000 and 25% of the dollar limitation applicable to defined benefit plans in effect under Code
Section 415(b)(1)(A) for the limitation year, and (ii) 25% of the participant's compensation for the limitation year, or in excess of an amount which would cause the sum of the defined benefit and defined contribution fractions described below to equal 1.0. For purposes hereof, the limitation year shall be considered to be the plan year and the participant's compensation shall be compensation as defined in Section 2.6.10, but including compensation (as so defined but without regard to the requirement that it be paid or made available by the Employer) from all Affiliates. This section shall be implemented as follows:

                  6.7.1 GENERAL RULE. "Annual addition" shall mean the sum for any limitation year of the following amounts as determined on an aggregate basis for this Plan and each other defined contribution plan of the Employer or any Affiliates in which the participant participates:

                           6.7.1.1  Employer contributions;

                           6.7.1.2  Such participant's employee
contributions, excluding from such employee contributions (i) any rollover or transfer contributions and (ii) any deductible employee contributions within the meaning of Code Section 72(o)(5) made for a taxable year of the participant beginning before January 1, 1987. Employee contributions shall be considered to be made for a plan year if such contributions are actually made during the plan year or within 30 days after the close of such plan year;

                           6.7.1.3  Forfeitures; and

                           6.7.1.4  Amounts described in Code Sections 415(l)(1)
and 419A(d)(2); provided, however, that the limitation described in clause (ii) of Section 6.7 shall not apply with respect to such amounts.

                  The annual addition for any limitation year beginning before January 1, 1987, shall not be recomputed to treat all employee contributions as part of the annual addition for any such year.

                  6.7.2 MULTIPLE DEFINED CONTRIBUTION PLANS. In the event that the annual additions which would otherwise be made to the participant's accounts under all defined contribution plans of the Employer and Affiliates for any limitation year exceed the limitations set forth herein, the excess annual addition shall be attributable first to this Plan and the Employer shall take such steps with respect to this Plan as may be required so that no excess annual addition is made.

                  6.7.3 DEFINED BENEFIT AND DEFINED CONTRIBUTION PLANS. In the event a participant is or has been a participant under any defined benefit plan(s) maintained by the Employer or an Affiliate, then the sum of such participant's defined benefit plan fraction and defined contribution plan fraction, as determined pursuant to Code Section 415 (as modified by Code Section 416(h) to the extent applicable) and the regulations promulgated thereunder, for any limitation year may not exceed 1.0.

                           6.7.3.1  DEFINED BENEFIT PLAN FRACTION.  The
defined benefit plan fraction for any limitation year is a fraction, the numerator of which is the sum of the projected annual benefits of the participant under all such defined benefit plans determined as of the last day of such limitation year and the denominator of which is the lesser of:

                                    6.7.3.1.1  The product of 1.25 (reduced
to 1.0 for each plan year that the plan is a super top-heavy plan as herein defined) multiplied by the greatest of (i) the dollar limitation in effect under Code Section 415(b)(1)(A) for such limitation year, (ii) in the case of an individual who was a participant prior to January 1, 1983, in one or more such defined benefit plans which were in existence on July 1, 1982 (or, in the case of a master or prototype plan with an opinion letter issued before January 1, 1983, which was adopted on or before September 30, 1983), and which individually and in the aggregate satisfied the requirements of Code
Section 415 as in effect for all limitation years beginning before January 1, 1983, such participant's accrued benefit as of the later of September 30, 1983, and the close of the last limitation year beginning before January 1, 1983, when expressed as an annual benefit within the meaning of Code
Section 415(b)(2) (but without regard to any change in the terms and conditions of the plan which occurred after July 1, 1982), and (iii) in the case of an individual who was a participant as of the first day of the first limitation year beginning after December 31, 1986, in one or more such defined benefit plans which were in existence on May 6, 1986, and which individually and in the aggregate satisfied the requirements of Code
Section 415 as in effect for all limitation years beginning before January 1, 1987, such participant's accrued benefit as of the close of the last limitation year beginning before January 1, 1987, when expressed as an annual benefit within the meaning of Code Section 415(b)(2) (but without regard to any change in the terms and conditions of the plan occurring after May 5,
1986); and

                                    6.7.3.1.2  The product of 1.4 multiplied
by the amount which may be taken into account under Code Section 415(b)(1)(B) with respect to such participant for such limitation year.

                           For purposes hereof, a defined benefit plan is any
plan which is not a defined contribution plan.

                           6.7.3.2   DEFINED CONTRIBUTION PLAN FRACTION.  The
defined contribution plan fraction for any limitation year is a fraction, the numerator of which is the sum of the annual additions to the participant's account as of the last day of the plan year and the denominator of which is the sum of the lesser of (i) and (ii) for such limitation year and for each prior year of service with the Employer or an Affiliate (regardless of whether any such defined contribution plan was in existence during such prior years of service), where (i) is the product of 1.25 (reduced to 1.0 for each plan year that the plan is a super top-heavy plan as herein defined) multiplied by the dollar limitation in effect under Code Section 415(c)(1)(A) for such limitation year (determined without regard to Code Section 415(c)(6)), and (ii) is the product of 1.4 multiplied by the amount which may be taken into account under Code Section 415(c)(1)(B) with respect to such participant under the plan for such limitation year. The Plan Administrator may, in calculating the defined contribution plan fraction, elect to apply the transitional rule provided in Code Section 415(e)(6). In addition, if this Plan and all other pension, profit sharing or stock bonus plan(s) qualified under Code Section 401 and maintained by the Employer or an Affiliate satisfied the requirements of Code Section 415 for the last limitation year beginning before January 1, 1987, an amount shall be subtracted from the numerator of the defined contribution plan fraction (not exceeding such numerator) so that the sum of the defined benefit plan fraction and the defined contribution plan fraction does not exceed 1.0 for such limitation year (determined as if the rules set forth under Section 6.7 were in effect for such year). Such amount shall be equal to the product of (i) the sum of the defined contribution fraction plus the defined benefit fraction as of the last day of the last limitation year ending on or after December 31, 1986, minus one, multiplied by (ii) the denominator of the defined contribution fraction as of such date. For purposes hereof, a defined contribution plan is a plan which provides for an individual account for each participant and for benefits based solely upon the amount contributed to the participant's account and any income, expenses, gains, losses and forfeitures which may be allocated to such participant's account.

                           6.7.3.3   ADJUSTMENTS.  In the event that the sum
of a participant's defined contribution plan fraction and defined benefit plan fraction would otherwise exceed 1.0 for any limitation year, then the benefit which would otherwise be projected or accrued with respect to such participant under any applicable defined benefit plan shall be adjusted or considered not to have accrued, as the case may be, and will be limited to the extent necessary so that the sum does not exceed 1.0. If, after all such adjustments, the sum of the fractions would still exceed 1.0, then the annual additions which would otherwise be made under all applicable defined contribution plans for such participant shall be adjusted as herein provided, to the extent necessary, so that the sum of such fractions does not exceed 1.0.

                  6.7.4 CHANGE OF LIMITATION YEAR. In the event that the limitation year is changed, as the result of a change in the plan year or otherwise, the new limitation year must begin on a day within the current limitation year during which such change becomes effective. The limitations under Section 6.7 shall be separately applied to the short limitation year resulting from such change which begins on the first day of the current limitation year and ends on the day before the day the new limitation year begins. The dollar limitation under clause (i) of the first sentence of
Section 6.7 shall be determined for such short limitation year by multiplying
(a) such dollar limitation in effect for the calendar year during which such short limitation year ends, by (b) a fraction, the numerator of which is the number of months (and fractions thereof) in such short limitation year and the denominator of which is 12.

         6.8 DUTIES OF DESIGNATED EMPLOYER REGARDING LIMITATIONS. If the allocation which would otherwise be made to the accounts of a participant exceeds the limitations of Code Section 415 as set forth hereinabove (such excess hereinafter referred to as an "excess amount"), the designated Employer shall take as many of the following steps as necessary in the order listed:

                  6.8.1 RETURN OF NONDEDUCTIBLE EMPLOYEE CONTRIBUTIONS. Return to the participant that portion of such participant's Nondeductible Employee Contributions which contributes to the excess amount and, to the extent income and gains have been allocated thereon, such income and gains.

                  6.8.2 RETURN OF SALARY DEFERRAL CONTRIBUTIONS. To the extent permitted by applicable provisions of the Code or the regulations, revenue rulings, notices or other documents of general applicability promulgated thereunder, that portion of the Salary Deferral Contributions made on behalf of the participant for the plan year which contributes to the excess shall be returned to the participant, together with income or gains allocated thereon, after deduction of income and any employee taxes with respect thereto.

                  6.8.3 DISPOSITION OF EMPLOYER CONTRIBUTIONS AND FORFEITURES. Thereafter, if necessary after considering any actions taken in connection with other qualified plans maintained by the Employer or an Affiliate, Employer contributions (other than Salary Deferral Contributions) and forfeitures in the remaining excess amount shall be treated as follows:

                           6.8.3.1   RETENTION IN PARTICIPANT ACCOUNT OR
CREATION OF SUSPENSE ACCOUNT. If the excess amount would result from the allocation of forfeitures, a reasonable error in estimating the participant's compensation, a reasonable error in determining the amount of elective contributions (as defined in Section 4.3.1.1) that may be made with respect to any participant under the limits of Code Section 415 or from such other circumstances as the Commissioner of Internal Revenue may permit, the excess amount will be held in the participant's account in the Plan and used to reduce the amount of Employer contributions and forfeitures otherwise allocable to such participant for the next plan year and, if necessary, succeeding plan years; provided, however, that if for any such succeeding plan year the participant is not entitled to share in an allocation of the Employer's contribution and there is any remaining excess amount which has not been used to reduce the Employer's contributions and forfeitures, then any remaining excess amount shall be held unallocated in a suspense account and allocated and reallocated in the succeeding plan year or years to the accounts of all of the remaining participants employed by the Employer in the same manner and subject to the same restrictions as Employer contributions. The Employer's contribution for such a succeeding plan year shall be reduced by the excess amount which is allocated from the suspense account to Plan participants for such year, and all amounts in the suspense account must be allocated to participants' accounts before any Employer contributions which would otherwise constitute annual additions may be made to such accounts. If a suspense account is created hereunder, amounts held in such account shall not be credited with investment earnings or gains nor charged with investment losses. Upon termination of the Plan, amounts credited to a suspense account created hereunder which have not been allocated and reallocated to participants' accounts as of the date of Plan termination shall be returned to the Employer.

                           6.8.3.2  REALLOCATION TO REMAINING PARTICIPANTS.
In the event that the provisions of Section 6.8.3.1 hereof are not applicable, the excess amount shall be allocated and reallocated to the accounts of the remaining participants employed by the Employer in the same manner and subject to the same restrictions as Employer contributions. Any remaining excess amounts shall be held in a suspense account and allocated in accordance with the provisions of Section 6.8.3.1 hereof relating to suspense accounts.

                           6.8.3.3  RETURN TO EMPLOYER.  Notwithstanding the
provisions of Sections 6.8.3.1 and 6.8.3.2 hereof, any excess amounts subject to Section 6.8.3 which are not attributable to forfeitures may be returned to the Employer upon its demand pursuant to other provisions of this Plan relating to the return of the Employer's contribution in certain circumstances, to the extent such provisions are deemed applicable.

                                  ARTICLE 7.
                                   BENEFITS

         7.1 VESTING, VALUATION AND DISTRIBUTION OF A PARTICIPANT'S NON-401(K) CONTRIBUTION ACCOUNT AND MATCHING CONTRIBUTION ACCOUNT.

                  7.1.1  RETIREMENT, DISABILITY AND DEATH.

                          7.1.1.1  VESTING.  In the event of the occurrence
of one or more of the following events of maturity:

                                    7.1.1.1.1  A participant's attainment of
the normal retirement date prior to such participant's termination of employment;

                                    7.1.1.1.2  If an early retirement date
has been elected in the Adoption Certificate, a participant's termination of employment on or after attainment of such early retirement date;

                                    7.1.1.1.3  A participant's termination of
employment on account of disability; or

                                    7.1.1.1.4  A participant's death prior to
such participant's termination of employment for any other reason; such participant's Non-401(k) Contribution Account and Matching Contribution Account shall be fully vested and nonforfeitable.

                           7.1.1.2  DISTRIBUTION TO THE PARTICIPANT.  If such
participant's employment terminates upon or after an event described in Sections 7.1.1.1.1 through 7.1.1.1.3, distribution of such participant's beneficial interest in his or her Non-401(k) Contribution Account and Matching Contribution Account shall be made or commence in a form determined under and complying with Section 7.5 on, or as soon as administratively feasible after, the valuation date coinciding with or immediately following the date of the occurrence of the applicable event described therein; provided, however, that except as otherwise set forth in this Section 7.1.1.2, such distribution shall be made or commence prior to the later of attainment of age 62 and the normal retirement date only if such participant files a written election with the designated Employer which is made (i) within 90 days before the annuity starting date, (ii) after a notice has been delivered to the participant, during the period beginning 90 days prior to the annuity starting date and ending 30 days prior thereto, generally describing the material features and explaining the relative values of the forms of benefit under the Plan, and informing the participant of his or her right to defer distribution, all in accordance with Code Section 411(a)(11) and the regulations promulgated thereunder, and (iii) in the event that distribution is to be made to a participant to whom the provisions of Section 7.5.8 apply, in any form other than a qualified joint and survivor annuity, with the written consent of the participant's spouse; and, provided further, that in the event the participant's beneficial interest does not, as of any valuation date coinciding with or subsequent to such termination but prior to the commencement of distribution under this Section 7.1.1.2 (and at the time of any prior distribution did not), exceed $3,500, distribution of such participant's beneficial interest shall be made in a lump sum on, or as soon as administratively feasible after, such valuation date without regard to whether such participant has made any such election; and, provided further, that in the case of a participant whose Non-401(k) Contribution Account and/or Matching Contribution Account have been segregated in whole or in part pursuant to Section 12.4.3 or Section 12.4.4, distribution of such segregated account shall be made or commence on, or as soon as administratively feasible after, the date of the occurrence of the applicable event described in Sections 7.1.1.1.1 through 7.1.1.1.3, provided that the remaining conditions set forth in this Section 7.1.1.2 have been satisfied. In no event shall distribution be made or commence later than the sixtieth day after the close of the plan year in which the participant terminates employment upon or after an event described in Sections 7.1.1.1.1 through 7.1.1.1.3 unless, in the case of a participant whose beneficial interest exceeds (or at the time of any prior distribution exceeded) $3,500, the participant elects otherwise. To be effective, such election must be in writing, signed by the participant, filed with the Plan Administrator at least 30 days prior to the date payment is otherwise to commence, and in compliance with the restrictions with respect to the maximum age at which and the maximum period over which payment may be made set forth in Sections 7.5.2, 7.5.3 and 7.5.4. The participant shall be considered to have so elected to defer the distribution of his or her benefit without filing such written election if the participant's employment terminates prior to the later of attainment of age 62 and the normal retirement date and the participant does not make a valid election under this Section 7.1.1.2 to receive his or her beneficial interest. If the participant remains employed by an Employer after the normal retirement date, distribution shall not commence in any case until the participant's employment terminates, unless the participant elects in writing to have distribution commence at an earlier date (in accordance with the provisions hereof relating to distribution prior to the later of attainment of age 62 and the normal retirement date, if applicable), or the provisions of the Plan require an earlier commencement.

                           Under no circumstances shall distribution to the
participant of the participant's beneficial interest, either directly from the Plan or under an annuity or insurance policy, be made or commence later than the later of the required beginning date and the date elected under
Section 7.5.6.

                  7.1.2  TERMINATION OF PLAN.

                           7.1.2.1  VESTING.  Upon the termination of the
Plan by the designated Employer (whether or not the Fund is terminated and its assets distributed) or the complete discontinuance of contributions to the Fund, a participant's Non-401(k) Contribution Account and Matching Contribution Account shall be fully vested and nonforfeitable. If the Plan is replaced by or otherwise continued in the form of another comparable plan which is qualified under Code Section 401, then this Plan may not be considered terminated for purposes of determining whether full vesting is required.

                           7.1.2.2  DISTRIBUTION.  In the event of termination
of the Plan by the designated Employer, distribution of each participant's beneficial interest shall be made in the manner and at the time as the document terminating the Plan shall provide, but in accordance with the rules set forth in other provisions of this Article 7 with respect to the maximum age at which and the maximum period over which payment may be made (and, in the case of a Plan described in Section 7.4, the rules set forth in
Section 7.4.1).

                  7.1.3 PARTIAL TERMINATION OF PLAN. Upon a partial termination of the Plan with respect to a participant, such participant's Non-401(k) Contribution Account and Matching Contribution Account, determined as of the date of partial termination, shall be fully vested and nonforfeitable. Distribution of such participant's beneficial interest under the partially terminated Plan shall be made at the time and in the manner as otherwise provided for under the applicable provisions of the Plan.

                  7.1.4 VESTING IN ABSENCE OF EVENT OF MATURITY; DISTRIBUTION UPON OTHER TERMINATIONS OF EMPLOYMENT.

                           7.1.4.1  VESTING.  At any time prior to the
occurrence of any of the events of maturity requiring full vesting described in the preceding provisions of Article 7, a participant's Non-401(k) Contribution Account and Matching Contribution Account shall be vested in such participant in accordance with one of the following schedules selected in the Adoption Certificate with respect to each such account (either the same or different schedules may be selected for each such account):

                                    7.1.4.1.1  Immediate full vesting.

                                    7.1.4.1.2  Vesting in accordance with a
schedule which complies with the provisions of Section 8.2 applicable to top-heavy plans.

                                    7.1.4.1.3  Vesting in accordance with the
following table or any other schedule which provides for at least as great a percentage of interest vested for each year of service as provided in the following table:


                                                         Percentage of
            Years of Service                            Interest Vested
            ----------------                            ---------------
            Less than 3 years                                   0%
            3 years but less than 4 years                      20%
            4 years but less than 5 years                      40%
            5 years but less than 6 years                      60%
            6 years but less than 7 years                      80%
            7 years or more                                   100%



                                    7.1.4.1.4  Vesting in accordance with the
following table (but only with respect to plan years beginning prior to January 1, 1989):


                                                         Percentage of
            Years of Service                            Interest Vested
            ----------------                            ---------------
            Less than 4 years                                   0%
            4 years but less than 5 years                      40%
            5 years but less than 6 years                      45%
            6 years but less than 7 years                      50%
            7 years but less than 8 years                      60%
            8 years but less than 9 years                      70%
            9 years but less than 10 years                     80%
            10 years but less than 11 years                    90%
            11 years or more                                  100%


                                    7.1.4.1.5  Vesting in accordance with any
other schedule adopted in the Adoption Certificate which provides for a 100% vested interest after completion of not more than ten years of service (reduced to five years of service for plan years beginning after December 31, 1988).

                           Provided, however, that if this is a restated
Plan, the participant's percentage of interest vested shall not be less than it was as of the later of the effective date of the restatement and the date the restated Plan is adopted.

                           7.1.4.2  DETERMINATION OF BENEFICIAL INTEREST AND
FORFEITURE OF UNVESTED PORTION OF ACCOUNTS. The value of the participant's beneficial interest in such participant's Non-401(k) Contribution Account and Matching Contribution Account shall be determined by multiplying the participant's percentage vested interest in each such account by the full value of each such account as of the valuation date coinciding with or immediately preceding the date on which distribution is to be made, but no later than the valuation date on which the participant has incurred five consecutive one-year breaks in service. In the case of a participant whose percentage of interest vested is less than 100%, the unvested portion of each such account shall be forfeited as follows:

                                    7.1.4.2.1  FIVE-YEAR RULE. Except as
otherwise provided in Section 7.1.4.2.2:

                                            7.1.4.2.1.1  In the event that no
portion of the participant's Non-401(k) Contribution Account or Matching Contribution Account, as the case may be, is distributed prior to the valuation date on which the participant has incurred five consecutive one-year breaks in service, the unvested portion of the participant's Non-401(k) Contribution Account and/or Matching Contribution Account shall be forfeited as of the annual valuation date coinciding with the date on which the participant has incurred five consecutive one-year breaks in service and as of which the participant is not employed by the Employer or an Affiliate (hereinafter the "relevant time").

                                            7.1.4.2.1.2  In the event that
any portion of the participant's vested Non-401(k) Contribution Account or Matching Contribution Account, as the case may be, is distributed prior to the valuation date on which the participant has incurred five consecutive one-year breaks in service (including distributions authorized under the Plan prior to a participant's termination of employment), the remaining portion of such Non-401(k) Contribution Account or Matching Contribution Account shall be held in a separate Non-401(k) Contribution Account or Matching Contribution Account for the participant until the relevant time, when the unvested portion of such separate Non-401(k) Contribution Account or Matching Contribution Account shall be forfeited. At any time prior to the relevant time, the participant's vested interest in such separate Non-401(k) Contribution Account or Matching Contribution Account shall be determined by the following formula:

                           Beneficial Interest = P[AB + (R x D)] - (R x D)

For purposes of this formula, the letters contained therein mean:

                           P    -    Percentage vested at the determination date

                           AB   -    Balance in such separate Non-401(k)
                                     Contribution Account or Matching
                                     Contribution Account at the determination date

                           D    -    Amount of the distribution

                           R    -    Ratio of the account balance at the
                                     determination date to the balance in such separate Non-401(k) Contribution Account or
                                     Matching Contribution Account after
                                     distribution

                                    7.1.4.2.2  CASH-OUT RULE.  If elected in
the Adoption Certificate, the provisions of this Section 7.1.4.2.2 shall apply with respect to any participant who has no beneficial interest in his or her accounts at the time of termination of employment or receives a distribution of his or her entire beneficial interest on account of termination of participation in the Plan prior to incurring five consecutive one-year breaks in service. The unvested portion of any such participant's Non-401(k) Contribution Account and Matching Contribution Account shall be forfeited (i) in the case of a participant who has no beneficial interest in his or her accounts, as of the date of termination of employment, or (ii) in the case of a participant who receives a distribution of his or her entire beneficial interest, as of the date of such distribution. With respect to a participant whose unvested account balance was forfeited under clause (i) of the preceding sentence, if such participant resumes employment with an Employer or Affiliate before the date the participant incurs five consecutive one-year breaks in service, upon such reemployment the unvested portion of the participant's Non-401(k) Contribution Account and Matching Contribution Account previously forfeited will be restored to such participant's Non-401(k) Contribution Account and Matching Contribution Account, respectively, without regard to subsequent gains or losses experienced by the Fund. With respect to a participant whose unvested account balance was forfeited under clause (ii) of the second sentence of this Section 7.1.4.2.2, if such participant resumes employment with an Employer or Affiliate and pays to the Fund the full amount of his or her distribution from the Non-401(k) Contribution Account and/or the Matching Contribution Account, if any, on or before the earlier of five years after the first date on which the participant is subsequently reemployed by such Employer or Affiliate and the date on which such participant incurs five consecutive one-year breaks in service commencing after the date of such distribution, the unvested portion of the participant's Non-401(k) Contribution Account and Matching Contribution Account previously forfeited will be restored to such participant's Non-401(k) Contribution Account and Matching Contribution Account, respectively, without regard to subsequent gains or losses experienced by the Fund. Such restorations shall be made in an appropriate manner determined by the Employer that made the contribution which was forfeited hereunder, including but not limited to the application of forfeitures, income of the Fund and/or the Employer's Non-401(k) Contribution for the plan year, if any, for such purpose, or the contribution of an additional amount necessary to make such restoration.

                           7.1.4.3  SPECIAL RULE FOR MATCHING CONTRIBUTIONS.
Any Matching Contributions made with respect to that portion of a participant's Salary Deferral Contributions which are treated as excess 401(k) contributions or as excess deferrals allocated to this Plan shall be forfeited as of the annual valuation date for the plan year:

                                    7.1.4.3.1  With respect to which any such
excess 401(k) contributions are made; and

                                    7.1.4.3.2  During which the calendar year
with respect to which such excess deferrals are allocated to the Plan ended.

                           7.1.4.4  TREATMENT OF FORFEITURES.  Any forfeitures
for any plan year under Section 7.1.4.2.1, Section 7.1.4.2.2 or Section 7.1.4.3 shall be treated as follows:

                                    7.1.4.4.1  ALLOCATION WITH NON-401(k)
CONTRIBUTION. Except as otherwise provided in Section 7.1.4.4.2, such forfeitures shall be allocated as of the annual valuation date for such plan year, in accordance with the applicable provisions of Section 6.2, among the Non-401(k) Contribution Accounts of the participants employed during such plan year by the Employer whose contributions were allocated to the account which is forfeited hereunder.

                                    7.1.4.4.2  REDUCTION OF MATCHING
CONTRIBUTION. If elected in the Adoption Certificate, any such forfeitures shall first be applied to reduce the Matching Contribution for the plan year of the Employer whose contributions were allocated to the account which is forfeited hereunder, and shall be allocated as of the applicable annual valuation date among the Matching Contribution Accounts of the participants employed during such plan year by such Employer who are entitled to share in such Matching Contribution in accordance with the provisions of Section 6.6. Any forfeitures remaining thereafter shall be allocated in accordance with the provisions of Section 7.1.4.4.1.

                           7.1.4.5  DISTRIBUTION.  Distribution of a
participant's beneficial interest shall be made or commence in a form determined under and complying with Section 7.5 at such time as shall be determined in accordance with whichever of the following is elected in the Adoption Certificate:

                                    7.1.4.5.1  At the same time and in the
same manner as provided in Section 7.1.1.2 following the participant's attainment of the normal retirement date; provided, however, that the participant may elect to have the distribution of such beneficial interest be made or commence on, or as soon as administratively feasible after, the valuation date coinciding with or immediately following the early retirement date; or

                                    7.1.4.5.2  On, or as soon as
administratively feasible after, the valuation date coinciding with or immediately following the participant's termination of employment; provided, however, that except as otherwise set forth in Section 7.1.4.5, such distribution shall be made or commence prior to the later of attainment of age 62 and the normal retirement date only if such participant files a written election with the designated Employer which is made (i) within 90 days before the annuity starting date, (ii) after a notice has been delivered to the participant, during the period beginning 90 days prior to the annuity starting date and ending 30 days prior thereto, generally describing the material features and explaining the relative values of the forms of benefit under the Plan, and informing the participant of his or her right to defer distribution, all in accordance with Code Section 411(a)(11) and the regulations promulgated thereunder, and (iii) in the event that distribution is to be made to a participant to whom the provisions of Section 7.5.8 apply, in any form other than a qualified joint and survivor annuity, with the written consent of the participant's spouse; and, provided further, that distribution pursuant to this Section 7.1.4.5.2 shall be subject to and conditioned upon satisfaction of such objective criteria not within the discretion of the Employer, if any, which are set forth in the Adoption Certificate; and, provided further, that distribution under this
Section 7.1.4.5.2 shall not be made or commence later than the date determined in accordance with the provisions of Section 7.1.1.2 following the participant's attainment of the normal retirement date; and, provided further, that in the case of a participant whose Non-401(k) and/or Matching Contribution Account have been segregated in whole or in part pursuant to
Section 12.4.3 or Section 12.4.4, distribution of such segregated account shall be made or commence on, or as soon as administratively feasible after, the date of the participant's termination of employment, provided that the other conditions set forth in this Section 7.1.4.5.2 have been satisfied.

                           Notwithstanding the foregoing, in the event the
participant's beneficial interest does not, as of any valuation date coinciding with or subsequent to termination of employment but prior to the commencement of distribution under this Section 7.1.4.5 (and at the time of any prior distribution did not), exceed $3,500, distribution of such participant's beneficial interest shall be made in a lump sum on, or as soon as administratively feasible after, such valuation date without regard to whether such participant has made any such election.

         7.2  NONDEDUCTIBLE EMPLOYEE CONTRIBUTION ACCOUNT.

                  7.2.1 VESTING AND DISTRIBUTION. A participant's Nondeductible Employee Contribution Account shall be fully vested at all times. Subject to the provisions of Section 7.2.2 hereof, distribution of such participant's beneficial interest in his or her Nondeductible Employee Contribution Account shall be made at the same time and in the same manner as such participant's Non-401(k) Contribution Account and Matching Contribution Account.

                  7.2.2 WITHDRAWALS. Notwithstanding any other provision of the Plan to the contrary, a participant who has made Nondeductible Employee Contributions to the Fund shall be entitled to make withdrawals from his or her Nondeductible Employee Contribution Account as of any Plan valuation date or, if the withdrawal is from a segregated account, any other date. Such withdrawals shall be made only upon written request to the designated Employer which is given by the participant at least 30 days prior to such date and which is in compliance with the requirements for distributions prior to the later of attainment of age 62 and the normal retirement date set forth in Section 7.1.1.2, if applicable. Further, in the case of a participant to whom the provisions of Section 7.5.8 apply, such withdrawals shall at all times be made in the form of a qualified joint and survivor annuity unless the participant's written request complies with the spousal consent requirements of Section 7.5.8.2. Such withdrawals shall be paid over to the participant as soon after the valuation date or other applicable date as the Funding Agent considers administratively feasible. The amount so withdrawn shall be the amount specified by the participant in the aforementioned written notice. In the event of such a withdrawal, the participant will not be eligible to make Nondeductible Employee Contributions until the plan year following the plan year during which such withdrawal is made. In the event that the participant's Nondeductible Employee Contribution Account has been subdivided into Subaccount I and Subaccount II, withdrawals under this
Section 7.2.2 shall be made first from the participant's Subaccount I, but not in excess of the amount of Nondeductible Employee Contributions credited thereto on December 31, 1986, then from the participant's Subaccount II so long as any amount is credited thereto, and finally from any amount remaining in the participant's Subaccount I.

         7.3 VESTING AND DISTRIBUTION OF 401(K) CONTRIBUTION ACCOUNT, ROLLOVER/TRANSFER ACCOUNT AND INSURANCE PROCEEDS ACCOUNT. A participant's 401(k) Contribution Account, Rollover/Transfer Account and Insurance Proceeds Account shall be fully vested at all times. Subject to the provisions of
Section 7.4, distribution of such participant's beneficial interest in such accounts shall be made at the same time and in the same manner as such participant's Non-401(k) Contribution Account and Matching Contribution Account. Notwithstanding the foregoing, to the extent permitted under applicable law and regulations, a participant shall be entitled to make withdrawals from his or her Rollover/Transfer Account (other than any portion thereof attributable to elective contributions, qualified nonelective contributions and/or qualified matching contributions, within the meaning of Code Section 401(k) and the regulations promulgated thereunder, transferred from another plan) in the manner, and in accordance with the procedures, described in Section 7.2.2.


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

         7.4 SPECIAL RULES FOR PLANS WITH 401(K) CONTRIBUTION ACCOUNTS. Notwithstanding any other provisions hereof, in the event the Plan has amounts credited to any participant's 401(k) Contribution Account (or to any participant's Rollover/Transfer Account consisting of elective contributions, qualified nonelective contributions and/or qualified matching contributions, within the meaning of Code Section 401(k) and the regulations promulgated thereunder, transferred from another plan), then effective as of the later of January 1, 1985, and the effective date of this Plan, the participant's beneficial interest in any such account (and the participant's Non-401(k) Contribution Account and/or Matching Contribution Account if such accounts are applicable contribution accounts under Section 4.4.4.4.2) may be distributed under the following circumstances:

                  7.4.1 TERMINATION OF PLAN. With respect to distributions after October 16, 1987, upon termination of the Plan without the establishment or maintenance of another defined contribution plan (other than an employee stock ownership plan as defined in Code Section 4975(e) or a simplified employee pension as defined in Code Section 408(k)); provided, however, that if fewer than 2% of the employees who are eligible under this Plan at the time of its termination are or were eligible under another defined contribution plan at any time during the 24-month period beginning
12 months before the time of the termination, the other defined contribution plan is not a successor plan; and, provided further, that a plan is a successor plan only if it exists at the time of such termination or within the period ending 12 months after the distribution of all assets.

                  7.4.2 SALE OF ASSETS. Upon the disposition by an Employer which is a corporation of substantially all the assets (within the meaning of Code Section 409(d)(2)) used by such Employer in a trade or business in which the participant is employed to a corporation which is not an Affiliate; provided, however, that this Section 7.4.2 shall apply only with respect to a participant who continues employment with the corporation acquiring such assets, and only in the event that the Employer continues to maintain this Plan, the purchaser does not adopt or otherwise maintain this Plan after the disposition and none of the assets or liabilities of this Plan are merged with, consolidated with or transferred to a plan maintained by the purchaser. For purposes of this Section 7.4.2, a sale of 85% or more of the assets used in a trade or business shall be deemed a sale of substantially all the assets used in such trade or business.

                  7.4.3 SALE OF SUBSIDIARY. Upon the disposition by an Employer which is a corporation of such Employer's interest in a subsidiary (within the meaning of Code Section 409(d)(3)) by which the participant is employed to an entity which is not an Affiliate and does not maintain this Plan; provided, however, that this Section 7.4.3 shall apply only with respect to a participant who continues employment with such subsidiary, and only in the event that the Employer continues to maintain this Plan, the purchaser does not adopt or otherwise maintain this Plan after the disposition and none of the assets or liabilities of this Plan are merged with, consolidated with or transferred to a plan maintained by the purchaser.

         Distributions under this Section 7.4 shall be made as soon as administratively feasible after the occurrence of an event described in Sections 7.4.1 through 7.4.3 and, with respect to distributions after March 31, 1988, such distributions shall be made in the form of a lump sum within the meaning of Code Section 402(e)(4) (without regard to clauses (i), (ii), (iii) and (iv) of subparagraph (A), subparagraph (B) or subparagraph (H) thereof).

         7.5 METHODS OF DISTRIBUTION OF ACCOUNTS TO PARTICIPANT. Except as otherwise provided in Section 7.5.8, distribution of a participant's beneficial interest shall be made to the participant or to the trustee or custodian of an employees' trust qualified under Code Section 401(a), as the case may be, in cash or in kind, under the method of settlement set forth in
Section 7.5.1 or, if elected in the Adoption Certificate, one of the methods of settlement set forth in Sections 7.5.2. and 7.5.3, as selected by the participant; provided, however, that if this Plan is a restatement of a prior plan instrument under which participants could elect to receive distributions in the form of installments or an insurance policy, participants who had amounts credited to their accounts as of the later of the effective date of such restatement and the date this restated Plan is adopted shall be entitled to select one of the methods of settlement set forth in Sections 7.5.2 and
7.5.3 without regard to whether such option has been elected in the Adoption Certificate; and, provided further, that in the event a participant's beneficial interest does not, as of the valuation date coinciding with or immediately preceding the date on which distribution hereunder is to be made or commence (and at the time of any prior distribution did not), exceed $3,500, such beneficial interest shall be distributed in a lump sum pursuant to Section 7.5.1 without regard to any other provisions of the Plan or any election by the participant.

                  7.5.1 LUMP SUM. By payment in a lump sum. Payment shall be made to the participant unless the participant files a written direction with the designated Employer to transfer all or part of the participant's beneficial interest directly to the trustee or custodian of an employees' trust which is qualified under Code Section 401(a) and which permits such direct transfer.

                  7.5.2 INSTALLMENTS. By payment to the participant in installments over a period beginning not later than the required beginning date and not extending beyond the life expectancy of the participant or the joint life and last survivor expectancy of such participant and such participant's designated beneficiary determined on the basis of the participant's attained age (and the designated beneficiary's attained age) as of the participant's birthday (and the designated beneficiary's birthday) in


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

the calendar year immediately preceding the participant's required beginning date (the "first distribution year"); provided, however, that the life expectancy of the participant and of his or her spouse (if the spouse is the designated beneficiary) shall be redetermined annually, unless otherwise irrevocably elected by the participant no later than the required beginning date; and, provided further, that the joint life and last survivor expectancy of the participant and a designated beneficiary other than the participant's spouse shall be determined for each calendar year after the first distribution year in accordance with regulations prescribed by the Secretary of the Treasury under Code Section 401(a)(9). Life expectancy and joint life and last survivor expectancy shall be determined by use of the expected return multiples in Tables V and VI of Treas. Reg. Sections 1.72-9. The amount which shall be distributed under this Section 7.5.2 for the first distribution year and each subsequent calendar year shall not be less than an amount equal to the quotient obtained by dividing the balance in the participant's accounts (including any unvested portion thereof) as of the last valuation date in the calendar year immediately preceding the year for which the distribution is to be made, adjusted as provided in regulations prescribed by the Secretary of the Treasury under Code Section 401(a)(9), by the life expectancy of the participant or the joint life and last survivor expectancy of the participant and his or her designated beneficiary, as the case may be, as determined pursuant to the preceding provisions of this
Section 7.5.2; provided, however, that if the vested portion of the participant's account balance is less than the amount to be distributed hereunder for any year, only such vested portion, if any, shall be distributed for such year; and, provided further, that for any year in which an unvested portion of the participant's account balance becomes vested, an additional amount shall be distributed for such year which is equal to the lesser of (i) the participant's vested account balance, and (ii) the sum of the amounts not distributed in prior years because the participant's vested account balance was less than the minimum required distribution. The amount to be distributed for the first distribution year shall be distributed not later than the required beginning date, and the amount to be distributed for each subsequent calendar year shall be distributed not later than December 31 of such year.

                  7.5.3 INSURANCE POLICY. By distribution of an insurance policy purchased from a legal reserve life insurance company selected by the designated Employer which provides for payment in installments over a period beginning not later than the required beginning date and not extending beyond the life expectancy of the participant or the joint life and last survivor expectancy of such participant and such participant's designated beneficiary. Life expectancy and joint life and last survivor expectancy shall be determined as provided in Section 7.5.2; provided, however, that if payment under such an insurance policy irrevocably (except for acceleration) commences prior to the participant's required beginning date, the life expectancy of the participant or the joint life and last survivor expectancy of such participant and such participant's designated beneficiary shall be determined on the basis of the participant's attained age (and the designated beneficiary's attained age) as of the participant's birthday (and the designated beneficiary's birthday) in the calendar year in which such payment commences; and, provided further, that for purposes of this Section 7.5.3, the life expectancy of the participant and his or her spouse shall not be redetermined. Once payment under any such insurance policy has commenced, the period certain thereunder may not be lengthened even if such period certain is shorter than the maximum permitted under this Section 7.5.3. The annual amount to be paid under an insurance policy for the first distribution year shall be paid not later than the required beginning date, and the annual amount for each subsequent calendar year shall be paid not later than December 31 of such year.

                  7.5.4 INCIDENTAL DEATH BENEFIT REQUIREMENT. In addition to the requirements of Section 7.5.2 or 7.5.3, as the case may be, payments thereunder shall comply with the incidental death benefit requirements of Code Section 401(a). For calendar years beginning prior to January 1, 1989, distributions thereunder shall be in compliance with this Section 7.5.4 if such distributions satisfy the requirements of Section 7.5.4.1, Section
7.5.4.2 or Section 7.5.4.3. For calendar years beginning after December 31, 1988, distributions thereunder must satisfy the requirements of Section 7.5.4.3.

                           7.5.4.1  50% PRESENT VALUE TEST.  The present
value of payments to be made to the participant must be more than 50% of the present value of the total payments to be made to the participant and the participant's beneficiaries, all as determined as of the later of (i) such participant's normal retirement date, and (ii) the earlier of the date of the participant's termination of employment and his or her required beginning date.

                           7.5.4.2  EQUAL INSTALLMENTS.  Payment must be made
over a period not exceeding the normal joint life and last survivor expectancy of the participant and the participant's spouse, in the form of annual or more frequent installments, with the value of each periodic payment to be made after the expiration of the participant's life expectancy, not greater than the value of each periodic payment to be made during such participant's life expectancy. The payment option contained in this paragraph shall be available only if payment commences on or before the later of the normal retirement date and the participant's termination of employment. If payment is to commence at a later date, it must comply with the option described in Section 7.5.4.1 or Section 7.5.4.3.

                           7.5.4.3  MINIMUM DISTRIBUTION INCIDENTAL BENEFIT
REQUIREMENT. Payment must be made in accordance with the following:


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

                                    7.5.4.3.1  In the case of distributions
pursuant to Section 7.5.2, the amount to be distributed for the first distribution year and each subsequent calendar year may not be less than the amount determined by dividing (i) the participant's account balance as of the last valuation date in the calendar year immediately preceding the year for which the distribution is to be made, adjusted as provided in regulations prescribed by the Secretary of the Treasury under Code Section 401(a)(9), by
(ii) the applicable divisor set forth in such regulations; or

                                    7.5.4.3.2  In the case of payments under
an insurance policy described in Section 7.5.3, the period certain thereunder may not exceed the applicable period determined under regulations prescribed by the Secretary of the Treasury under Code Section 401(a)(9) (the "maximum period certain"). Such determination shall be made using the participant's attained age as of the participant's birthday in the calendar year in which payments commence; provided, however, that if payments commence after the first distribution year but on or before the participant's required beginning date, such determination shall be made using the participant's attained age as of the participant's birthday in the first distribution year; and, provided further, that if payments commence prior to the first distribution year, the insurance policy must provide that the remaining period certain thereunder from and after the beginning of the first distribution year may not exceed the maximum period certain determined using the participant's attained age as of the participant's birthday in the first distribution year.

                  7.5.5 REQUIRED BEGINNING DATE. The "required beginning date" means:

                           7.5.5.1  With respect to participants who attain
age 70-1/2 prior to January 1, 1988:

                                    7.5.5.1.1  In the case of a participant
who is a 5% owner (within the meaning of Section 2.5.6.3, but without regard to whether the Plan is top-heavy) at any time during the period of five consecutive plan years ending in the calendar year in which the participant attains age 70-1/2, the April 1 of the calendar year following the calendar year in which the participant attains age 70-1/2.

                                    7.5.5.1.2  In the case of any other
participant, the April 1 of the calendar year following the calendar year in which the later of the following events occurs:

                                            7.5.5.1.2.1  The participant's
attainment of age 70-1/2; and

                                            7.5.5.1.2.2  The earlier of (i) the
date of the participant's retirement, and (ii) the end of a plan year in which the participant becomes a 5% owner.

                           7.5.5.2   With respect to participants who attain
age 70-1/2 after December 31, 1987, the April 1 of the calendar year following the calendar year in which the participant attains age 70-1/2.

                  7.5.6 SECTION 242(b) ELECTION HONORED. Notwithstanding anything herein to the contrary, distribution shall be made in accordance with an election made under this Plan prior to January 1, 1984, by a participant who had accrued a benefit under the Plan or a predecessor plan as of December 31, 1983, pursuant to Section 242(b) of the Tax Equity and Fiscal Responsibility Act of 1982, of a form of distribution which does not otherwise comply with the provisions under Section 7.5 but which provides for installment payments over a period certain and which meets the rules set forth in either Section 7.5.4.1 or Section 7.5.4.2, unless such election is revoked by the participant. Any such election must be in writing, must have been filed with the designated Employer or the Employer by the date required by law, and must specify the date upon which payment is to commence, the form of payment, the period over which payments are to be made, and the participant's beneficiaries in order of priority. The designated Employer shall be entitled to accelerate or otherwise modify the form, time or method of payment so elected to the extent necessary to preserve the tax qualification of the Plan. In addition, if the election is revoked by the participant, the designated Employer shall distribute benefits after such revocation in accordance with the restrictions and requirements set forth under Section 7.5 which are applicable absent such an election and, to the extent necessary, shall provide a make-up distribution after such revocation of those amounts which should have been distributed, absent such an election, prior to the revocation. Any make-up distribution hereunder shall be made by the end of the calendar year following the calendar year in which the revocation occurs. No such election shall be applicable with respect to amounts held in a participant's account which are attributable to a plan which provided contributions or benefits for any employees who were employees within the meaning of Code Section 401(c)(1). In addition, no such election shall be applicable with respect to amounts held in a participant's Rollover/Transfer Account; provided, however, that if the entire balance of the participant's Rollover/Transfer Account is attributable to a trust-to-trust transfer which was not made at the participant's election, such balance shall be distributed in accordance with a valid election made under the transferor plan pursuant to Section 242(b) of the Tax Equity and Fiscal Responsibility Act of 1982, unless such election is revoked by the participant. Notwithstanding the foregoing, in the case of a participant to whom the provisions of Section 7.5.8 apply, distribution pursuant to an election described herein shall be subject to the spousal consent requirements of Section 7.5.8.2.


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

                  7.5.7 IN-KIND DISTRIBUTIONS. If the participant has directed the investment of any assets of his or her account, including the direction of investments in participant loans, the designated Employer shall, except to the extent otherwise provided under the provisions of this Plan or applicable provisions of the Code, ERISA or the regulations promulgated thereunder, direct the Funding Agent to make an in-kind distribution of any such assets (including any promissory note which represents a participant loan) in full or partial satisfaction of such participant's beneficial interest hereunder; provided, however, that the participant may elect to receive a cash distribution of any such assets except a promissory note representing a participant loan. The value of any promissory note which is so distributed and which represents a loan from the Plan to the participant shall be considered to be the full unamortized principal balance of such loan plus accrued interest thereon as of the applicable date.

                  7.5.8 DISTRIBUTION OF BENEFICIAL INTEREST TO CERTAIN PARTICIPANTS IN FORM OF QUALIFIED JOINT AND SURVIVOR ANNUITY.

                           7.5.8.1  DISTRIBUTION  REQUIREMENT.
Notwithstanding any other provisions of this Article 7, and unless otherwise elected by the participant under the procedures set forth hereinafter, distribution of a participant's beneficial interest, other than that portion of such beneficial interest which is distributed in kind to satisfy any security interest in the participant's accounts granted to the Plan with respect to a loan to a participant pursuant to the provisions of Sections 12.3.11.2.2 and 12.3.11.7, shall be made in the form of a qualified joint and survivor annuity if the participant's Rollover/Transfer Account is credited with amounts attributable to a trust-to-trust transfer made to the Plan on or after January 1, 1985, from either (i) a defined contribution plan which was a transferee plan with respect to the participant under Code Sections 401(a)(11) and 417, or (ii) a pension plan. Such distribution shall commence on the date otherwise provided in Section 7.1.1.2 or 7.1.4.5, as the case may be; provided, however, that in each instance where the participant's written consent is required to make a distribution, the written consent of the participant's spouse, if any, shall also be required. For purposes of the provisions under Section 7.5.8, the spouse to whom the participant is married on the annuity starting date will be treated as the participant's spouse even if the participant and such spouse are not married on the date of the participant's death, except as provided in a qualified domestic relations order.

                           7.5.8.2  ELECTION AND  REVOCATION.  The
participant may elect to waive the qualified joint and survivor annuity form of payment and select:

                                    7.5.8.2.1  A manner of distribution
authorized under Section 7.5.1, 7.5.2 or 7.5.3; or

                                    7.5.8.2.2  Distribution in the form of an
annuity providing for payments beginning not later than the required beginning date and continuing over the life of the participant, with or without a period certain. Any such period certain may not exceed the life expectancy of the participant or the joint life and last survivor expectancy of such participant and such participant's designated beneficiary, as determined under Section 7.5.3, and once payments over such period certain have commenced, such period certain may not be lengthened even if it is shorter than the maximum permitted thereunder. Further:

                                            7.5.8.2.2.1  In the case of a
life annuity (or a life annuity with a period certain not exceeding 20 years), payments thereunder shall be made at intervals not longer than one year, and shall be nonincreasing (except as otherwise permitted under regulations prescribed by the Secretary of the Treasury pursuant to Code
Section 401(a)(9)). In addition, the period certain, if any, shall be in compliance with the provisions of Section 7.5.4.

                                            7.5.8.2.2.2  In the case of a
life annuity with a period certain exceeding 20 years, payments thereunder shall comply with the rules applicable to payments under an insurance policy set forth in Sections 7.5.3 and 7.5.4.

                           The participant may also revoke any election
described in the preceding provisions under this Section 7.5.8.2. Any such election or revocation must be in writing and must be filed with the designated Employer during the 90-day period ending on the annuity starting date. The participant's election to waive the qualified joint and survivor annuity form of payment shall be effective only if such election designates a beneficiary and a form of benefit which may not be changed without spousal consent (or the consent of the spouse described below expressly permits the participant to designate a different beneficiary or form of benefit without further consent by the spouse) and if the participant's spouse files a written consent to such election on a form prescribed by the Plan Administrator which acknowledges the effect of such election and either
(i) names the specific nonspouse beneficiary, if any, who may receive the participant's benefit at the participant's death and the form of benefit to be paid under the Plan, or (ii) acknowledges that the spouse has the right to limit consent to a specific nonspouse beneficiary and form of benefit and that the spouse voluntarily relinquishes one or both of such rights. In the event that the participant's spouse is legally incompetent to give consent, the spouse's legal guardian, including a legal guardian who is the participant, may give consent under this Section 7.5.8.2 on behalf of the spouse. Spousal consent under this Section

7.5.8.2 must be witnessed by a notary public or an officer, managing partner or sole owner of the designated Employer on behalf of the Plan. Notwithstanding the foregoing, spousal consent under this Section 7.5.8.2 shall not be required (i) if the Plan Administrator determines that the spouse's consent cannot be obtained because the participant has no spouse or the spouse cannot be located, (ii) except as otherwise provided in a qualified domestic relations order, if the participant is legally separated or has been abandoned within the meaning of local law by his or her spouse and the participant has a court order to that effect, or (iii) in such other circumstances as may be provided in regulations prescribed by the Secretary of the Treasury. Any spousal consent which complies with the requirements of this Section 7.5.8.2 shall be irrevocable unless otherwise provided in uniform rules adopted by the designated Employer and applied in a nondiscriminatory manner. The consent of the participant's spouse, or the determination that the consent of the participant's spouse shall not be obtained, shall be effective only with respect to such spouse. In the event a participant makes an election to waive the qualified joint and survivor annuity under this Section 7.5.8.2 and later revokes such election, any subsequent election by the participant to waive the qualified joint and survivor annuity must again be consented to by the participant's spouse in the manner prescribed herein.

                           7.5.8.3  DISCLOSURE.  The Plan Administrator shall
provide to the participant by mail or personal delivery, within the period beginning 90 days prior to the annuity starting date and ending 30 days prior thereto, a written explanation of (i) the terms and conditions of the qualified joint and survivor annuity form of payment which complies with the requirements of Treas. Reg. Sections 1.401(a)-11(c)(3), (ii) the participant's right to elect to waive the qualified joint and survivor annuity form of payment and the effect thereof, (iii) the spousal consent requirement set forth in Section 7.5.8.2, (iv) the participant's right to revoke an election to waive the qualified joint and survivor annuity and the effect thereof, and (v) for plan years beginning after December 31, 1988, the eligibility conditions and other material features of the optional forms of benefit under Sections 7.5.1, 7.5.2 and 7.5.3, together with sufficient additional information to explain the relative values of such optional forms of benefit.

                           7.5.8.4  DISTRIBUTION OF BENEFICIAL INTEREST OF
$3,500 OR LESS IN A LUMP SUM. Notwithstanding the foregoing provisions of Sections 7.5.8.1 through 7.5.8.3, the designated Employer shall direct the Funding Agent to distribute the entire beneficial interest of the participant in a lump sum if such beneficial interest on the valuation date coinciding with or immediately preceding the date of distribution is not (and at the time of any prior distribution was not) greater than $3,500; provided, however, that if such distribution will occur after the annuity starting date and the participant will not have attained the later of age 62 and the normal retirement date, such distribution shall be made only with the written consent of the participant and the participant's spouse, if any, given within 90 days prior to the date of distribution which complies with the requirements of Sections 7.5.8.2 and 7.5.8.3.

         7.6 DISTRIBUTION OF BENEFITS UPON DEATH OF A PARTICIPANT. Death benefits shall be paid under the Plan as follows:

                  7.6.1 DEATH PRIOR TO COMMENCEMENT OF REQUIRED DISTRIBUTIONS. If a participant dies prior to his or her required beginning date, and distributions have not irrevocably (except for acceleration) commenced under an insurance policy described in Section 7.5.3 or in the form of a qualified joint and survivor annuity or another form of annuity pursuant to Section 7.5.8, such participant's beneficial interest shall, except as otherwise provided under Sections 7.6.2 and 7.6.3, be distributed to the participant's beneficiary in accordance with the following:

                           7.6.1.1  GENERAL RULE.  The participant's entire
beneficial interest (reduced by any security interest held by the Plan pursuant to Sections 12.3.11.7 and, if applicable, 12.3.11.2.2, by reason of a loan outstanding to such participant on the date of the participant's death if such loan is not repaid) shall be distributed in a lump sum on, or as soon as administratively feasible after, the valuation date coinciding with or immediately following the date a written election to receive such distribution is filed with the designated Employer by such participant's beneficiary, but not later than December 31 of the calendar year which contains the fifth anniversary of the date of the participant's death.

                           7.6.1.2  INSTALLMENT PAYMENTS.  Notwithstanding
the provisions of Section 7.6.1.1, if elected in the Adoption Certificate, the participant or such participant's designated beneficiary may file a written election with the designated Employer that any beneficial interest payable to or for the benefit of the designated beneficiary shall be distributed over a period beginning on, or as soon as administratively feasible after, the valuation date coinciding with or immediately following the date specified in such election, but in no event later than December 31 of the calendar year following the calendar year in which the participant died or, if the designated beneficiary is the surviving spouse of the participant, the later of December 31 of the calendar year following the calendar year in which the participant died and December 31 of the calendar year in which the participant would have attained age 70-1/2; provided, however, that if this Plan is a restatement of a prior plan instrument under which participants or their designated beneficiaries could direct the payment of death benefits in the form of installments, participants who had amounts credited to their accounts as of the later of the effective date of such restatement and the date this restated Plan is adopted, or such participants' designated beneficiaries, shall be entitled to direct that any beneficial interest payable to or for the benefit of such designated beneficiaries shall be distributed in installments without regard to


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

whether such option has been elected in the Adoption Certificate. Such election (i) must be filed with the designated Employer no later than December 31 of the earlier of (A) the calendar year in which distributions pursuant to this Section 7.6.1.2 must commence (the "first post-death distribution year"), and (B) the calendar year which contains the fifth anniversary of the date of the participant's death, (ii) must be irrevocable as of the date determined under clause (i) of this sentence with respect to the designated beneficiary and all subsequent beneficiaries, and (iii) must apply to all subsequent years. The payment period pursuant to such election may not extend beyond the life expectancy of such designated beneficiary determined on the basis of the designated beneficiary's attained age as of the designated beneficiary's birthday in the first post-death distribution year; provided, however, that the life expectancy of a designated beneficiary who is the participant's surviving spouse shall be redetermined annually, unless otherwise irrevocably elected by such surviving spouse no later than the date distribution under this Section 7.6.1.2 must commence. Life expectancy shall be determined by the use of the expected return multiples in Table V of Treas. Reg. Sections 1.72-9. The amount which shall be distributed under this Section 7.6.1.2 for the first post-death distribution year and each subsequent calendar year shall not be less than an amount equal to the quotient obtained by dividing the balance in the participant's accounts as of the last valuation date in the calendar year preceding the year for which the distribution is to be made, adjusted as provided in regulations prescribed by the Secretary of the Treasury under Code Section 401(a)(9), by the life expectancy of the designated beneficiary, as determined pursuant to the preceding provisions of this Section 7.6.1.2 and, in the case of a designated beneficiary other than the participant's surviving spouse, reduced by one for each calendar year which has elapsed since the first post-death distribution year. The amount to be distributed for the first post-death distribution year and each subsequent calendar year shall be distributed by December 31 of such year.

                           7.6.1.3  DEATH OF SURVIVING SPOUSE.  In the event
that the participant's designated beneficiary is such participant's surviving spouse, and such surviving spouse dies prior to (i) the date distributions to such surviving spouse are required to commence pursuant to an election described in Section 7.6.1.2, or (ii) if earlier, the irrevocable (except for acceleration) commencement of benefits in the form of a qualified preretirement survivor annuity under Section 7.6.3, for the purpose of determining the date by which distributions must be made or commence, the provisions of Sections 7.6.1.1 and 7.6.1.2 shall be applied as if such deceased surviving spouse were the participant.

                  7.6.2 SECTION 242(b) ELECTION HONORED. Notwithstanding anything herein to the contrary, distribution shall be made in accordance with an election made under this Plan prior to January 1, 1984, by a participant who had accrued a benefit under the Plan or a predecessor plan as of December 31, 1983, pursuant to Section 242(b) of the Tax Equity and Fiscal Responsibility Act of 1982, of a form of death benefit distribution which provides for payments extending beyond the period otherwise permitted under
Section 7.6.1, unless such election is revoked by the participant or such participant's beneficiary. Any such election must be in writing, must have been filed with the designated Employer or the Employer by the date required by law, and must set forth the time for commencement of payments after such participant's death, the form of payment, the period over which death benefits are to be paid, and the participant's beneficiaries in order of priority. The designated Employer shall be entitled to accelerate or otherwise modify the payment form, time or method otherwise elected if it determines that such acceleration or modification is necessary to preserve the tax qualification of the Plan. In addition, if the election is revoked by the participant or beneficiary, the designated Employer shall distribute benefits after such revocation in accordance with the restrictions and requirements set forth in Section 7.6.1 which are applicable absent such an election and, to the extent necessary, shall provide a make-up distribution after such revocation of those amounts which should have been distributed, absent an election, prior to such revocation. Any make-up distribution hereunder shall be made by the end of the calendar year following the calendar year in which the revocation occurs. No such election shall be applicable with respect to amounts held in a participant's account which are attributable to amounts contributed to a plan under which the participant was an owner-employee within the meaning of Code Section 401(c)(3). In addition, no such election shall be applicable with respect to amounts held in a participant's Rollover/Transfer Account; provided, however, that if the entire balance of the participant's Rollover/Transfer Account is attributable to a trust-to-trust transfer which was not made at the participant's election, such balance shall be distributed in accordance with a valid election made under the transferor plan pursuant to Section 242(b) of the Tax Equity and Fiscal Responsibility Act of 1982, unless such election is revoked by the participant or such participant's beneficiary. Notwithstanding the foregoing, in the case of a participant to whom the provisions of Section 7.6.3 apply, distribution pursuant to an election described herein shall be subject to the spousal consent requirements of Section 7.6.3.2.

                  7.6.3 PAYMENT OF BENEFICIAL INTEREST IN FORM OF QUALIFIED PRERETIREMENT SURVIVOR ANNUITY IN THE EVENT OF MARRIED PARTICIPANT'S DEATH PRIOR TO ANNUITY STARTING DATE.

                           7.6.3.1  DISTRIBUTION REQUIREMENTS.  If a married
participant dies prior to the annuity starting date and the participant's Rollover/Transfer Account is credited with amounts attributable to a trust-to-trust transfer made to the Plan on or after January 1, 1985, from either (i) a defined contribution plan which was a transferee plan with respect to the participant under Code Sections 401(a)(11) and 417, or (ii) a pension plan, then notwithstanding any other provisions hereof, such portion of the participant's beneficial interest as is required to satisfy the requirements of Section 2.6.24 (after reduction for any security interest held by the Plan pursuant to Sections 12.3.4.7 and 12.3.11.2.2 by reason of a loan outstanding to such


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

participant on such date if such loan is not repaid) shall be distributed in the form of a qualified preretirement survivor annuity commencing on the date determined in accordance with the provisions of Section 7.6.1.2 (but without regard to whether such participant or such participant's surviving spouse has filed an election thereunder).

                           7.6.3.2  ELECTION AND REVOCATION.  The participant
may elect to waive the qualified preretirement survivor annuity form of payment or revoke such election at any time during the period which begins on the first day of the plan year in which the participant attains age 35 (or the participant's date of separation from service, if earlier, but applicable only to amounts attributable to contributions made prior to such separation from service) and ending on the date of the participant's death; provided, however, that any such election made prior to August 23, 1984, shall not be valid; and, provided further, that the participant may elect to waive the qualified preretirement survivor annuity form of payment or revoke such election prior to the first day of the plan year in which the participant attains age 35 if the participant is given the information described in
Section 7.6.3.3, but such election shall become invalid on the first day of the plan year in which the participant attains age 35. The participant's election to waive the qualified preretirement survivor annuity form of payment shall be effective only if such election designates a beneficiary which may not be changed without spousal consent (or the consent of the spouse described below expressly permits the participant to designate a different beneficiary without further consent by the spouse) and if the participant's spouse files a written consent to such election on a form prescribed by the Plan Administrator which acknowledges the effect of such election and either (i) names the specific nonspouse beneficiary, if any, who may receive the participant's benefit at the participant's death, or
(ii) acknowledges that the spouse has the right to limit consent only to a specific nonspouse beneficiary and that the spouse voluntarily relinquishes such right. In the event that the participant's spouse is legally incompetent to give consent, the spouse's legal guardian, including a legal guardian who is the participant, may give consent under this Section 7.6.3.2 on behalf of the spouse. Spousal consent under this Section 7.6.3.2 must be witnessed by a notary public or an officer, managing partner or sole owner of the designated Employer on behalf of the Plan. Notwithstanding the foregoing, spousal consent under this Section 7.6.3.2 shall not be required (i) if the Plan Administrator determines that the spouse's consent cannot be obtained because the participant has no spouse or the spouse cannot be located, (ii) except as otherwise provided in a qualified domestic relations order, if the participant is legally separated or has been abandoned within the meaning of local law by his or her spouse and the participant has a court order to that effect, or (iii) in such other circumstances as may be provided in regulations prescribed by the Secretary of the Treasury. Any spousal consent which complies with the requirements of this Section 7.6.3.2 shall be irrevocable unless otherwise provided in uniform rules adopted by the designated Employer and applied in a nondiscriminatory manner. The consent of the participant's spouse, or the determination that the consent of the participant's spouse shall not be obtained, shall be effective only with respect to such spouse. In the event a participant makes an election to waive the qualified preretirement survivor annuity under this Section 7.6.3.2 and later revokes such election, any subsequent election by the participant to waive the qualified preretirement survivor annuity must again be consented to by the participant's spouse in the manner prescribed herein.

                           7.6.3.3  DISCLOSURE.  The Plan Administrator shall
provide the participant, by mail or personal delivery, a written explanation (described below) within whichever of the following periods ends last:
(i) the period beginning with the first day of the plan year in which the participant attains age 32 and ending on the last day of the plan year preceding the plan year in which the participant attains age 35; (ii) the period beginning one year prior to the date such participant becomes a participant and ending one year after such date; and (iii) the period beginning one year prior to the date the provisions under Section 7.6.3 become applicable with respect to the participant and ending one year after such date. Notwithstanding the foregoing provisions of this Section 7.6.3.3, in the case of a participant whose employment terminates prior to age 35, such explanation shall be mailed or delivered to such participant within the period beginning one year prior to the date of such termination of employment and ending one year after such date. Such explanation shall describe (i) the terms and conditions of the qualified preretirement survivor annuity form of payment in a manner which complies with the requirements of Treas. Reg. Sections 1.401(a)-11(c)(3), (ii) the participant's right to elect to waive such form of payment and the effect thereof, (iii) the spousal consent requirement set forth in Section 7.6.3.2, (iv) the participant's right to revoke an election to waive the qualified preretirement survivor annuity and the effect thereof, and (v) for plan years beginning after December 31, 1988, the eligibility conditions and other material features of the optional forms of benefit under Section 7.6.1, together with sufficient additional information to explain the relative values of such optional forms of benefit.

                           7.6.3.4   DISTRIBUTION OF BENEFICIAL INTEREST IN A
LUMP SUM. Notwithstanding the foregoing provisions of Section 7.6.3, the designated Employer shall direct the Funding Agent to distribute that part of the participant's beneficial interest that would otherwise be used to purchase a preretirement survivor annuity in a lump sum on the date otherwise provided under Section 7.6.1 if such part does not, on the valuation date coinciding with or immediately preceding the distribution date (and at the time of any prior distribution did not), exceed $3,500; provided, however, that such distribution may be made after the annuity starting date but prior to the date the participant would have attained the later of age 62 and the normal retirement date only if the surviving spouse consents in writing within 90 days prior to the date of distribution. If such part exceeds (or at the time of any prior distribution exceeded) $3,500, such part may be distributed in a lump sum only if the participant's spouse consents in writing within 90 days prior to the date of distribution. The spouse's consent under this Section 7.6.3.4 must comply with the requirements of Section 7.6.3.2.

                  7.6.4 DEATH AFTER COMMENCEMENT OF REQUIRED DISTRIBUTIONS. In the event that a participant dies after (i) the required beginning date, or (ii) if earlier, the irrevocable (except for acceleration) commencement of benefits under an insurance policy described in Section 7.5.3 or in the form of a qualified joint and survivor annuity or another form of annuity pursuant to Section 7.5.8, distribution shall continue as provided under the form of benefit paid to the participant prior to his or her death, unless the beneficiary elects in writing to accelerate such distribution and such acceleration can be effected by the designated Employer. Notwithstanding the foregoing, if distributions to the participant under Section 7.5.2 were calculated on the basis of the applicable divisor described in
Section 7.5.4.3.1, distributions to the designated beneficiary, if any, for calendar years after the calendar year of the participant's death may be calculated on the basis of the designated beneficiary's life expectancy, as determined pursuant to Section 7.5.2, and, in the case of a designated beneficiary other than the surviving spouse of a participant whose life expectancy is being recalculated, reduced by one for each calendar year which has elapsed since the first distribution year.

         7.7 ADDITIONAL RULES RELATING TO DISTRIBUTIONS. In addition to the requirements of Sections 7.5 and 7.6, distributions under this Plan shall be subject to the following rules:

                  7.7.1 DISTRIBUTIONS SUBJECT TO REGULATIONS. Distributions under this Plan shall be made in accordance with regulations relating to required distributions prescribed by the Secretary of the Treasury under Code
Section 401(a)(9), including regulations relating to the incidental death benefit requirement.

                  7.7.2 INCONSISTENT PROVISIONS. The provisions of this Plan which reflect the rules relating to required distributions under Code
Section 401(a)(9) shall take precedence over and supersede any distribution options hereunder which are inconsistent with Code Section 401(a)(9).

                  7.7.3 SEPARATE ACCOUNTS. A participant's accounts hereunder (including such participant's Deductible Employee Contribution Account, if any) shall be aggregated for purposes of satisfying the rules relating to required distributions under Code Section 401(a)(9). Notwithstanding the foregoing, in the case of separate accounts for which there are different beneficiaries as of the applicable date, the rules of Code Section 401(a)(9) shall apply separately with respect to each such separate account. For purposes of this Section 7.7.3, a "separate account" is a portion of a participant's interest in the Plan determined by an acceptable separate accounting, including allocating investment gains and losses, and contributions and forfeitures, on a pro-rata basis in a reasonable and consistent manner between such portion and the remaining portion of the participant's interest in the Plan.

                  7.7.4 NO CONSENT NECESSARY FOR REQUIRED DISTRIBUTIONS. In the event that the consent of the participant and/or the participant's spouse is required under applicable provisions of this Plan prior to distribution of the participant's beneficial interest, and such participant and/or spouse fail to give such consent on or before the date distribution is otherwise required to commence hereunder:

                           7.7.4.1  Distribution shall nonetheless commence
on such date pursuant to the applicable provisions of this Plan; and

                           7.7.4.2  The applicable consent requirements under
the Plan shall be deemed to be satisfied if the Plan Administrator made a reasonable effort to obtain the consent of the participant and/or the participant's spouse and the distribution otherwise satisfies the requirements of Code Section 417.

                  7.7.5 EFFECTIVE DATE. The provisions under Sections 7.5 and 7.6 shall be effective for plan years beginning after December 31, 1984, except as otherwise provided therein; provided, however, that:

                           7.7.5.1  With respect to a participant whose
required beginning date, as determined pursuant to Section 7.5.5, was on or before April 1, 1987:

                                    7.7.5.1.1  Such participant's required
beginning date for all purposes hereunder, including, but not limited to, the commencement of distributions and the determination of the participant's designated beneficiary, shall be deemed to be December 31, 1987;

                                    7.7.5.1.2  The amount to be distributed
as of such required beginning date shall be determined by the Plan Administrator, in its sole discretion, in accordance with regulations prescribed by the Secretary of the Treasury under Code Section 401(a)(9); and

                                    7.7.5.1.3  Solely for purposes of
determining the life expectancy of the participant or the joint life and last survivor expectancy of the participant and the participant's designated beneficiary, the first distribution year shall be 1987.

                           7.7.5.2  With respect to a participant who died
prior to January 1, 1986, and whose beneficial interest is to be distributed pursuant to Section 7.6.1.2:

                                    7.7.5.2.1  The date by which
distributions to the participant's designated beneficiary must commence is December 31, 1987;

                                    7.7.5.2.2  The amount to be distributed
as of such date shall be determined by the Plan Administrator, in its sole discretion, in accordance with regulations prescribed by the Secretary of the Treasury under Code Section 401(a)(9); and

                                    7.7.5.2.3  Such participant's designated
beneficiary may be determined as of any date in 1987, and the life expectancy of any such designated beneficiary other than the participant's spouse will be determined on the basis of the designated beneficiary's attained age as of the designated beneficiary's birthday in 1987.

                           7.7.5.3  With respect to a participant who died
prior to January 1, 1985, and whose beneficial interest is to be distributed pursuant to Section 7.6.1.1, such beneficial interest shall be distributed in its entirety as of the later of (i) December 31 of the calendar year which contains the fifth anniversary of the participant's death, and (ii) December 31, 1987.

         7.8 REEMPLOYMENT OF A PARTICIPANT RECEIVING BENEFITS HEREUNDER. In the event that a participant has terminated employment and is receiving Plan benefits hereunder in any form other than under an insurance policy or annuity and is subsequently reemployed by an Employer, payment of the participant's benefits hereunder shall be suspended during the period of reemployment; provided, however, that the participant may elect in writing to continue the payment of benefits during such period of reemployment, or to recommence such payment upon or after the participant's normal retirement date.

         7.9 PAYMENT IN CASE OF INCOMPETENCY. If, in the judgment of the designated Employer based upon facts and information readily available to it, any person entitled to receive a payment hereunder is incapable for any reason of personally receiving and giving a valid receipt of the payment of a benefit, the designated Employer or the Funding Agent may cause such payment or any part thereof to be made to the duly appointed guardian or to the legal representative of such person, or to any person or institution contributing to or providing for the care and maintenance of such person, provided that no prior claim for said payment has been made by a duly appointed guardian or legal representative of such person. Neither the designated Employer nor the Funding Agent shall be required to see to the proper application of any such payment made in accordance with the provisions hereof, and any such payment shall constitute payment for the account of such person and a full discharge of any liability or obligation of the designated Employer, the Employer, the Funding Agent, and the Plan and Fund for the amount so paid.

         7.10 NONALIENATION OF BENEFITS. Except with respect to the enforcement of marital interests or family support obligations which may be permitted by authoritative federal law, regulations or rulings as determined by the designated Employer or as specifically provided in this Plan:

                  7.10.1 No participant or beneficiary shall have any transmissible interest in the Fund or in his or her beneficial interest, either before or after the vesting thereof;

                  7.10.2 No participant or beneficiary shall have power to anticipate, alienate, sell, transfer, assign, pledge, encumber or charge any benefit provided hereunder, and any attempt to do so, in whole or in part, shall be void; and

                  7.10.3 The benefits of any participant or beneficiary shall not in any manner be subject to the debts, contracts, liabilities or torts of such participant or beneficiary and shall not be subject to attachment, garnishment, execution or other legal process.

         7.11 PAYMENT OF TAXES. Anything herein to the contrary notwithstanding, the designated Employer or the Funding Agent, as a condition of making payment of any benefit hereunder, may require the participant or beneficiary to agree to indemnify and hold the designated Employer, the Employer, the Funding Agent and the Fund harmless, or to furnish them with proof of payment of all income, inheritance, estate, transfer, legacy and/or succession taxes, and all other taxes of any different type or kind that may be imposed under or by virtue of any law upon the payment, transfer, descent or distribution of such benefit and for the payment of which the designated Employer or Funding Agent has determined the designated Employer, the Employer, the Funding Agent or the Fund may be directly or indirectly liable. In lieu of the foregoing, the Funding Agent may deduct, withhold and transmit and, on instructions from the designated Employer, shall deduct, withhold and transmit to the proper tax authorities any such tax which may be permitted or required to be deducted and withheld, and the payments to the participant or beneficiary in such case shall be correspondingly reduced.

         7.12 DISTRIBUTIONS FROM A PARTICIPANT'S ACCOUNTS PRIOR TO THE OCCURRENCE OF ANOTHER EVENT OF MATURITY. If elected in the Adoption Certificate, the designated Employer shall permit distributions to be made to participants of all or part of their respective beneficial interests prior to the time benefits are otherwise payable under the provisions hereinabove for the purpose of meeting financial hardships, subject to the conditions and limitations hereinafter set forth. In such event, the Funding Agent shall make such distributions in accordance with the written direction of the designated Employer. Subject to the provisions of Sections 7.12.5 and 7.12.6, the designated Employer shall consider the written request of a participant for such a distribution, and shall authorize a distribution for any of the purposes set forth in Sections 7.12.1 through 7.12.4. The participant's written request must contain sufficient evidence indicating that the distribution is for one of the permitted purposes set forth hereinbelow, and the amount necessary for such purpose. In the case of any participant to whom the provisions of Section 7.5.8 apply, such written request must comply with the spousal consent requirements of Section 7.5.8.2.

                  7.12.1 ILLNESS. Distributions upon or after the grant of a leave of absence for the participant because of a prolonged illness.

                  7.12.2 FAMILY ILLNESS. Distributions for the purpose of enabling a participant to meet emergency conditions in such participant's financial affairs resulting from the illness of the participant or a member of the participant's family who is dependent upon the participant for care and support, but only to the extent necessary to defray expenses of medical and/or hospital care reasonably attributable to such illness or to preserve the health of such participant or family member.

                  7.12.3 EDUCATIONAL PURPOSES. Distributions for the purpose of meeting and defraying the expenses of education of the participant or any member of the family of such participant who is dependent upon such participant for care and support.

                  7.12.4 FINANCIAL HARDSHIP AS A RESULT OF INABILITY TO MEET CURRENT OBLIGATIONS. Distributions for the purpose of enabling a participant to meet unforeseen and severe conditions in his or her financial affairs resulting from a substantial inability to satisfy immediate obligations, but only to the extent necessary to alleviate said unforeseen and severe conditions. The designated Employer shall consider the participant's immediate financial obligations, the current and anticipated cash flow available to the participant for satisfaction of obligations as they come due, the availability of other assets to satisfy the participant's financial obligations (including checking accounts, savings accounts, marketable securities and other such investments), and other factors which bear on the severity of the participant's financial condition.

                  7.12.5 CHARGING ACCOUNTS AND SPECIAL LIMITATIONS APPLICABLE TO CERTAIN ACCOUNTS. Amounts to be distributed under Section 7.12 shall be charged against the participant's accounts in the following order:
Nondeductible Employee Contribution Account (if subaccounts have been established thereunder, first against Subaccount I and thereafter
Subaccount II), 401(k) Contribution Account, Rollover/Transfer Account, Matching Contribution Account and Non-401(k) Contribution Account; provided, however, that such amounts may not be distributed from or charged against the participant's 401(k) Contribution Account, Rollover/Transfer Account (if such account is credited with elective contributions, qualified nonelective contributions and/or qualified matching contributions, within the meaning of Code Section 401(k) and the regulations promulgated thereunder, transferred from another plan), Matching Contribution Account (if any part of such account has enabled the Plan to meet the Actual Deferral Percentage Test) or Non-401(k) Contribution Account (if any part of such account has enabled the Plan to meet the Actual Deferral Percentage Test or the Contribution Percentage Test) unless the requirements of Section 7.12.6 are satisfied. The amount distributed shall be the amount considered necessary by the designated Employer to meet the purpose or circumstance for which distribution is approved.

                  7.12.6 SPECIAL REQUIREMENTS APPLICABLE TO CERTAIN DISTRIBUTIONS. The requirements under this Section 7.12.6 are as follows:

                           7.12.6.1  IMMEDIATE AND HEAVY FINANCIAL NEED.  The
distribution must be made on account of an immediate and heavy financial need. Unless other objective conditions are set forth in the Adoption Certificate, a distribution shall be deemed to be made on account of an immediate and heavy financial need if it is for:

                                    7.12.6.1.1  Medical expenses described in
Code Section 213(d) previously incurred by the participant, the participant's spouse or the participant's dependents (as defined in Code Section 152) or necessary for such persons to obtain medical care described in Code
Section 213(d);

                                    7.12.6.1.2  Costs directly related to the
purchase of a principal residence for the participant (but excluding mortgage payments);

                                    7.12.6.1.3  Payment of tuition and
related educational fees for the next 12 months of post-secondary education for the participant or the participant's spouse, children or dependents (as defined in Code Section 152);

                                    7.12.6.1.4  Payments necessary to prevent
eviction of the participant from, or foreclosure of the mortgage on, the participant's principal residence; or

                                    7.12.6.1.5  Such other circumstances
prescribed by the Commissioner of Internal Revenue from time to time in revenue rulings, notices and other documents of general applicability.

                           7.12.6.2  NECESSARY TO SATISFY FINANCIAL NEED.
The distribution must be necessary to satisfy the immediate and heavy financial need. Unless other objective conditions are set forth in the Adoption Certificate, a distribution shall be deemed necessary to satisfy an immediate and heavy financial need if (i) the distribution is not in excess of the amount of the immediate and heavy financial need, including any amounts necessary to pay any federal, state or local income taxes or penalties reasonably anticipated to result from the distribution, and (ii) the participant has obtained all distributions, other than hardship distributions, and all nontaxable (at the time of the loan) loans currently available under this Plan and all other plans maintained by the Employer. In the case of any participant who receives a distribution under Section 7.12 that is subject to this Section 7.12.6.2:

                                    7.12.6.2.1  Such participant shall be
prohibited from making elective contributions (as defined in Section 4.3.1.1) or employee contributions (within the meaning of Code Section 401(m) and the regulations promulgated thereunder) to this Plan or any other plan maintained by the Employer (including qualified and nonqualified plans of deferred compensation, stock option, stock purchase or similar plans, or a cash-or-deferred arrangement that is part of a cafeteria plan under Code
Section 125) for a period of 12 months after receipt of such distribution; and

                                    7.12.6.2.2  Such participant may not make
elective contributions to this Plan or any other plan for the participant's taxable year immediately following the taxable year of such distribution in excess of the annual limitation, as defined in Section 4.3.1.2, in effect for such subsequent taxable year less the amount of the participant's elective contributions for the year of such distribution.

                           In addition to the foregoing, a distribution shall
be deemed necessary to satisfy an immediate and heavy financial need under any other circumstances prescribed by the Commissioner of Internal Revenue from time to time in revenue rulings, notices and other documents of general applicability.

                           7.12.6.3  MAXIMUM AMOUNT OF DISTRIBUTION.  The
distribution shall not exceed the participant's beneficial interest nor the sum of (i) Cash Option Contributions and Salary Deferral Contributions credited to the participant's 401(k) Contribution Account, (ii) amounts credited to the participant's Rollover/Transfer Account that consist of elective contributions transferred from another plan, (iii) income attributable and credited thereto as of the last day of the last plan year ending before July 1, 1989, and (iv) amounts credited to the participant's Non-401(k) Contribution Account consisting of Employer contributions and forfeitures and amounts attributable thereto other than (a) amounts that were taken into consideration in any plan year for purposes of the Actual Deferral Percentage Test and (b) income and gains attributable thereto.

         7.13 DISTRIBUTION FROM A PARTICIPANT'S ACCOUNTS UPON COMPLETION OF FIVE YEARS OF SERVICE AS A PARTICIPANT OR ATTAINMENT OF SPECIFIED AGE. Any participant who has completed five or more years of service as a participant or attained a specified age, or satisfied both conditions, if elected in the Adoption Certificate, may withdraw amounts equal to all or part of the beneficial interest of such participant in his or her accounts; provided, however, that no such withdrawal shall be authorized by the designated Employer unless and until the participant shall have repaid all outstanding loans from the Plan to such participant, together with accrued interest, if any; and, provided further, that no such withdrawal shall be permitted from any


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

applicable contribution account described in Section 4.4.4.4.2 prior to the participant's attainment of age 59-1/2. The designated Employer shall establish procedures from time to time for withdrawals of funds pursuant to this section which shall be applied to all participants on a uniform and nondiscriminatory basis. In the case of a participant to whom the provisions of Section 7.5.8 apply, such withdrawals shall at all times be made in the form of a qualified joint and survivor annuity unless the participant's request complies with the spousal consent requirements of Section 7.5.8.2.

         7.14 DISTRIBUTION PURSUANT TO QUALIFIED DOMESTIC RELATIONS ORDER. Notwithstanding any other provisions of this Plan, the designated Employer shall direct the Funding Agent to pay amounts from the participant's accounts to an alternate payee, as defined in Code Section 414(p)(8), in accordance with a domestic relations order received by the Plan Administrator with respect to a participant which has been determined by the Plan Administrator to be a qualified domestic relations order within the meaning of Code Section 414(p). Payment shall be made to the alternate payee in a form permitted hereunder and prescribed in the qualified domestic relations order, including a form permitted under the Plan at the time the qualified domestic relations order is received by the Plan Administrator but which is eliminated by an amendment to the Plan prior to the date payment is made pursuant thereto, unless the alternate payee elects in a writing filed with the Plan Administrator to receive payment in another form then permitted under the Plan which does not affect, in any way, the amount or form of benefit payable to the participant hereunder. In the event that the form of payment prescribed in the qualified domestic relations order is prohibited by a change in applicable law which is effective prior to payment pursuant thereto, the alternate payee may elect in a writing filed with the Plan Administrator to receive payment in another form then permitted under the Plan which does not affect, in any way, the amount or form of benefit payable to the participant hereunder. Payment to the alternate payee shall be made or commence on the date provided in the qualified domestic relations order, regardless of whether such participant has terminated employment or whether such participant has attained the earliest retirement age under the Plan (within the meaning of Code Section 414(p)) as of such date.

         Upon receipt of a domestic relations order, the Plan Administrator shall promptly notify the participant and any alternate payee that the Plan Administrator has received such order and shall describe the Plan's procedure for determining whether a domestic relations order is a qualified domestic relations order. Within a reasonable period of time following receipt of such domestic relations order, the Plan Administrator shall determine whether such order is a qualified domestic relations order and notify the participant and each alternate payee of such determination. The Plan Administrator shall establish procedures to determine whether the domestic relations order is a qualified domestic relations order and to administer distributions pursuant to this Section 7.14.

         During the period in which the Plan Administrator is determining whether a domestic relations order is a qualified domestic relations order, the Plan Administrator shall separately account for the amounts (hereinafter the "segregated amounts") which would have been distributed to the alternate payee during that period if the Plan Administrator had determined that the order was a qualified domestic relations order. If, during the 18-month period commencing with the date on which the first payment would be required to be made under the domestic relations order, the Plan Administrator determines that the order is a qualified domestic relations order, the Plan Administrator shall pay the segregated amounts (increased by any earnings or gains or reduced by any losses thereon) to the appropriate alternate payee. If, within such 18-month period, the Plan Administrator determines that the order is not a qualified domestic relations order or there has been no resolution as to whether such order is a qualified domestic relations order, the Plan Administrator shall combine the segregated amounts (increased by earnings or gains or reduced by losses thereon) with the participant's other accounts and distribute such amounts in accordance with the remaining provisions of this Plan to the participant or any other person who would have been entitled to such amounts had the Plan Administrator not received the domestic relations order. If such determination is made prior to the end of such 18-month period, the Plan Administrator may delay any such distribution until the end of such 18-month period if the Plan Administrator has notice that the deficiencies in the order may be rectified. In addition, the Plan Administrator shall honor a restraining order prohibiting the disposition of a participant's benefits pending resolution of a dispute with respect to a domestic relations order. Any determination that a domestic relations order is a qualified domestic relations order which is made after the close of the 18-month period shall be applied prospectively only.

         If a qualified domestic relations order provides that a participant's benefit is to be divided and a portion is to be allocated to an alternate payee, such portion will be treated as a separate account which separately must satisfy the requirements of Code Section 401(a)(9) and may not be aggregated with other separate accounts of the participant for the purpose of satisfying the requirements of Code Section 401(a)(9). Distribution from such separate account shall be made in a manner which satisfies the requirements of Code Section 401(a)(9) and the regulations promulgated thereunder.

         The provisions of this Section 7.14, and any payments made or actions taken hereunder by the Plan Administrator pursuant to such provisions, shall be subject to regulations prescribed by (i) the Secretary of Labor under Code Section 414(p) and Section 206(d)(3) of ERISA, and (ii) the Secretary of the Treasury to coordinate the requirements of Code Sections 401(a)(13)(B) and 414(p) with other requirements applicable to qualified pension, profit sharing and stock bonus plans.

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

         The provisions of this Section 7.14 shall be effective on January 1, 1985, except that in the case of a domestic relations order entered before such date, the Plan Administrator shall treat such order as a qualified domestic relations order if the Plan Administrator is paying benefits pursuant to such order on January 1, 1985, and, at the discretion of the Plan Administrator, may treat any other domestic relations order entered before January 1, 1985, as a qualified domestic relations order even if the order does not meet the requirements of this section.

         7.15 DISTRIBUTIONS AFTER JANUARY 1, 1993. To the extent required under Code Section 401(a)(31) and the regulations thereunder, this Section
7.15 applies to distributions made on or after January 1, 1993. Notwithstanding any provision of the Plan to the contrary that would otherwise limit a distributee's election under this Section 7.15, a distributee may elect, at the time and in the manner prescribed by the Plan Administrator, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover. Certain words in this Section 7.15 are defined as set forth in Sections 7.15.1 through 7.15.4.

                  7.15.1 ELIGIBLE ROLLOVER DISTRIBUTION. An "eligible rollover distribution" is any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under Section 401(a)(9) of the Code; and the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

                  7.15.2 ELIGIBLE RETIREMENT PLAN. An "eligible retirement plan" is an individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in Section 408(b) of the Code, an annuity plan described in Section 403(a) of the Code, or a qualified trust described in Section 401(a) of the Code, that accepts the distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to the surviving spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity.

                  7.15.3 DISTRIBUTEE. A "distributee" includes an employee or former employee. In addition, the employee's or former employee's surviving spouse and the employee's or former employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in
Section 414(p) of the Code, are distributees with regard to the interest of the spouse or former spouse.

                  7.15.4 DIRECT ROLLOVER. A "direct rollover" is a payment by the Plan to the eligible retirement plan specified by the distributee.

                              ARTICLE 8.
                 PROVISIONS RELATING TO TOP-HEAVY PLAN

         8.1 APPLICATION OF TOP-HEAVY PROVISIONS. Notwithstanding anything hereinabove to the contrary, if the Plan is a top-heavy plan as determined pursuant to Code Section 416 for any plan year beginning after December 31, 1983, then the Plan shall meet the requirements set forth in Sections 8.2 through 8.4 for any such plan year.

         8.2 MINIMUM VESTING REQUIREMENTS. If a vesting schedule has been elected in the Adoption Certificate which provides for full vesting prior to completion of four years of service for vesting, a participant will have a fully-vested interest in amounts contributed under the Plan by the Employer on the earlier of any other date provided for full vesting elsewhere in the Plan and completion of three years of service for vesting purposes. If a vesting schedule has been elected in the Adoption Certificate which provides for vesting over a period of four years of service or longer, a participant's vested interest will be the greater of the vested interest under such schedule and the vested interest determined in accordance with the following schedule:


         Years of Service                             Percentage Of
         Completed for Vesting Purposes              Interest Vested
         ------------------------------              ---------------
         Less than 2 years                                   0%
         2 years but less than 3 years                      20%
         3 years but less than 4 years                      40%
         4 years but less than 5 years                      60%
         5 years but less than 6 years                      80%
         6 years or more                                   100%

If the Plan ceases to be top-heavy so that the schedule set forth hereinabove is no longer applicable by the terms of this Article 8, such change from top-heavy status shall be deemed to be an amendment to the vesting schedule which is subject to the requirements of Section 9.1.3.

         8.3 MINIMUM CONTRIBUTION REQUIREMENT. It is intended that the Employer will meet the minimum benefit and contribution requirements of Code
Section 416(c) by providing a minimum benefit or contribution, as the case may be, which complies with Code Section 416(c) under the plan identified in the Adoption Certificate for such plan year for each participant who is a nonkey employee of the Employer and who is entitled to a minimum benefit or contribution for such year. If this Plan is the plan identified in the Adoption Certificate, or if such minimum benefit or contribution is not so provided under any other plan so identified for such plan year, then this Plan will provide a minimum contribution and forfeiture allocation for such plan year for each participant who is a nonkey employee of the Employer and who is employed on the last day of such plan year by an Employer or Affiliate in an amount equal to at least 3% (5% in the case of a participant in a defined benefit plan) of such participant's compensation for such plan year. Such 3% (5% in the case of a participant in a defined benefit plan) minimum contribution allocation shall be increased to 4% (7-1/2% in the case of a participant in a defined benefit plan) for any year in which the Employer also maintains a defined benefit plan if necessary to avoid the application of Code Section 416(h)(1), relating to special adjustments to the Code
Section 415 limits for top-heavy plans, if the adjusted limitations of Code
Section 416(h)(1) would otherwise be exceeded if such minimum contribution were not so increased.

         The minimum contribution and forfeiture allocation requirements set forth hereinabove for this Plan for nonkey employees shall be reduced in the following circumstances:

                  8.3.1 The percentage minimum contribution allocation required hereunder shall in no event exceed the percentage contribution allocation made for the key employee of the Employer or an Affiliate for whom such percentage is the highest for the plan year after taking into account contribution allocations under this Plan and other defined contribution plans required to be included in an aggregation group with this Plan; provided, however, that this Section 8.3.1 shall not apply if this Plan is required to be included in an aggregation group and it enables a defined benefit plan required to be included in such aggregation group to meet the requirements of Code Section 401(a)(4) or 410; and

                  8.3.2 The minimum contribution allocation otherwise required hereunder will be reduced to the extent that a minimum benefit or minimum contribution allocation is provided for such nonkey employee under another qualified plan maintained by the Employer or an Affiliate.

         Salary Deferral Contributions, Cash Option Contributions, Matching Contributions, and contributions made pursuant to Code Section 401(k) to any other defined contribution plan required to be included in an aggregation group with this Plan, shall be taken into account under this Section 8.3 for purposes of determining the percentage contribution allocation made for key employees of the Employer or an Affiliate, but such contributions shall not be taken into account for purposes of meeting the minimum contribution and forfeiture allocation requirements set forth above for plan years beginning after December 31, 1988.

         8.4 MAXIMUM COMPENSATION LIMITATION. For plan years beginning prior to January 1, 1989, the annual compensation of each participant taken into account under the Plan for such plan year shall not exceed the first $200,000 of such participant's compensation.

         8.5 PROVISIONS NOT APPLICABLE TO CERTAIN EMPLOYEES. The minimum vesting, minimum contribution and maximum compensation provisions of this
Article 8 shall not apply to any participant who is included in a unit of employees covered by an agreement which the Secretary of Labor finds to be a collective bargaining agreement between employee representatives and one or more Employers if there is evidence that retirement benefits were the subject of good-faith bargaining between such employee representatives and such Employer or Employers. For purposes of this Section 8.5:

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

                  8.5.1 The term "employee representative" does not include any organization more than one-half of the members of which are employees who are owners, officers or executives of their Employers; and

                  8.5.2 An agreement shall not be treated as a collective bargaining agreement unless it is a bona fide agreement between bona fide employee representatives and one or more Employers.

                              ARTICLE 9.
                       AMENDMENT AND TERMINATION

         9.1 AMENDMENT BY DESIGNATED EMPLOYER. The designated Employer shall have the right to amend the Plan at any time, to any extent that it considers advisable, subject to the limitations set forth in Sections 9.1.1 through 9.1.3.

                  9.1.1 NO DIVERSION. No amendment shall be effective if it shall attempt or purport to divert, or have the effect of diverting, any of the funds of this Plan which have become subject to final allocation for the benefit of participants or beneficiaries, or the income therefrom, for a use or purpose other than for the exclusive benefit of participants and their beneficiaries.

                  9.1.2 REDUCTION OF ACCRUED BENEFIT BY AMENDMENT. No amendment shall be effective if it shall reduce a participant's account balance or divest any participant of his or her accrued benefit or, except to the extent provided in regulations prescribed by the Secretary of the Treasury, would have the effect of eliminating an optional form of benefit, within the meaning of Code Section 411(d)(6) and the regulations promulgated thereunder, with respect to the accrued benefit of the participant determined immediately prior to the later of the date such amendment is adopted and the effective date of such amendment, unless such amendment shall have been adopted with the consent of the Secretary of Labor pursuant to the applicable provisions of ERISA, or in order to comply with the provisions of the Code affecting the tax-qualified status of the Plan and the deductibility of Employer contributions thereto or to comply with the provisions of any salary or wage stabilization laws, regulations, orders or directives which may now or hereafter be in force.

                  9.1.3 ELECTION OF AMENDED SCHEDULE IN CERTAIN CIRCUMSTANCES. No amendment to the vesting schedule shall deprive a participant of such participant's percentage vested interest as determined immediately prior to the later of the date the amendment is adopted and the effective date of such amendment under the Plan as it read without regard to such amendment. In addition, if the vesting schedule of the Plan is amended, then any participant who is an employee on the effective date of such amendment and who has completed at least five years of service (reduced to three years of service for plan years beginning after December 31, 1988), whether or not consecutive and without regard to the break-in-service rules, may elect to have his or her nonforfeitable percentage vested interest computed under the Plan without regard to such amendment, unless under no condition could the participant's nonforfeitable percentage vested interest be less under the amended schedule. Such election shall only be available to a participant who is a participant at the time the election is made, and the election period shall commence on the date on which the amendment is adopted and shall end on the latest of:

                           9.1.3.1 The sixtieth day after the date on which
the amendment is adopted;

                           9.1.3.2 The sixtieth day after the date on which
the amendment becomes effective; and

                           9.1.3.3 The sixtieth day after the date on which the
Plan Administrator gives the participant written notice of the amendment.

                  9.1.4 NOTICE TO FUNDING AGENT AND EMPLOYERS. Certified copies of all amendments shall be furnished by the designated Employer to the Funding Agent and to all other Employers maintaining the Plan, if any. An amendment shall be deemed to be adopted by an Employer unless, within 30 days after receipt of such certified copies, such Employer notifies the designated Employer and the Funding Agent in writing that it does not elect to be bound by such amendment. Notification by an Employer that it does not elect to be bound by an amendment shall be deemed to constitute written notice by such Employer that it is withdrawing from the Plan.

                  9.1.5 AMENDMENT OF AGREEMENT WITH FUNDING AGENT. Any agreement with a Funding Agent relating to the Fund may be amended in whole or in part at any time by the designated Employer with notice to the Funding Agent.

                  9.1.6 EFFECT OF AMENDMENT. Unless otherwise provided under the terms of the amendment or otherwise required by applicable provisions of the Code, ERISA or the regulations promulgated thereunder, any amendment to the Plan

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

shall not apply with respect to, nor affect the rights of, any participant whose termination of employment occurs prior to the effective date of such amendment.

         9.2 TERMINATION. It is the expectation of each Employer maintaining the Plan that the Plan and the payment of contributions hereunder shall continue indefinitely, but the continuance of this Plan is not assumed as a contractual obligation of any such Employer, and the designated Employer reserves the exclusive right at any time to terminate this Plan. Termination shall not occur until the designated Employer terminates the Plan or contributions hereunder are completely discontinued by all of the Employers maintaining the Plan, and mere failure of any Employer to make contributions hereunder for any fiscal year shall not terminate the Plan.

         9.3 WITHDRAWAL BY EMPLOYER.

                  9.3.1 NOTICE OF WITHDRAWAL. An Employer may withdraw from the Plan at any time by giving written notice to the designated Employer and the Funding Agent. An Employer shall be deemed to have given written notice that it is withdrawing from the Plan if it gives written notice that it does not elect to be bound by an amendment to the Plan as set forth in Section 9.1.4.

                  9.3.2 RIGHT OF WITHDRAWING EMPLOYER TO ADOPT SUCCESSOR PLAN. A withdrawing Employer shall have 90 days following the date on which the designated Employer receives written notice of withdrawal by such withdrawing Employer to adopt a successor plan and appoint a funding agent to receive the portion of the Fund attributable to such withdrawing Employer. In the event that such withdrawing Employer adopts a successor plan and appoints a funding agent to receive the portion of the Fund attributable to it, the Funding Agent shall transfer such portion of the Fund to the funding agent appointed by the withdrawing Employer in accordance with the written instructions of such withdrawing Employer.

                  9.3.3 WITHDRAWAL TREATED AS TERMINATION OF THE PLAN WITH RESPECT TO WITHDRAWING EMPLOYER. If an Employer withdraws from the Plan and does not adopt a successor plan and appoint a funding agent within 90 days as provided in Section 9.3.2, such withdrawing Employer shall be deemed to have terminated the Plan with respect to it as of the ninety-first day following the date on which the designated Employer receives such withdrawing Employer's written notice of withdrawal.

                              ARTICLE 10.
                    MILITARY AND GOVERNMENT SERVICE

         10.1 TERM IN THE SERVICE. Any employee or participant who enters the service of the Armed Forces or the government of the United States shall be presumed to be on a leave of absence with the consent of the Employer to the extent required by the Military Selective Service Act of 1967 (reenacted as the Viet Nam Era Veterans' Readjustment Assistance Act of 1974), as amended from time to time (hereinafter called the "Military Service Act"), and such absence shall not be adjudged a break in service provided the period of military or government service does not exceed the period entitling such employee to reemployment rights granted under the Military Service Act and the employee reenters the employ of an Employer or Affiliate within a period of 90 days after discharge or separation from military or government service without intervening employment elsewhere. Such leave of absence shall continue from the date of entry into such military or government service until the earliest of the date that the period of such service exceeds the period entitling such employee to reemployment rights granted under the Military Service Act, the expiration of 90 days from the date of discharge or separation, and such employee's return to the employ of an Employer or Affiliate. However, during the period of such leave of absence, contributions shall be made and amounts allocated on behalf of a participant only on account of compensation actually paid during such period.

         10.2 STATUTES AFFECTING PROVISIONS. The provisions of this Article relating to leave of absence shall be interpreted in a manner consistent with
Section 9 of the Military Selective Service Act of 1967, reenacted as the Viet Nam Era Veterans' Readjustment Assistance Act of 1974, and recodified at 38 U.S.C. Sections 2021-26 (Supp. V 1975), as amended from time to time. This Article shall be construed to incorporate any subsequent amendments to such Act and such amendments shall be included in rules adopted from time to time by the designated Employer without further amendment hereto.

                              ARTICLE 11.
         CERTAIN PROVISIONS RELATING TO FUND AND FUNDING AGENT

         11.1 APPOINTMENT AND RESIGNATION OF FUNDING AGENT. The designated Employer shall appoint one or more Funding Agents at any time. Any such Funding Agent may resign at any time and the designated Employer may remove a Funding

Agent at any time, subject, however, to the provisions of any agreement with a Funding Agent. Upon the resignation or removal of a Funding Agent, the designated Employer shall have the power to appoint a successor Funding Agent. Resignation, disqualification, inability or removal of a Funding Agent shall not terminate the Plan.

         11.2 AGREEMENT WITH FUNDING AGENT. The designated Employer may enter into any agreement with a Funding Agent not inconsistent with the provisions of the Plan. In addition, the designated Employer shall from time to time direct the Funding Agent in writing with respect to the funding policy of the Plan.

         11.3 COMMINGLING. The Fund or any part thereof may be commingled for investment with funds of other plans, provided that appropriate records are maintained to properly reflect the interest of the Plan in such commingled fund.

         11.4 RIGHTS OF EMPLOYEES TO FUND. No employee, participant, beneficiary or other person shall have any right to or interest in any part of the Fund, upon termination of employment or otherwise, except as and only to the extent herein provided, regardless of the fact that an allocation has been made to a participant's account.

         11.5 DIVERSION OF FUND AND RETURN OF EMPLOYER CONTRIBUTIONS. Except as hereinafter provided, at no time prior to the termination of the Plan shall any part of the corpus or income of the Fund be used for or diverted to purposes other than for the exclusive benefit of employees and their beneficiaries and defraying reasonable expenses of administering the Plan and Fund. Notwithstanding the foregoing, the Funding Agent shall return an Employer's contribution in the following cases:

                  11.5.1 If a contribution or portion thereof is made by the Employer by mistake of fact, the Funding Agent shall return to the Employer that portion of the overpayment which is demanded by the Employer, provided that such demand and return are effected within one year after the payment of the contribution.

                  11.5.2 Contributions under this Plan are based on the condition precedent that the Plan initially qualifies under Code Section 401. In the event that this Plan receives an adverse determination with respect to its initial qualification, at the request of the Employer, the Funding Agent shall return such contributions within one year of such determination, but only if the application for the determination is made by the time prescribed by law for filing the Employer's federal income tax return for the taxable year in which such Plan was adopted, or such later date as the Secretary of the Treasury may prescribe. This provision is effective December 22, 1987.

                  11.5.3 If a contribution is conditioned upon the deductibility of the contribution under Section 404 of the Internal Revenue Code, then to the extent the deduction is disallowed, the Funding Agent shall return to the Employer all or part of that portion of the Employer's contribution which was disallowed upon demand therefor by the Employer, provided that such demand and return are effected within one year after disallowance of the deduction.

         11.6 ERRORS IN PARTICIPANTS' ACCOUNTS. When any error, omission or deficiency is discovered under the Plan, including but not limited to errors, omissions and deficiencies relating to contributions made or to be made under the Plan, the allocation or reallocation of any such contributions, the vesting or distribution of a participant's interest under the Plan, or the crediting or charging of Fund gains or losses to the accounts under the Plan, the designated Employer may direct the Funding Agent to correct, to the extent possible, such error, omission or deficiency by making such adjustments, allocations or reallocations to and among the accounts under the Plan as are appropriate or necessary. In addition, an Employer may make an additional or alternative contribution to the Plan where appropriate or necessary to correct any such error, omission or deficiency which occurred during such year or any prior year, and any such contribution shall be allocated under the Plan and shall vest in such manner so as to correct such error, omission or deficiency.

                              ARTICLE 12.
                      ADMINISTRATION OF THE PLAN

         12.1 ADMINISTRATION BY DESIGNATED EMPLOYER. Except as otherwise provided herein, the Plan shall be administered by the designated Employer. All determinations and decisions required or permitted to be made by the designated Employer in connection with the administration of the Plan shall be final and binding upon all persons who have, or in the future will have, an interest under the Plan.

         12.2 CERTAIN PROVISIONS RELATING TO ACCOUNTING FOR PARTICIPANTS' INTERESTS IN THE FUND AND ADJUSTING ACCOUNTS.

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

                  12.2.1 SUBDIVISION OF ACCOUNTS. The designated Employer shall account separately for a participant's interest in the Fund which is invested in (a) insurance purchased for such participant's benefit, if any, pursuant to the provisions hereof, (b) any separate investment fund established under the Plan (hereinafter referred to as the participant's interest in a "separate investment fund"), (c) any segregated investment account established for the participant under the Plan (hereinafter referred to as the participant's interest in a "segregated investment account"), and
(d) the other assets of the Fund (hereinafter referred to as the participant's interest in the "other assets of the Fund"). In addition, the designated Employer may establish subaccounts for any other purpose it deems to be necessary or desirable.

                  12.2.2 ADJUSTMENT OF ACCOUNTS ON VALUATION DATES. As of each valuation date the designated Employer shall, in the order listed, take the following steps:

                           12.2.2.1  ANNUAL VALUATION DATE.

                                    12.2.2.1.1  Charge the accounts of each
participant who has received a distribution since the last valuation date with any such distribution.

                                    12.2.2.1.2  Adjust the accounts of all
participants (as they appear on the records of the designated Employer immediately prior to such adjustment) so that the total of all participants' interests in the other assets of the Fund equals the then fair market value of the other assets of the Fund exclusive of any dividends or other income derived since the last valuation date from insurance purchased for a participant's benefit and exclusive of any interest or principal repayments made on a participant loan since the last valuation date. The designated Employer shall then adjust the accounts of all participants (as they appear on the records of the designated Employer immediately prior to such adjustment) so that the total of all participants' interests in each separate investment fund and segregated investment account equals the then fair market value of each such separate investment fund or segregated investment account, as the case may be. Notwithstanding the foregoing, to the extent determined under Section 7.1.4.2.2, income of the Fund shall be applied to restore the unvested portion of participants' Employer Contribution Accounts previously forfeited in lieu of allocation under this Section 12.2.2.1.2. Before adjusting the accounts of the participants under this section, the designated Employer shall subtract from the value of the Fund the following amounts without regard to income, gains or losses thereon: an amount equal to the sum of the Employer contributions to the Fund for the plan year which have not been allocated to the participants' accounts prior to the annual valuation date (and to the extent such unallocated contributions have not been commingled with other assets of the Plan during the year, any earnings or gains thereon if so elected in the Adoption Certificate) and unallocated amounts credited to a suspense account established as a result of the limitations on annual additions imposed by Code Section 415.

                                    12.2.2.1.3 Credit any dividends or other
income derived since the last valuation date from insurance purchased for a participant's benefit, to the extent any such income is not used to pay the costs of such insurance or additional insurance, to such participant's interest in the other assets of the Fund. Credit any interest or principal repayments made on a participant loan since the last valuation date to such participant's interest in the other assets of the Fund.

                                    12.2.2.1.4 Allocate the Non-401(k)
Contributions, Cash Option Contributions, Salary Deferral Contributions, 401(k) Remedial Contributions, and Matching Contributions and forfeitures for the plan year (and earnings and gains on any unallocated contribution described in Section 12.2.2.1.2, if so elected in the Adoption Certificate) among the participants' Non-401(k), 401(k) and Matching Contribution Accounts in accordance with the provisions of the Plan governing the allocation of contributions and forfeitures. For purposes hereof, if an adjustment is made to a participant's compensation subsequent to the time that the Employer's contribution is allocated among the participants, whether such adjustment is made by the Internal Revenue Service (the "Service") or the Employer, or for any other reason, and the result of such adjustment is to reduce the amount which should have been allocated and credited to a participant, the amount of the reduction shall be deemed to be a forfeiture in the year in which the adjustment is made and shall not affect the allocation for the plan year in which the contribution was actually made; provided, however, that if such adjustment is made by the Service, and the Service and the Employer agree that the adjustment should be handled in some other manner, the adjustment shall be handled in the manner so agreed upon.

                                    12.2.2.1.5  Allocate a participant's
Nondeductible Employee Contributions made since the last valuation date to such participant's Nondeductible Employee Contribution Account and allocate any rollover or transfer contributions made by or on behalf of a participant which have not been commingled with the balance of the Fund on any prior valuation date, plus any income or earnings thereon or less any losses thereto, to such participant's Rollover/Transfer Account.

                                    12.2.2.1.6  Charge any amounts credited
to a participant's accounts and credit such amounts to such separate investment fund or funds or segregated investment accounts as the participant may direct in accordance with the Plan provisions regarding the direction of investments by participants.

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                           12.2.2.2  QUARTERLY AND DISCRETIONARY VALUATION
DATES. As of each quarterly valuation date and discretionary valuation date, the designated Employer may, in the order listed, perform the functions set forth in Sections 12.2.2.1.1, 12.2.2.1.2, 12.2.2.1.3, 12.2.2.1.4 (but only to the extent of Salary Deferral Contributions accumulated since the preceding valuation date), 12.2.2.1.5 and 12.2.2.1.6.

         12.3 POWERS OF DESIGNATED EMPLOYER. Except as otherwise provided herein, the designated Employer shall have such power and authority as shall be necessary to carry out the purposes of the Plan, including, but not by way of limitation, those powers and authority set forth in this Section 12.3.

                  12.3.1 DETERMINATIONS. The designated Employer shall determine all questions relating to the eligibility of employees to become participants in the Plan, the eligibility of participants and beneficiaries to receive benefits and, except as otherwise provided in the Plan, the amount and method of payment of benefits to which a participant or such participant's beneficiaries become entitled, and determine the eligibility of participants to share in the allocation of contributions and forfeitures and make such allocations for each plan year.

                  12.3.2 PLAN INTERPRETATION AND DISPUTE RESOLUTION. The designated Employer shall interpret the provisions of the Plan and decide any disputes or questions which may arise with regard to the rights of employees, participants, beneficiaries and their legal representatives under the terms of the Plan.

                  12.3.3 RULE-MAKING. The designated Employer shall establish, from time to time, rules and regulations and adopt forms for the administration of the Plan and the transaction of its busineSections

                  12.3.4 ACCOUNTING DIRECTION. The designated Employer shall direct the Funding Agent to create and maintain separate accounts for each participant, to allocate to such accounts the contributions and forfeitures for each plan year, and to adjust the accounts of all participants as of the valuation dates.

                  12.3.5 FUND DISBURSEMENT AND INVESTMENT. The designated Employer shall direct the Funding Agent with respect to the disbursement of the Fund and appoint one or more parties that are registered as investment advisers under the Investment Advisers Act of l940, or insurance companies or banks which meet the requirements of Section 3(38) of ERISA, to serve as an investment manager or managers to manage (with the power to acquire and dispose of) any assets of the Fund. The designated Employer, and any other named fiduciary appointed pursuant to the Plan to the extent powers and duties relating to the investment of the Fund have been delegated to such named fiduciary, shall have the authority to direct the Funding Agent as to the investment and reinvestment of all or any part of the Fund.

                  12.3.6 ALLOCATION OF FIDUCIARY RESPONSIBILITIES. The designated Employer shall allocate or establish a procedure for the allocation of fiduciary responsibilities (other than trustee responsibilities) among any of the named fiduciaries pursuant to Sections 405(c)(1) and (2) of ERISA.

                  12.3.7 UNALLOCATED KEY-PERSON INSURANCE. If the designated Employer, in its sole discretion, deems it desirable, the designated Employer may direct the Funding Agent to acquire and hold in the Fund an insurance policy or policies on the life of any person when such person is considered by the Employer to be a key employee and whose death, in the opinion of such Employer, would adversely affect the continued operation of the business of the Employer and its ability to make profits in such operation. Such investment shall be an investment of the general fund and not of any participant's segregated account alone.

                  12.3.8 ALLOCATED LIFE INSURANCE. If elected in the Adoption Certificate and directed by a participant, the designated Employer may authorize and direct the Funding Agent to purchase for such participant out of such participant's accounts an insurance policy or policies upon such participant's life. The rules relating to the purchase of life insurance shall be equitable in application to all participants and such purchase shall be subject to the following restrictions:

                           12.3.8.1 The designated Employer may not direct the
Funding Agent to purchase a life insurance policy providing for payment to any beneficiary or payee other than the Fund. Any insurance issued on the life of a participant shall constitute an investment of the account of such participant, the premium shall be paid therefrom and the proceeds shall be considered a part thereof. The cost each year of the life insurance protection (meaning the face amount of the policy reduced by its cash surrender value) determined under tables issued from time to time by the Internal Revenue Service (or, if lower, the current published premium rates per $1,000 of insurance protection charged by the issuing company for individual one-year term life insurance available to all standard risks) shall be charged against the participant's accounts in the following order: Nondeductible Employee Contribution Account, Rollover/Transfer Account, Non-401(k) Contribution Account, Matching

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

Contribution Account and 401(k) Contribution Account. The Funding Agent shall be the applicant for each policy and title to each policy shall be in the Funding Agent. A participant shall execute all documents required by the issuing company in connection with issuance of a policy on such participant's life.

                           12.3.8.2 Each policy shall provide that any
dividends or refunds payable thereon shall be applied to reduce the next premium, except that any dividends or refunds payable upon death shall form part of the death proceeds of such policy.

                           12.3.8.3 Insurance purchased for a participant's
account from amounts credited to his or her Non-401(k) Contribution Account, Matching Contribution Account, 401(k) Contribution Account or
Rollover/Transfer Account shall be limited in accordance with the election in the Adoption Certificate and as set forth below:

                                    12.3.8.3.1 The aggregate premiums paid
for any life insurance other than ordinary life insurance (hereinafter referred to as "term life insurance") in the case of any employee since becoming a participant shall be less than one-fourth of the aggregate of the Employer's contributions and forfeitures allocated to that employee's Non-401(k), 401(k) and Matching Contribution Accounts since becoming a participant plus amounts credited to the employee's Rollover/Transfer Account. The aggregate premiums paid for ordinary life insurance in the case of any employee since becoming a participant shall be less than one-half of the aggregate of the Employer's contributions and forfeitures allocated to that employee's Non-401(k), 401(k) and Matching Contribution Accounts since becoming a participant plus amounts credited to the employee's Rollover/Transfer Account. If insurance premiums are paid for both term life insurance and ordinary life insurance, then the total of the aggregate premiums paid for term life insurance plus one-half of the aggregate premiums paid for ordinary life insurance shall be less than one-fourth of the aggregate of the Employer's contributions and forfeitures allocated to the employee's Non-401(k), 401(k) and Matching Contribution Accounts since becoming a participant plus amounts credited to the employee's Rollover/Transfer Account.

                                    12.3.8.3.2 The maximum amount of life
insurance which may be purchased for a participant shall be the amount which may be purchased (a) with funds contributed by the participant, and (b) with funds which have been contributed by the Employer on behalf of the participant and which have been accumulated for at least two years. More specifically, the maximum amount which may be used for the payment of life insurance premiums shall be the amount contributed by the participant plus the lesser of the following: the full value of the participant's Non-401(k) Contribution, 401(k) Contribution, Matching Contribution and Rollover/Transfer Accounts as of the second annual valuation date prior thereto, and the current value of the Non-401(k) Contribution, 401(k) Contribution, Matching Contribution and Rollover/Transfer Accounts of the participant less the aggregate amount of contributions and forfeitures allocated to the participant's Non-401(k), 401(k), and Matching Contribution Accounts on the two annual valuation dates coinciding with or immediately preceding the date as of which the insurance is to be purchased. The limitations on the purchase of life insurance set forth in this section shall not be applicable to a participant who has been a participant under the Plan for at least five years.

                           12.3.8.4 The entire value of any insurance policy
or policies issued on the life of a participant and in force and effect at the date of termination of employment of such participant shall be reduced to cash, which shall be distributed to such participant in accordance with the applicable provisions and rules regarding distribution of benefits set forth elsewhere in the Plan.

                  12.3.9 SALE OF INSURANCE CONTRACTS. The designated Employer may, in its sole discretion, authorize and direct the Funding Agent to sell an individual life insurance or other insurance contract or contracts purchased for the benefit of a participant to any of the persons set forth in Sections 12.3.9.1 through 12.3.9.4:

                           2.3.9.1  A participant under the Plan if the
participant is the insured under the contract;

                           12.3.9.2 A person who is a "relative" of such
participant within the meaning of ERISA or a "member of the family" within the meaning of the applicable provisions of the Internal Revenue Code, or a brother or sister of the insured participant (or a spouse of such brother or sister), and is the beneficiary under the contract;

                           12.3.9.3  The Employer; or

                           12.3.9.4  Another employee benefit plan.

                           12.3.9.5 Such sale shall be permitted only if the
insurance contract would, but for the sale, be surrendered by the Plan; the amount received by the Plan in consideration for the sale is at least equal to the amount necessary to

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

put the Plan in the same cash position as it would have been had it retained the contract, surrendered it and made any distribution owing to the participant of such participant's vested interest under the Plan; and with respect to sales of the policy to parties other than the participant, the participant insured under the policy is informed of the proposed sale and is given the opportunity to purchase the contract from the Plan and delivers a written document to the Plan stating that he or she elects not to purchase the policy and consents to the sale by the Plan of such policy to the Employer, relative or other plan.

                           12.3.9.6 No such sale shall be made to an
owner-employee as herein defined or shareholder-employee as defined in Code
Section 1379 as in effect prior to the enactment of the Subchapter S Revision Act of 1982, to a relative of such owner-employee or shareholder-employee or an Employer which is a proprietorship, partnership or S corporation having an owner who is an owner-employee or shareholder-employee with respect to this Plan, unless and to the extent any such transaction or such class of transactions has been granted an exemption by the Secretary of Labor from the prohibited transaction provisions of the Code and ERISA.

                  12.3.10 PURCHASE OF INSURANCE CONTRACTS. The designated Employer may, in its sole discretion, authorize and direct the Funding Agent to purchase or receive in transfer or exchange an individual life insurance or other insurance contract from a participant on whose life such contract was issued, or from the Employer, provided, that:

                           12.3.10.1 The Funding Agent pays from the Fund
assets no more than the lesser of the cash surrender value of the contract and the value of the participant's account balance;

                           12.3.10.2 Such sale, transfer or exchange does not
involve any contract which is subject to a mortgage or similar lien which the Plan assumes; and

                           12.3.10.3  The  participant is not an
owner-employee or shareholder-employee described in Section 12.3.9.6 and the Employer is not a proprietorship, partnership or S corporation having an owner who is an owner-employee or shareholder-employee, unless and to the extent any such transaction or such class of transactions has been granted an exemption by the Secretary of Labor from the prohibited transaction provisions of the Code and ERISA.

                  12.3.11 PARTICIPANT LOANS. If an election is made in the Adoption Certificate to permit participant loans from the Plan, the designated Employer may, in its sole discretion, authorize and direct the Funding Agent to make a loan or loans to a participant, or his or her beneficiary in the event of the participant's death (the "borrower"). Loans to participants or their beneficiaries who are not "parties in interest" shall be permitted only to the extent required by applicable law or otherwise provided in the guidelines described in the following sentence. Any loans under this Plan which are granted or renewed on or after the last day of the first plan year beginning on or after January 1, 1989, shall be made pursuant to written guidelines adopted by the designated Employer which are intended to implement this Section 12.3.11 and which, among other things, include the identity of the person or persons authorized to administer the participant loan program, the procedure for applying for loans, the basis on which loans are approved or denied, the limitations, if any, on the types and amount of loans offered, the procedure under the program for determining a reasonable rate of interest, the types of collateral which may secure a participant loan, and the events constituting default and the steps that will be taken to preserve Plan assets in the event of such default. Such guidelines shall be consistent with the following rules:

                           12.3.11.1 A written request shall be filed by the
borrower with the designated Employer on a form prescribed by it. If the borrower's death should occur prior to the time the amount requested is actually disbursed to the borrower, the borrower's request for such a loan shall be deemed cancelled and of no effect.

                           12.3.11.2 Upon application by the borrower, the
designated Employer may authorize a loan:

                                    12.3.11.2.1  If the aggregate amount of
loans outstanding to a borrower, as determined immediately after the loan is made, under this Plan and any other plans and trusts described under Code
Section 72(p)(4) maintained by the Employer or any Affiliate, will not exceed the least of (a) $50,000, reduced by the excess, if any, of the highest outstanding balance of loans from such plans during the one-year period ending on the day before the date the loan is made over the outstanding balance of loans from such plans on the date the loan is made; (b) with respect to loans granted or renewed prior to October 19, 1989, 50% of the sum of the present value of such borrower's nonforfeitable accrued benefit under any such defined benefit plan(s) and the amount of such borrower's nonforfeitable interest in his or her accounts under this Plan and any other such defined contribution plan(s) (but not less than $10,000); and (c) with respect to loans granted or renewed subsequent to October 18, 1989, 50% of the amount of such borrower's nonforfeitable interest in such borrower's accounts under this Plan; and

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

                                    12.3.11.2.2  With respect to any loan
made, renewed, extended, renegotiated or revised on or after August 19, 1985, if the participant's spouse (if the borrower is the participant) consents in writing to the assignment of the participant's beneficial interest hereunder as security for repayment of such loan. Such spousal consent must be given during the 90-day period ending on the date of such assignment, and must comply with the requirements of Section 7.5.8.2, to the extent applicable, including but not limited to the requirements that such spousal consent must be in writing, must acknowledge the effect of the loan and, except as otherwise provided in Section 7.5.8.2, must be witnessed by a notary public or an officer, managing partner or the sole owner of the designated Employer on behalf of the Plan. Notwithstanding the foregoing, the provisions of this
Section 12.3.11.2.2 shall apply only with respect to a participant to whom the provisions of Sections 7.5.8 and 7.6.3 apply on the date of such assignment, or if the written guidelines referred to in Section 12.3.11 provide for such spousal consent.

                           12.3.11.3 The designated Employer shall determine
the rate of interest to be paid, which shall be a reasonable rate of interest within the meaning of Code Section 4975(d)(1), ERISA Section 408(b) and the regulations thereunder.

                           12.3.11.4 The designated Employer shall determine
the term for repayment of the loan, which shall not exceed five years unless, with respect to a loan made, renewed, extended, renegotiated or revised on or after January 1, 1987, the loan is used to acquire any dwelling unit which within a reasonable time is to be used (determined at the time the loan is made) as the principal residence of the borrower.

                           12.3.11.5 With respect to any loan made, renewed,
extended, renegotiated or revised on or after January 1, 1987, except as otherwise permitted in regulations prescribed by the Secretary of the Treasury under Code Section 72(p), the loan shall be repaid in substantially equal installments (not less frequently than quarterly) of principal and interest over the term of the loan; provided, however, that nothing in this
Section 12.3.11.5 shall be construed as prohibiting either the repayment or acceleration of such loan prior to the end of such term, or the use of a variable interest rate.

                           12.3.11.6 No loan under Section 12.3.11 shall be
made to any borrower who is an owner-employee or shareholder-employee described in Section 12.3.9.6, or a relative of any such owner-employee or shareholder-employee, unless and to the extent any such loan or such class of loans has been granted an exemption by the Secretary of Labor from the prohibited transaction provisions of the Code and ERISA.

                           12.3.11.7  The loan shall at all times be
adequately secured. The designated Employer shall require that the borrower's beneficial interest hereunder be assigned as security for repayment of the loan and any interest accrued thereon; provided, however, that such assignment shall be ineffective and void for any period of time during which the loan fails to comply with the provisions of Code Section 4975(d)(1).

                           12.3.11.8 If any such outstanding loan or loans
are not paid as and when due, the designated Employer shall take all reasonable steps to assure repayment. As a last resort, the amount of such outstanding loan or loans, and interest accrued thereon, shall be deducted from the value of such borrower's account upon the earliest of (i) termination of the borrower's employment if employed by an Employer, (ii) the occurrence of any other event giving rise to a distribution permitted or required under the provisions of this Plan and applicable law, and (iii) the later of the date on which the borrower is in default with respect to two installment payments under Section 12.3.11.5 and the date which is 90 days after the initial default; provided, however, that clause (iii) shall not apply with respect to amounts attributable to elective contributions, qualified nonelective contributions and/or qualified matching contributions, within the meaning of Code Section 401(k) and the regulations promulgated thereunder. In any event, no payment out of the Fund shall be made to any borrower or to such borrower's estate, personal representative or beneficiary for any reason, unless and until all unpaid loans to such borrower and interest accrued thereon have been considered satisfied in full; provided, however, that notwithstanding any other provisions of this Plan, the designated Employer shall distribute the promissory note evidencing the participant loan under any circumstances permitting a distribution hereunder in full or partial satisfaction of such loan unless such loan is repaid at or before the time of such distribution. All costs and expenses incurred by the Plan, the Funding Agent or the designated Employer in attempting to collect or enforce repayment of a loan which is in default shall be charged to such borrower so as to increase such borrower's repayment obligation hereunder.

                           12.3.11.9 The value of any such loan for all
purposes hereof shall be considered to be the full unamortized principal balance of such loan plus accrued interest thereon as of the applicable valuation date.

                           12.3.11.10 None of the provisions set forth above
under Section 12.3.11 shall affect or require any change to the provisions of any loan from the Plan to a borrower which (i) was made prior to the effective date of the applicable provisions, and (ii) was not renewed, extended, renegotiated or revised on or after such effective date.

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                  12.3.12 EMPLOYMENT OF AGENTS. The designated Employer may
employ and compensate accountants, brokers, attorneys or such other persons as may be necessary or expedient to assist it in carrying out its powers and duties. The designated Employer and its officers, directors and agents shall be entitled to rely upon all certifications and reports made by an accountant and all opinions given by an attorney, and the designated Employer and its officers, directors and agents shall be fully protected with respect to any action taken or omitted by them in good faith and in reliance upon any such accountant or attorney.

                  12.3.13 CORRECTION OF ERRORS. The designated Employer shall cause such equitable adjustments to be made as the designated Employer, in its discretion, deems appropriate to correct for good-faith mathematical, accounting or factual errors.

                  12.3.14 APPOINTMENT AND REMOVAL OF FUNDING AGENT. The designated Employer shall appoint and remove the Funding Agent or Agents and successor Funding Agents and determine the form and substance of each and every trust agreement or agreement with a Funding Agent under which the Fund is held.

                  12.3.15 CERTIFICATIONS. The designated Employer shall certify in writing all determinations made.

                  12.3.16 ESTABLISHMENT OF SEPARATE FUND FOLLOWING MERGER OR CONSOLIDATION. The designated Employer may authorize and direct the Funding Agent to establish a separate fund to hold the assets of any plan which has been merged or consolidated with this Plan or whose assets or liabilities have been transferred to this Plan if the designated Employer determines, in its discretion, that the immediate commingling of assets would be inconsistent with the funding policy established under this Plan, is not in the best interests of the participants of this Plan, could expose any fiduciary of this Plan to additional liability, or if the sponsors of the merged plans prior to such merger entered into an agreement providing for such separate fund. Only those participants with an interest in the plan which has merged or consolidated with this Plan or with respect to which assets or liabilities have been transferred to this Plan shall have an interest in such separate fund. Such separate fund shall be commingled with the investments of the general fund of this Plan on the later of the date provided in any agreement entered into between the sponsors of the plans prior to their merger or consolidation and the date on which the designated Employer, in its discretion, determines that the reasons for maintaining such separate fund no longer exist. The separate fund shall bear a ratable portion of the expenses of the Fund.

         12.4   PARTICIPANT DIRECTION OF INVESTMENT OF ACCOUNTS.

                  12.4.1 SEPARATE INVESTMENT FUNDS. If authorized by the designated Employer, and at the designated Employer's direction, the Funding Agent shall establish two or more investment funds (hereinafter each such fund being referred to as an "Investment Fund"). Each Investment Fund will have a different investment objective. Each participant or beneficiary, as the case may be, may file with the designated Employer a written election to have such part or all of the undistributed amounts credited or to be credited to such person's accounts invested in such Investment Funds in such proportions as the participant or beneficiary, as the case may be, may from time to time determine, subject to such rules as to the time of election, the amendment of an election and the relative proportions which may be elected as the designated Employer may provide. All such elections shall be effected as of the valuation date next following the designated Employer's appropriate and timely receipt of the participant's or beneficiary's written election. Every election authorized by this Section 12.4.1 shall be submitted to the designated Employer on such forms as the designated Employer may provide, shall be in accordance with such rules and regulations as the designated Employer may prescribe and, unless otherwise allowed by the designated Employer, shall be filed at least 30 days prior to the valuation date on which such transfer is to be effected. In the event that a participant does not make an election pursuant to the provisions of this subsection, the Funding Agent shall invest the amounts credited to a participant's accounts in accordance with the other applicable provisions of the Plan. All income, gains and losses of each such Investment Fund shall be credited solely to and charged solely against such Investment Fund. Each Investment Fund shall bear its share of any expenses of the Fund as determined from time to time by the designated Employer.

                  12.4.2 SEGREGATION OF ACCOUNTS FOR PARTICIPANT LOANS. Upon approval by the designated Employer of a loan pursuant to Section 12.3.11 and at the direction of the borrower, the Funding Agent shall segregate the amounts credited to the borrower's accounts in the amount of such loan or loans. All such directions to segregate any portions of such borrower's accounts shall be effective as of the annual valuation date, or such other valuation date as may be established by the designated Employer pursuant to this Plan, coincidental with or next following the effective date of the loan. All interest, losses or expenses of or attributable to investment of such segregated account in such loan or loans shall be credited or charged to or against such account; provided, however, that interest and principal repayments, after being credited to such segregated account of the borrower, shall be charged against such account and credited to the accounts of the borrower in the Fund for investment by the Funding Agent as provided herein. Upon repayment in full of such loan, any amounts credited to the segregated account of the borrower shall be credited to the accounts of the borrower in the Fund and such amounts shall no longer be segregated by the Funding Agent.

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                  The direction of a borrower to segregate his or her
accounts for a loan shall be the sole act and responsibility of such borrower, and any fiduciaries of the Plan who would otherwise be liable or have any duty or potential liability with respect to the investment of such funds shall be relieved of any such responsibility, duty or liability pursuant to Section 404(c) of ERISA to the extent of the exercise of the direction by the borrower.

                  12.4.3 SEGREGATION OF ACCOUNTS FOR PARTICIPANT DIRECTION AND EXERCISE OF PARTICIPANT DIRECTION. If elected in the Adoption Certificate, upon the adoption or amendment of this Plan or, in the absence of such election, if authorized by the designated Employer at any other time, at the designated Employer's direction the Funding Agent shall establish a segregated account for a participant or beneficiary.

                           12.4.3.1  Each participant or beneficiary, as the
case may be, may file with the designated Employer a written direction to have part or all of the undistributed amounts credited to his or her accounts segregated and invested solely in accordance with his or her directions. At any time prior to distribution of all amounts credited to such person's accounts, the participant or beneficiary, as the case may be, may file with the designated Employer a new written direction to change the portions of his or her accounts which are so segregated.

                           12.4.3.2  Any participant or beneficiary, as the
case may be, who so directs the designated Employer to segregate any amounts shall have exclusive authority, discretion and responsibility to direct the investment of amounts held in such segregated account. Such participant or beneficiary shall direct the Funding Agent to invest amounts held in such segregated account in real or personal property of any kind and may direct the Funding Agent to change the investments of such segregated account from time to time; provided, however, that no amounts in such segregated account shall be invested in any stocks, securities, real property or other assets to the extent that the Funding Agent is prohibited from making such investments under other provisions of the Plan, the Internal Revenue Code or ERISA; and, provided further, that the Funding Agent may limit potential investments to those which it may reasonably and practically administer.

                           12.4.3.3  All such directions to segregate any
portions of a participant's or beneficiary's accounts shall be effected only as of the valuation date next following the designated Employer's receipt of appropriate and timely directions from the participant or beneficiary, as the case may be, unless the designated Employer establishes rules which allow such directions to be effected at an earlier date. Unless otherwise allowed by the designated Employer, all directions to segregate any portion of a participant's or beneficiary's accounts shall be filed at least 30 days prior to the valuation date on which such direction is to be effected. All directions by a participant or beneficiary with respect to the investment of amounts credited to a segregated account shall be effected by the Funding Agent as soon as reasonably practicable following valuation of such account, subject to the Funding Agent's ability to purchase, sell or convert such investments or to otherwise comply with such directions.

                           12.4.3.4  All such directions to segregate shall
first be filed with the designated Employer on such forms as the designated Employer may provide and shall be in accordance with such rules and regulations as the designated Employer may prescribe.

                           12.4.3.5  All income, gains, losses or expenses of
or attributable to investments of a segregated account established hereunder shall be credited or charged solely to or against such account. In addition, any investment direction made with respect to such segregated account shall be the sole act and responsibility of the participant or beneficiary, and any fiduciaries of the Plan who would otherwise be responsible for or have any duty or potential liability with respect to the investment of such funds shall be relieved of any such responsibility, duty or liability pursuant to
Section 404(c) of ERISA. In the event that a participant or beneficiary does not make a direction to segregate any portion of his or her accounts, then the Funding Agent shall invest the amounts credited to such accounts in accordance with the other applicable provisions of the Plan.

                           12.4.3.6  The participant or beneficiary, as the
case may be, may appoint an investment adviser to direct the investment of the amounts credited to his or her segregated accounts and shall notify the designated Employer in writing of such an appointment. The designated Employer shall act in accordance with instructions of the participant or beneficiary or the investment adviser. Any costs incurred as a result of the selection of an investment adviser shall be paid directly by the participant or beneficiary or, to the extent not directly paid, shall be paid by the Funding Agent and charged against the segregated account of the participant or beneficiary.

                  12.4.4 SEGREGATION OF ACCOUNTS SUBSEQUENT TO TERMINATION OF EMPLOYMENT OR EARLIER DATE. After termination of employment or such earlier date elected in the Adoption Certificate, the participant or his or her beneficiary may file with the designated Employer a written election to have all or part of the interest of the participant or beneficiary in the Fund segregated and invested as a separate fund (hereinafter referred to as a "Segregated Fund"). The designated Employer shall notify the Funding Agent of such election and the Funding Agent shall comply with such election as of the valuation date following its timely notification by the designated Employer of such election. Said Segregated Fund shall be invested by the Funding Agent so as to have a high degree of liquidity and a high degree of protection against loss of principal. Without limiting the foregoing, the Funding Agent may invest all or any part of the Segregated Fund in an individual savings account, savings certificate or similar interest-bearing instrument. A corporate Funding Agent is authorized to invest in such accounts, certificates or other instruments issued in its banking capacity (if it is a bank) or issued by an affiliate of the Funding Agent, and is also authorized to invest the principal and income of a Segregated Fund through any appropriate common or collective trust fund maintained by the Funding Agent for the collective investment of funds held by it in a fiduciary capacity. The amount invested in a savings account, savings certificate or similar interest-bearing instrument may exceed the amount insured by the Federal Deposit Insurance Corporation. Any income, gain or loss with respect to a Segregated Fund or distribution from a Segregated Fund shall be separately credited or charged, as the case may be, to such Segregated Fund, and the Funding Agent shall account separately for each Segregated Fund. Each Segregated Fund shall bear its share of any expenses of the Fund as determined from time to time by the designated Employer.

                  12.4.5 SEGREGATION OF INSURANCE PROCEEDS. Upon the death of a participant for whose account the Funding Agent holds an insurance policy or policies on such participant's life, and upon the payment by the insurance company to the Funding Agent of the proceeds of such policy or policies, such proceeds shall be credited to such participant's Insurance Proceeds Account and segregated and invested as a separate fund. The Funding Agent shall establish subaccounts of such account and separately account for the proceeds of such policy or policies as follows:

                           12.4.5.1 That portion of the insurance proceeds
equal to the difference between the face amounts of the insurance policies under which the proceeds received hereunder are paid and the cash values immediately prior to the participant's death of all such insurance policies shall be credited to a separate subaccount;

                           12.4.5.2 That portion of the insurance proceeds
received hereunder equal to the cash values immediately prior to the participant's death of all such insurance policies, less policy loans, if any, shall be credited to a second subaccount.

                  In no event shall amounts held in the Insurance Proceeds Account be commingled in any manner with the general assets of the Fund. Any income or gain with respect to proceeds held in the foregoing subaccounts shall be credited to a third subaccount. In addition, such third subaccount shall be credited with any interest accrued and paid by an insurance company on such proceeds between the date of a participant's death and the date such proceeds are credited hereunder. Any interest, gain or loss with respect to amounts held in the third subaccount shall be credited or charged, as the case may be, to such third subaccount.

         12.5 CLAIMS PROCEDURE. The designated Employer has established a procedure for resolving any disputes or claims arising under the Plan. Unless otherwise established by the designated Employer by resolution, the following is the claims procedure under the Plan:

                  12.5.1 FILING AND DENIAL OF CLAIM. The participant or beneficiary (hereinafter referred to for purposes of this section as the "claimant") may file a written claim with the designated Employer requesting a benefit under the Plan, or objecting to the determination of the benefits payable hereunder, at any time prior to the expiration of 30 days subsequent to the date payment of benefits is to commence or would commence if any benefits were payable. If the designated Employer denies, in whole or in part, any claim so filed, notice of such denial shall be furnished in writing to the claimant within 90 days of the designated Employer's receipt of the claim. The written denial shall state in a manner calculated to be understood by the claimant:

                           12.5.1.1  The specific reasons for denial;

                           12.5.1.2  The specific references to applicable
Plan provisions upon which the denial is based;

                           12.5.1.3  A description of additional material or
information necessary, if any, for the claimant to perfect the claim and an explanation of why such material or information is necessary; and

                           12.5.1.4  A description of the steps to be taken
if the claimant wishes to submit the claim for review.

                  12.5.2 REVIEW OF DENIAL. In the event a claim for benefits is denied, in whole or in part, pursuant to Section 12.5.1 above, the claimant or his or her authorized representative may request in writing, within 60 days of the claimant's receipt of the designated Employer's denial, a review of such denial. The claimant shall also be entitled to review any applicable Plan documents and to submit any issues or comments concerning the claim and its denial in writing to the designated Employer. The designated Employer must provide to the claimant, within 60 days of receipt of a claimant's request for review, a written decision of its disposition of the claim upon review; provided, however, that if special circumstances (such as the need to hold a hearing) require an extension of time for processing the review, such decision shall be made within not more than 120 days of receipt of the claimant's request for review and the designated Employer shall give the claimant written notice of any such extension prior to the time of the commencement of such extension. The designated Employer may hold a hearing for the review of any claim if the claimant so requests in a written request for review and if the designated Employer, in its sole discretion, determines such a hearing is necessary due to the complexity of the issues involved or the nature of the claim. The designated Employer's decision upon review shall be written in a manner calculated to be understood by the claimant and shall include specific reasons for the decision and specific references to the applicable Plan provisions upon which the decision is based.

                  12.5.3 NOTICE PERIODS AND LEGAL ACTION. The designated Employer shall inform the participants and beneficiaries of the Plan in writing, in a timely fashion, of any time limits with respect to filing claims, requests, denials, notices or decisions hereunder. If a participant or beneficiary fails to give proper notice or otherwise comply with the rules and procedures set forth in this section, such participant or beneficiary shall be barred from any further legal action, including arbitration proceedings, to contest any determination made under the Plan with respect to benefits.

         12.6 ACTION TAKEN BY DESIGNATED EMPLOYER OR EMPLOYER. All actions which the designated Employer or an Employer, as the case may be, is authorized or required to take pursuant to the provisions of the Plan shall, if a corporation (or its equivalent), be taken by its Board of Directors (or its equivalent) by resolution duly adopted by such Board, and if a partnership or proprietorship, by the person or persons with authority to authorize such actions under the instruments, customs, or applicable law regulating the governance of such partnership or proprietorship.

         12.7 DELEGATION BY DESIGNATED EMPLOYER AND OTHERS. Except for the powers and duties hereunder relating to the determination of contributions to the Plan (which are and shall at all times remain the responsibility of each Employer maintaining the Plan), the termination and amendment of the Plan, and the appointment and removal of and agreement with a Funding Agent, the designated Employer may delegate or redelegate to one or more persons or to a committee such powers and duties assigned to the designated Employer hereunder as the designated Employer may from time to time deem advisable. In addition, any person or committee may redelegate the powers and duties expressly delegated. Any such person or committee to whom powers or duties are delegated or redelegated shall be considered a named fiduciary with respect to such powers and duties.

         12.8 MEMBERSHIP AND OPERATION OF COMMITTEE. In the event a committee is appointed by the designated Employer, then its activities shall be governed by the following rules:

                  12.8.1 MEMBERSHIP OF COMMITTEE. The committee shall consist of that number of members as shall be appointed from time to time by the designated Employer or its delegate. Committee members shall hold office at the pleasure of the designated Employer or its delegate.

                  12.8.2 OFFICERS. The committee shall choose from its members a Chairman and a Secretary, each to serve in such capacity until he or she resigns, is replaced by the committee or ceases to be a member of the committee. The Secretary shall keep all records pertinent to the committee's activities.

                  12.8.3 MEETINGS AND VOTING. Meetings shall be held from time to time at such places as may be selected by the Chairman or by a majority of the members of the committee. All questions to be decided and all actions to be taken by the committee shall be determined by a majority of the members at a meeting at which a quorum is present, or by a majority of all members in writing signed by all members, whether or not voting in favor of such determination. A majority of all members of the committee shall constitute a quorum. The committee may authorize one or more of its members to execute and deliver any receipt or other instrument on behalf of the committee or to perform any ministerial function of the committee. A member of the committee who is a participant shall not vote on any question relating specifically to himself or herself and, for the purpose of such vote, shall not be counted as a member of the committee. The decision of the committee shall be conclusive and binding on all parties affected thereby.

                  12.8.4 BONDS, COMPENSATION AND EXPENSES. Unless otherwise determined by the designated Employer, the members of the committee shall serve without bond (except as otherwise required by law) and without compensation for their services, except that such members shall be entitled to reimbursement for reasonable expenses incurred and authorized by the committee. It is intended that all such expenses of the committee shall be paid by the designated Employer, but if not so paid, shall be chargeable to the Fund as an administrative expense.

         12.9 NOTIFICATION AND CERTIFICATION BY DESIGNATED EMPLOYER, EMPLOYER OR COMMITTEE. Whenever notice is to be given or a certification is to be made by the designated Employer or an Employer, such notice or certification shall be in writing and signed by a corporate officer, managing partner or the sole proprietor of the designated Employer or the Employer, as the case may be. Whenever notice is to be given or a certification is to be made by the committee, such notice or certification shall be in writing and signed by a member of the committee. The Funding Agent or any other person receiving such notice or certification shall be entitled to rely on such notice or certification so executed without further inquiry.

                                   ARTICLE 13.
                                  MISCELLANEOUS

         13.1 RIGHT TO TERMINATE EMPLOYMENT. Nothing herein shall be considered to give any employee the right to be retained in the employ of an Employer, interfere with the right of an Employer to discharge any employee at any time, give an Employer the right to require an employee to remain in its employ or interfere with the employee's right to terminate employment at any time.

         13.2 LIMITATION ON LIABILITY OF DESIGNATED EMPLOYER, EMPLOYER, COMMITTEE OR FUNDING AGENT. All benefits payable under the Plan shall be paid or provided for solely from the Fund and only upon direction of the designated Employer, and rights with respect thereto shall be enforceable only against the Fund. Notwithstanding the foregoing, benefits may be provided in whole or in part, at the direction of the designated Employer, by application of the Fund to the purchase of an insurance policy or policies or, in the case of a participant to whom the provisions of Sections 7.5.8 and
7.6.3 apply, an annuity or annuities. To the extent that benefits are provided for and payable to a participant or beneficiary under any such insurance policy or policies, or annuity or annuities, the sole responsibility for such payments shall be that of the issuer thereof. The designated Employer, Employer, committee or Funding Agent, or any of their employees or agents, shall not be liable or responsible for or be considered to have guaranteed the benefits hereunder.

         13.3 UNEMPLOYMENT BENEFITS. Any benefits or payments received hereunder by a participant in the event of retirement or termination of employment shall be considered conclusively to have been received as benefit payments from a fund, annuity or insurance contract provided by or through the Employer within the meaning and for the purpose of any state unemployment compensation statute adopted in compliance with the Federal Unemployment Tax Act with respect to each of the weeks falling within the period during which benefits are received (in the case of benefits payable in periodic installments) or with respect to such number of weeks as would result from dividing the lump-sum payment received by the maximum weekly benefit to which the participant might otherwise be entitled under any such statute (in the case of payment of a participant's entire interest in one sum).

         13.4 CONSOLIDATION OR MERGER OF THE PLAN. In the event of merger, consolidation or transfer of assets or liabilities between the Fund and any other fund established under any qualified pension, profit sharing, savings, stock bonus or thrift plan, each participant hereunder shall be entitled to a benefit immediately after such merger, consolidation or transfer which is not less than that which such participant would have been entitled to receive immediately before such merger, consolidation or transfer. For purposes of this section, such benefit shall be determined as if the respective plans had been terminated. In addition, no such merger, consolidation or transfer shall have the effect of eliminating an optional form of benefit, within the meaning of Code Section 411(d)(6) and the regulations promulgated thereunder, available to participants hereunder with respect to the accrued benefit of the participant determined immediately prior to the date of such merger, consolidation or transfer.

         13.5 EFFECT OF CHANGE OF METHOD OF CREDITING SERVICE. If this Plan is an amendment or restatement of a prior plan maintained by an Employer which used an elapsed-time method of crediting service pursuant to Treas. Reg. Sections 1.410(a)-7, the following rules shall apply with respect to an employee of such Employer:

                  13.5.1 The employee shall receive credit, as of the later of the date the plan is amended or restated and the effective date of the amendment or restatement, for a number of years of service for all purposes hereunder equal to the number of one-year periods of service credited to the employee under the elapsed-time method of crediting service as of the appropriate date; and

                  13.5.2 The employee shall receive credit, in the applicable computation period which includes the appropriate date, for a number of hours of service for service during that computation period prior to the appropriate date equal to the product of ten hours of service times the number of days such employee would be credited with at least one hour of service as determined under the hour-of-service provisions of this Plan.

         13.6 SERVICE OF PROCES. In any legal proceeding involving the Plan, including arbitration, any corporate officer, managing partner or proprietor, as the case may be, of the designated Employer shall be the designated Employer's agent for service of process directed to the Plan.

         13.7 PERSONS DEALING WITH DESIGNATED EMPLOYER, EMPLOYER, COMMITTEE AND FUNDING AGENT. No person, corporate or individual, except an employee, participant or beneficiary, who deals with the designated Employer, Employer, committee or Funding Agent shall be required to take cognizance of the provisions of the Plan, or be required to make inquiry as to the authority of the designated Employer, Employer, committee or Funding Agent to do any act which it purports to do hereunder; any such person shall be entitled to conclusively assume that the designated Employer, Employer, committee or Funding Agent is properly authorized to do any act which it purports to do hereunder; and any such person shall be under no liability to anyone for any act done hereunder pursuant to the written direction of the designated Employer, Employer, committee or Funding Agent.

         13.8 PLAN INTENDED TO QUALIFY UNDER SECTION 40L(A) OF INTERNAL REVENUE CODE. Each Employer maintaining this Plan hereby declares its intent to create and continue a Plan that qualifies under Section 401(a) of the Internal Revenue Code. In the event of any ambiguity in the Plan, that interpretation shall be adopted which most nearly fulfills such stated intent.

         13.9 INDEMNIFICATION. To the extent permitted by law and specifically provided in any agreement entered into with a Funding Agent, investment manager or named fiduciary, the Employers maintaining this Plan shall jointly and severally indemnify any such Funding Agent, investment manager or named fiduciary designated therein. To the extent permitted by law and in accordance with rules established by the designated Employer from time to time, each Employer shall indemnify individual trustees, officers, directors, partners or other managers, and employees of such Employer, employees of the Plan, the members of any committee which is created, and such others to whom the designated Employer or such Employer has delegated administrative and fiduciary duties, except for persons and organizations (and their employees) who render advice or service for a fee, against any and all claims, losses, damages, expenses and liabilities arising from their responsibilities in connection with the Plan and Fund, unless the same are determined to be due to gross negligence or intentional misconduct.

         13.10 TITLES. Titles at the beginning of Articles and sections are for convenience of reference, shall not be considered a part of the Plan and shall not influence its construction.

         13.11 GOVERNING LAW. The provisions of this Plan shall be construed and enforced in accordance with the laws of the state designated in the Adoption Certificate, to the extent that such laws are not preempted by ERISA.

         13.12 MATTERS SURVIVING AMENDMENT. If this Plan has been restated or amended or is the surviving plan after a merger, consolidation or transfer of assets or liabilities, any rule adopted for and any beneficiary designation or other participant designation or election form filed under the Plan prior to the restatement, amendment, merger, consolidation or transfer shall continue in full force and effect to the extent not inconsistent with this Plan and applicable law, until otherwise modified by the designated Employer.



                                * * * * * * * * *

                                 AMENDMENT NO. 1
                                       TO
                             POLARIS INDUSTRIES L.P.
                         401(k) RETIREMENT/SAVINGS PLAN

         The undersigned, acting pursuant to the provisions of Article 9 of the Polaris Industries L.P. 401(k) Retirement/Savings Plan (the "Plan"), hereby amends the Plan as set forth below, effective December 22, 1994, unless otherwise specifically set forth herein.

         1. The name of the sponsor/employer throughout the Plan is hereby changed from Polaris Industries L.P. TO Polaris Industries Partners, L.P.

         2. The name of the Plan is hereby changed FROM Polaris Industries L.P. 401(k) Retirement/Savings Plan TO Polaris Industries Partners, L.P. 401(k) Retirement/Savings Plan in each instance in which it appears.

         3. Item 1 of the Plan is hereby amended in its entirety to read as follows:

                  1. DEFINITION OF EMPLOYER AND DESIGNATED EMPLOYER
                  [Section 2.2.2; Section 2.2.3]. The term "Employer" includes the Employer executing this Adoption Certificate and the following (i) predecessor employers, or (ii) for-profit or nonprofit corporations, trusts, partnerships or proprietorships which have adopted this Plan as participating Employers in accordance with its terms:

                           a.       Name:     Polaris Marketing, Inc.
                                    Address:  1225 Highway 169 North, Mpls., MN
                                              55441--5978
                                    EIN:      41-1798105

                           b.       Name:     _________________________________
                                    Address:  _________________________________
                                    EIN:      _________________________________

                  Attach separate exhibit identified as Exhibit A if the term "Employer" includes more than two predecessors or participating Employers.

         4. Effective February 1, 1995, Item 20(b) of the Adoption Certificate is amended in its entirety to read as follows:

                      b. Elects to make Matching Contribution only on each participant's Salary Deferral Contributions which do not exceed 5 % of covered compensation.

         5. The name of the Trust is hereby amended FROM Polaris Industries L.P. 401(k) Retirement/Savings Trust TO Polaris Industries Partners, L.P. 401(k) Retirement/Savings Trust.

         6. Except as amended herein, all provisions of the Plan will remain in full force and effect.

         IN WITNESS WHEREOF, the Employer has executed this document as of this 23rd day of March, 1995.



In the Presence of:           POLARIS INDUSTRIES PARTNERS, L.P.


By   s/s Janet E. Klis        By    s/s Kenneth D. Larson
  ----------------------         -----------------------------
                               Its:    President and Chief Operating Officer
                                   --------------------------------------------

                    RESOLUTIONS ADOPTED BY THE WRITTEN ACTION
                             THE BOARD OF DIRECTORS
                                       OF
                             POLARIS INDUSTRIES INC.
                             EFFECTIVE JUNE 23, 1997

                                 AMENDMENT NO. 2
                                       TO
                         401(k) RETIREMENT/SAVINGS PLAN

         WHEREAS, this Corporation previously adopted the above-named qualified plan (hereinafter referred to as the "Plan"); and

         WHEREAS, pursuant to the provisions of said Plan, the Corporation has the right to amend the Plan at any time; and

         WHEREAS, in accordance with Revenue Procedures 96-55 and 96-49, it is deemed necessary and desirable for the Corporation to amend the Plan at this time; and

         WHEREAS, the following Amendment has been approved and authorized by this Board of Directors;

         NOW, THEREFORE, RESOLVED, that the Plan is hereby amended by adoption of the following exhibits, effective as of the dates set forth therein.

                                "MODEL AMENDMENTS

     RESTRICTIONS ON AMOUNTS ATTRIBUTABLE TO CONTRIBUTIONS TO A PENSION PLAN

         IN ACCORDANCE WITH REVENUE PROCEDURE 96-55, ARTICLE 7 OF THE MODEL PROFIT SHARING PLAN OR THE MODEL OPTIONAL 401(k) PROFIT SHARING PLAN IS AMENDED, EFFECTIVE AS OF THE LATEST OF (i) THE FIRST DAY OF THE FIRST PLAN YEAR COMMENCING AFTER DECEMBER 12, 1994, (ii) MARCH 12, 1995, AND (iii) IF THE PLAN IS ENTITLED TO SPECIAL RELIANCE UNDER REVENUE PROCEDURES 89-9, 89-13 OR 93-39, AS MODIFIED FROM TIME TO TIME, AND SUBJECT TO THE CONDITIONS OF REVENUE RULING 94-76, THE FIRST DAY OF THE FIRST PLAN YEAR BEGINNING AFTER THE EXPIRATION OF THE EXTENDED RELIANCE PERIOD PROVIDED FOR UNDER SUCH REVENUE PROCEDURES, BY ADDING AT THE END THEREOF THE FOLLOWING SECTION 7.15 TO THE MODEL PROFIT SHARING PLAN OR SECTION 7.16 TO THE MODEL OPTIONAL 401(k) PROFIT SHARING PLAN:

         `7.15/7.16 RESTRICTIONS ON AMOUNTS ATTRIBUTABLE TO CONTRIBUTIONS TO A PENSION PLAN. NOTWITHSTANDING ANY PROVISION OF THIS PLAN TO THE CONTRARY, TO THE EXTENT THAT ANY OPTIONAL FORM OF BENEFIT UNDER THIS PLAN PERMITS A DISTRIBUTION PRIOR TO THE EMPLOYEE'S RETIREMENT, DEATH, DISABILITY, OR SEVERANCE FROM EMPLOYMENT, AND PRIOR TO PLAN TERMINATION, THE OPTIONAL FORM OF BENEFIT IS NOT AVAILABLE WITH RESPECT TO BENEFITS ATTRIBUTABLE TO ASSETS

(INCLUDING THE POST-TRANSFER EARNINGS THEREON) AND LIABILITIES THAT ARE TRANSFERRED, WITHIN THE MEANING OF CODE SECTION 414(l), TO THIS PLAN FROM A MONEY PURCHASE PENSION PLAN QUALIFIED UNDER CODE SECTION 401(a) (OTHER THAN ANY PORTION OF THOSE ASSETS AND LIABILITIES ATTRIBUTABLE TO VOLUNTARY EMPLOYEE CONTRIBUTIONS).'

        AMENDMENT PROVIDING FOR COMPLIANCE WITH REQUIREMENTS OF THE UNIFORMED SERVICES EMPLOYMENT AND REEMPLOYMENT RIGHTS ACT OF 1994

         IN ACCORDANCE WITH REVENUE PROCEDURE 96-49, THE FOLLOWING SECTION 10.3 IS ADDED TO ARTICLE 10 OF THE PLAN, EFFECTIVE OCTOBER 13, 1996:

         `10.3 CONTRIBUTIONS, BENEFITS AND SERVICE CREDIT. NOTWITHSTANDING ANY PROVISION OF THIS PLAN TO THE CONTRARY, CONTRIBUTIONS, BENEFITS AND SERVICE CREDIT WITH RESPECT TO QUALIFIED MILITARY SERVICE WILL BE PROVIDED IN ACCORDANCE WITH CODE SECTION 414(u).'

         IN ACCORDANCE WITH REVENUE PROCEDURE 96-49, THE FOLLOWING SECTION
12.3.11.11 IS ADDED TO ARTICLE 12 OF THE PLAN, EFFECTIVE OCTOBER 13, 1996:

         `12.3.11.11 WITH RESPECT TO LOAN REPAYMENTS DURING PERIODS OF MILITARY AND GOVERNMENT SERVICE OF THE BORROWER, LOAN REPAYMENTS WILL BE SUSPENDED UNDER THIS PLAN AS PERMITTED UNDER CODE SECTION 414(u)(4).'"

                                 AMENDMENT NO. 3
                                       TO
                        POLARIS INDUSTRIES PARTNERS, L.P.
                         401(K) RETIREMENT/SAVINGS PLAN

         The undersigned, acting pursuant to the provisions of Article 9 of the Polaris Industries Partners, L.P. 401(k) Retirement/Savings Plan (the "Plan"), hereby amends the Plan as set forth below, effective January 1, 1997, unless otherwise specifically set forth herein.

         1. The name of the sponsor/employer throughout the Plan is hereby changed from Polaris Industries Partners, L.P. TO Polaris Industries Inc., a Delaware corporation.

         2. The name of the Plan is hereby changed FROM Polaris Industries Partners, L.P. 401(k) Retirement/Savings Plan TO Polaris Industries Inc. 401(k) Retirement/Savings Plan in each instance in which it appears.

         3. The name of the Trust is hereby amended FROM Polaris Industries Partners, L.P. 401(k) Retirement/Savings Trust TO Polaris Industries Inc. 401(k) Retirement/Savings Trust.

         4. Except as amended herein, all provisions of the Plan will remain in full force and effect.

         IN WITNESS WHEREOF, the Employer has executed this document as of this 16th Day of December, 1997.

In the Presence of:                 POLARIS INDUSTRIES INC.

   s/s Mary Zins                    By       s/s Michael Malone
 ----------------------                -------------------------------------
                                     Its:   VP - Finance/CFO/Secretary

                                                                 AMENDMENT NO. 4

--------------------------------------------------------------------------------
                    RESOLUTIONS ADOPTED BY BOARD OF DIRECTORS
                                       OF
                             POLARIS INDUSTRIES INC.
--------------------------------------------------------------------------------

                   AMENDMENT OF 401(k) RETIREMENT/SAVINGS PLAN

         The Board discussed the participation in the 401(k) Retirement/Savings Plan by its wholly-owned subsidiary, Polaris Sales Inc. After discussion and upon motion duly made and seconded, the following resolutions were unanimously adopted:

         WHEREAS, Section 2.2.2 of Article 2 of the Polaris Industries Inc. 401(k) Retirement/ Savings Plan (the "401(k) Plan") provides that certain corporations may, with the consent of the plan sponsor, Polaris Industries Inc., elect to participate in the 401(k) Plan by resolutions duly adopted by the Board of Directors of such corporation; and

         WHEREAS, Polaris Sales Inc. has elected by resolutions of its Board of Directors to adopt the 401(k) Plan and become a designated employer as defined thereunder, effective January 1, 1999;

         NOW, THEREFORE, RESOLVED, that this corporation hereby consents to the adoption of the Polaris Industries Inc. 401(k) Retirement/Savings Plan and the Polaris Industries Inc. 401(k) Retirement/Savings Trust, effective as of January 1, 1999, by Polaris Sales, Inc. and that effective as of such date, Item 1 of the Adoption Certificate is hereby amended to add Polaris Sales Inc. as a Designated Employer.

         RESOLVED, FURTHER, that this amendment shall be deemed to be Amendment No. 4 to the Plan and shall be appended thereto, and that the officers of this corporation be and they hereby are authorized and directed to cause a copy of these resolutions to be served upon the trustee of said Plan and Trust and upon such other persons or agencies as they shall deem necessary or advisable.

                                 AMENDMENT NO. 5
                                       TO
                             POLARIS INDUSTRIES INC.
                         401(k) RETIREMENT/SAVINGS PLAN

         The undersigned, acting pursuant to the provisions of Article 9 of the Polaris Industries Inc. 401(k) Retirement/Savings Plan (the "Plan"), hereby amends the Plan as set forth below, effective April 1, 1999, unless otherwise specifically set forth herein.

         1. The name of the Plan is hereby changed FROM Polaris Industries Inc. 401(k) Retirement/Savings Plan TO Polaris 401(k) Retirement Savings Plan in all instances in which it appears.

         2. Items B(3) and (4) of the Adoption Certificate is hereby changed in its entirety to read as follows:

                  /X/      3.       Corporation
                                            S Corporation    / /  Yes  /X/  No

                  / /      4.       Other form of organization
                                    Describe:__________________________________

         3. Item 3 of the Adoption Certificate is hereby amended in its entirety to read as follows:

                  3.       DEFINITION OF ELIGIBLE EMPLOYEE   [Section 2.2.8].
                  The term "eligible employee" does not include the following category(ies) of employees: (NONE)

         4. Item 7 of the Adoption Certificate is hereby amended in its entirety to read as follows:

                  7.       ENTRY DATE [Section 2.3.3].

                           Elects optional entry date:

                           / /      a.      As provided in the Plan;

                           /X/      b.      With respect to exempt and nonexempt
                                            salaried employees, the first
                                            working day of the month following
                                            employment;


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


                           /X/      c.      With respect to hourly employees,
                                            the first pay period following the
                                            completion of 480 hours of service;
                                            and

                           /X/      d.      With respect to part time and
                                            seasonal employees, the first pay
                                            period following the completion of
                                            1,000 hours of service.

         5. Section 2.3.4.3 of Article 2 of the Plan is hereby amended in its entirety to read as follows:

                  2.3.4.3 The "DAILY VALUATION DATE," which is every business day of the plan year. This Section 2.3.4.3 shall be effective as of the date agreed to by the Funding Agent and the proper officers of the designated Employer.

         6        Section 2.4.3 of Article 2 of the Plan is hereby amended by adding the following language to the end thereof:

                  Notwithstanding any other provisions of the Plan to the contrary, for purposes of determining an employee's "ELIGIBILITY" to become a participant under the Plan, an employee shall enter the Plan and become a participant as follows: (i) with respect to hourly employees, the date the employee completes 480 hours of service; and (ii) with respect to part time and seasonal employees, the date the employee completes 1,000 hours of service. Such hours of service shall be determined starting with the date the employee first completes one hour of service with an Employer or Affiliate and ending on the date such required number of hours are completed; provided, however, that if an employee completes one "year of service" as defined hereinabove, such employee shall become a participant in the Plan on the first entry date set forth in Section 2.3.3.

         7. Item 10 of the Adoption Certificate is hereby amended in its entirety to read as follows:

                  10. SERVICE [Section 2.4.1]. Service for eligibility and vesting includes service with the following predecessor(s) of the Employer or unrelated employer(s):
                  Polaris Industries, Inc. and Polaris Industries Partners, L.P.

         8. Sections 7.1.1.2, 7.1.4.5.2, 7.5, 7.5.8.4 and 7.6.3.4 of Article 7
of the Fredrikson & Byron Model Optional 401(k) Profit Sharing Plan are hereby amended in part by replacing "$3,500" with "$5,000."

         9. Section 7.12 of the Fredrikson & Byron Model Optional 401(k) Profit Sharing Plan is hereby amended to provide that hardship withdrawals are not permitted from a participant's Matching Contribution Account.

         10. Item 17(a)(i) of the Adoption Certificate is hereby amended in its entirety to read as follows:

                  17.      PARTICIPATION   [Section 3.1.2; Section 3.1.3;
                                           Section 3.1.4].

                           a.       Service required:

                           /X/ i. * months (not greater than 30 for plan years beginning prior to
                                            January 1, 1989, nor greater than 18
                                            for plan years beginning after
                                            December 31, 1988); with respect to
                                            participation in Salary Deferral
                                            Contributions and Matching
                                            Contributions only, * months (not
                                            greater than six months for plan
                                            years beginning after December 31,
                                            1988)

                           ________________
                           *With respect to exempt and nonexempt salaried employees, the first working day of the month following employment; with respect to hourly employees, the first pay period following the completion of 480 hours of service; and with respect to part time and seasonal employees, the first pay period following the completion of 1,000 hours of service.

         11. Item 34 of the Adoption Certificate is hereby amended in its entirety to read as follows:

                  N/A      34.   INSURANCE AS INVESTMENT OF PARTICIPANT'S
                                 ACCOUNTS   [Section 12.3.8].

                           / / Elects to permit the purchase of life insurance as an investment of a participant's accounts

                                    The applicable limitations will be under:

                           / /      a.      Section 12.3.8.3.1  (1/4-1/2 rule)

                           / /      b.      Section 12.3.8.3.2
                                            (accumulation/participation rule)

         12. Section 12.2.2.2 of Article 12 of the Plan is hereby amended in its entirety to read as follows:

                  12.2.2.2 QUARTERLY AND DAILY VALUATION DATES. As of each quarterly valuation date and daily valuation date, the designated Employer may, in the order listed, perform the functions set forth in 12.2.2.1.1, 12.2.2.1.2, 12.2.2.1.3,
                  12.2.2.1.4 (but only to the extent of Salary Deferral Contributions accumulated since the preceding valuation date),
                  12.2.2.1.5 and 12.2.2.1.6.

         13. Section 12.3.3 of Article 12 of the Plan is hereby amended in its entirety to read as follows:

                  12.3.3 RULE-MAKING AND WRITTEN ELECTIONS. The designated Employer shall establish, from time to time, rules and regulations for the administration of the Plan and the transaction of its business. Wherever this Plan requires a participant to file a written election, the designated Employer shall, in its discretion, adopt such forms as it deems appropriate or may permit such election to be made in any other manner that corresponds with the current administration of the Plan.

         14. Item 35 of the Adoption Certificate is hereby amended in its entirety to read as follows:

                  35.      PARTICIPANT LOANS [Section 12.3.11].

                           /X/      Elects to permit participant loans

         Except as amended herein, all provisions of the Plan will remain in full force and effect.

         IN WITNESS WHEREOF, the Employer has executed this document as of this 1st day of April, 1999.


In the Presence of:                    POLARIS INDUSTRIES INC.

   /s/ Janet L. Bishop                 By   /s/ Michael Malone
--------------------------                ---------------------------------
                                          Its VP - Finance/CFO/Secretary
                                             ------------------------------


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